UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4805
Van Kampen Equity Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)          (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 3/31
Date of reporting period: 9/30/08

Item 1. Report to Shareholders

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Utility Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares
	since 7/28/93		since 7/28/93		since 8/13/93
		w/max		w/max		w/max
		5.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales
Total Returns	charges	charge	charges	charge	charges	charge

Since Inception	7.67%	7.25%	7.23%	7.23%	6.79%	6.79%

10-year	5.72	5.09	5.08	5.08	4.92	4.92

5-year	10.60	9.30	9.77	9.56	9.76	9.76

1-year	–17.34	–22.10	–17.93	–21.19	–17.97	–18.78

6-months	–12.60	–17.65	–12.95	–16.42	–12.96	–13.82

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Standard & Poor’s 500® Utilities Index (S&P 500® Utilities Index) is a broad-based index, generally representative of the U.S. market for utility stocks. The Standard & Poor’s 500® Index (S&P 500®) measures the performance the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

The past six months have been a tumultuous period for the U.S. equity market. The tumbling housing market, combined with credit tightening and unprecedented asset writedowns in the financial sector, triggered substantial losses in almost every sector of the market. The collapse of major U.S. financial institutions such as Lehman Brothers, Washington Mutual, Fannie Mae, Freddie Mac and AIG led to further panic from investors. In addition, the economy continued to slow, with declining industrial production, falling corporate profits, plunging corporate spending, increasingly difficult credit conditions and rising unemployment.

In this difficult environment, the utilities sector (as measured by the S&P 500® Utilities Index) underperformed the overall market in the past six months. The sector has historically been viewed as a safe haven during difficult times, and it was outperforming the broad market for most of the period. However, in the last two weeks of the period, the situation reversed and the Index fell significantly.

Every industry in the sector suffered over the period, with stocks being hurt by three main factors: the volatility of natural gas price, which increased by nearly 30 percent in the second quarter only to decrease by over 40 percent in the third quarter; the concerns over demand in a slowing economy; and the financing uncertainty for this capital-intensive industry in an environment with credit tightening. Independent power producers experienced major declines over the period, dropping more than any other industry in the sector. Gas utility stocks also underperformed the overall sector, but the impact on return was limited due to their small weight in the S&P 500® Utilities Index, (“the Index”). Electric utilities, the largest industry in the sector, drove most of the Index return and multi-utilities outperformed the sector average with a small negative return.

2

Performance Analysis

All share classes of Van Kampen Utility Fund underperformed the S&P 500® Utilities Index and the S&P 500® Index for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

			S&P 500®
Class A	Class B	Class C	Utilities Index	S&P 500® Index

–12.60%	–12.95%	–12.96%	–11.48%	–10.87%

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The volatile price of gas was a major factor in the Fund’s performance in the gas utilities segment. In a period of underperformance relative to the overall utilities sector, our overweight position in the gas utilities industry was detrimental to relative returns.

The telecommunications services segment of the portfolio (a group which is not represented in the S&P 500® Utilities Index) also detracted from performance for the period. Our stock selection here continues to focus on large, well-established and diversified companies, but in the current economic environment, stock prices fell on concerns about slowing demand and ability to manage borrowing costs. In addition, the Fund suffered from its exposure to cellular phone tower companies.

On the other hand, stock selection in electric utilities contributed to positive performance relative to the S&P 500® Utilities Index. Holdings in multi-utilities were also supportive of returns despite the Fund’s underweight in the best-performing industry of the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/08

AT&T, Inc.	4.1%
Verizon Communications, Inc.	4.1
Southern Co.	3.6
FirstEnergy Corp.	3.5
Sempra Energy	3.4
PG&E Corp.	3.4
Exelon Corp.	3.2
FPL Group, Inc.	3.0
Edison International, Inc.	2.9
PPL Corp.	2.9

Summary of Investments by Industry Classification as of 9/30/08

Electric Utilities	30.0%
Multi-Utilities	27.9
Integrated Telecommunication Services	12.3
Gas Utilities	9.4
Wireless Telecommunication Services	6.7
Independent Power Producers & Energy Traders	4.2
Oil & Gas Storage & Transportation	3.4
Broadcasting & Cable TV	2.8
Water Utilities	1.2
Alternative Carriers	0.4

Total Long-Term Investments	98.3
Total Repurchase Agreements	1.2

Total Investments	99.5
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	0.5

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$873.96	$5.87
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)

Class B
Actual	1,000.00	870.48	9.42
Hypothetical	1,000.00	1,014.99	10.15
(5% annual return before expenses)

Class C
Actual	1,000.00	870.42	9.42
Hypothetical	1,000.00	1,014.99	10.15
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, 2.01% and 2.01% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. Similarly, the Investment Company Act of 1940 requires that any investment subadvisory agreement for the Fund be approved initially (and annually thereafter) both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. At a meeting held on August 13, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment subadvisory agreement between the investment adviser and the investment subadviser are fair and reasonable and approved the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. The investment adviser and the investment subadviser are affiliates. Unless otherwise noted, references herein to the investment advisory agreement include collectively the investment advisory agreement and the investment subadvisory agreement, and references to the investment adviser include collectively the investment adviser and the investment subadviser.

In making its determinations, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of

8

Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where

9

necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Utility Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.3%
Alternative Carriers 0.4%
tw telecom, Inc. (a)	66,600	$691,974

Broadcasting & Cable TV 2.8%
Comcast Corp., Class A	253,500	4,976,205

Electric Utilities 30.0%
Allegheny Energy, Inc.	100,500	3,695,385
American Electric Power Co., Inc.	101,655	3,764,285
DPL, Inc.	94,400	2,341,120
Duke Energy Corp.	226,700	3,951,381
Edison International, Inc.	129,600	5,171,040
Entergy Corp.	19,000	1,691,190
Exelon Corp.	90,300	5,654,586
FirstEnergy Corp.	93,972	6,295,184
FPL Group, Inc.	105,616	5,312,485
Northeast Utilities	158,200	4,057,830
PPL Corp.	138,642	5,132,527
Southern Co.	167,800	6,324,382

		53,391,395

Gas Utilities 9.4%
AGL Resources, Inc.	116,900	3,668,322
Enagas (Spain)	156,660	3,374,605
Equitable Resources, Inc.	83,700	3,070,116
New Jersey Resources Corp.	79,200	2,842,488
Questar Corp.	92,200	3,772,824

		16,728,355

Independent Power Producers & Energy Traders 4.2%
AES Corp. (a)	306,500	3,582,985
Dynegy, Inc., Class A (a)	319,900	1,145,242
NRG Energy, Inc. (a)	109,200	2,702,700

		7,430,927

Integrated Telecommunication Services 12.3%
AT&T, Inc.	262,410	7,326,487
Frontier Communications Corp.	98,900	1,137,350
Telefonica, SA—ADR (Spain)	30,100	2,151,849
Telefonica, SA (Spain)	74,600	1,783,342
TELUS Corp. (Canada)	31,600	1,131,573
Verizon Communications, Inc.	227,200	7,290,848
Windstream Corp.	95,949	1,049,682

		21,871,131

Multi-Utilities 27.9%
Ameren Corp.	62,500	2,439,375
Centrica PLC (United Kingdom)	708,987	3,967,656
CMS Energy Corp.	297,600	3,711,072
Consolidated Edison, Inc.	79,200	3,402,432

11
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Multi-Utilities (Continued)
Dominion Resources, Inc.	52,200	$2,233,116
DTE Energy Co.	50,900	2,042,108
MDU Resources Group, Inc.	128,600	3,729,400
NSTAR	71,300	2,388,550
PG&E Corp.	161,300	6,040,685
Public Service Enterprise Group, Inc.	143,400	4,702,086
SCANA Corp.	115,800	4,508,094
Sempra Energy	120,300	6,071,541
Wisconsin Energy Corp.	100,700	4,521,430

		49,757,545

Oil & Gas Storage & Transportation 3.4%
Spectra Energy Corp.	104,100	2,477,580
Williams Cos., Inc.	151,300	3,578,245

		6,055,825

Water Utilities 1.2%
American Water Works Co., Inc.	104,000	2,236,000

Wireless Telecommunication Services 6.7%
America Movil, SA de CV, Ser L—ADR (Mexico)	58,400	2,707,424
American Tower Corp., Class A (a)	41,200	1,481,964
China Mobile, Ltd.—ADR (Hong Kong)	9,400	470,752
Crown Castle International Corp. (a)	63,100	1,828,007
NII Holdings, Inc., Class B (a)	24,500	929,040
Rogers Communications, Inc., Class B (Canada)	107,500	3,573,300
SBA Communications Corp., Class A (a)	38,600	998,581

		11,989,068

Total Long-Term Investments 98.3% (Cost $168,676,929)		175,128,425

Repurchase Agreements 1.2%
Banc of America Securities ($769,015 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $769,059)		769,015
Citigroup Global Markets, Inc. ($769,015 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $769,047)		769,015
JPMorgan Chase & Co. ($230,704 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $230,711)		230,704
State Street Bank & Trust Co. ($303,266 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $303,277)		303,266

Total Repurchase Agreements 1.2% (Cost $2,072,000)		2,072,000

12
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

Description	Value

Total Investments 99.5% (Cost $170,748,929)	$177,200,425

Foreign Currency 0.0% (Cost $40,911)	36,713

Other Assets in Excess of Liabilities 0.5%	820,652

Net Assets 100.0%	$178,057,790

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $9,125,603 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Forward foreign currency contracts outstanding as of September 30, 2008:

			Unrealized
		Current	Appreciation/
	In Exchange for	Value	Depreciation

Short Contracts:
Euro Currency 2,600,000 expiring 10/31/08	US$	$3,670,834	$363,888
Pound Sterling 2,200,000 expiring 10/31/08	US$	3,919,982	410,397

Total Forward Foreign Currency Contracts			$774,285

13
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Total Investments (Cost $170,748,929)	$177,200,425
Foreign Currency (Cost $40,911)	36,713
Cash	759
Receivables:
Foreign Currency Sold	8,365,100
Fund Shares Sold	883,920
Forward Foreign Currency Contracts	774,285
Dividends	461,564
Interest	94
Other	143,869

Total Assets	187,866,729

Liabilities:
Payables:
Foreign Currency Purchased	8,365,100
Fund Shares Repurchased	807,238
Investment Advisory Fee	102,560
Distributor and Affiliates	93,789
Trustees’ Deferred Compensation and Retirement Plans	225,754
Accrued Expenses	214,498

Total Liabilities	9,808,939

Net Assets	$178,057,790

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$163,322,526
Accumulated Net Realized Gain	7,229,950
Net Unrealized Appreciation	7,219,597
Accumulated Undistributed Net Investment Income	285,717

Net Assets	$178,057,790

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $132,991,535 and 6,707,747 shares of beneficial interest issued and outstanding)	$19.83
Maximum sales charge (5.75%* of offering price)	1.21

Maximum offering price to public	$21.04

Class B Shares:
Net asset value and offering price per share (Based on net assets of $30,953,750 and 1,567,804 shares of beneficial interest issued and outstanding)	$19.74

Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,112,505 and 715,149 shares of beneficial interest issued and outstanding)	$19.73

*	On sales of $50,000 or more, the sales charge will be reduced.

14
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $27,068)	$2,978,042
Interest	97,029

Total Income	3,075,071

Expenses:
Investment Advisory Fee	703,302
Distribution (12b-1) and Service Fees
Class A	198,431
Class B	203,174
Class C	85,104
Transfer Agent Fees	200,040
Registration Fees	50,626
Reports to Shareholders	34,320
Professional Fees	32,982
Accounting and Administrative Expenses	28,265
Trustees’ Fees and Related Expenses	13,618
Custody	9,541
Other	11,917

Total Expenses	1,571,320
Less Credits Earned on Cash Balances	3,181

Net Expenses	1,568,139

Net Investment Income	$1,506,932

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$2,770,048
Foreign Currency Transactions	50,471

Net Realized Gain	2,820,519

Unrealized Appreciation/Depreciation:
Beginning of the Period	37,800,728

End of the Period:
Investments	6,451,496
Forward Foreign Currency Contracts	774,285
Foreign Currency Translation	(6,184)

7,219,597

Net Unrealized Depreciation During the Period	(30,581,131)

Net Realized and Unrealized Loss	$(27,760,612)

Net Decrease in Net Assets From Operations	$(26,253,680)

15
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$1,506,932	$3,346,688
Net Realized Gain	2,820,519	21,152,792
Net Unrealized Depreciation During the Period	(30,581,131)	(31,542,471)

Change in Net Assets from Operations	(26,253,680)	(7,042,991)

Distributions from Net Investment Income:
Class A Shares	(1,216,689)	(2,475,321)
Class B Shares	(156,870)	(333,185)
Class C Shares	(67,150)	(131,890)

Total Distributions	(1,440,709)	(2,940,396)

Net Change in Net Assets from Investment Activities	(27,694,389)	(9,983,387)

From Capital Transactions:
Proceeds from Shares Sold	20,258,792	64,533,123
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,319,190	2,658,813
Cost of Shares Repurchased	(29,862,779)	(67,437,742)

Net Change in Net Assets from Capital Transactions	(8,284,797)	(245,806)

Total Change in Net Assets	(35,979,186)	(10,229,193)
Net Assets:
Beginning of the Period	214,036,976	224,266,169

End of the Period (Including accumulated undistributed net investment income of $285,717 and $219,494, respectively)	$178,057,790	$214,036,976

16
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class A Shares	2008	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$22.87	$23.86	$18.90	$17.15	$15.04	$12.12

Net Investment Income (a)	.19	.40	.31	.33	.45	.48
Net Realized and Unrealized Gain/Loss	(3.05)	(1.03)	5.15	1.94	2.27	2.89

Total from Investment Operations	(2.86)	(0.63)	5.46	2.27	2.72	3.37
Less Distributions from Net Investment Income	.18	0.36	.50	.52	.61	.45

Net Asset Value, End of the Period	$19.83	$22.87	$23.86	$18.90	$17.15	$15.04

Total Return (b)	−12.60% *	−2.71%	29.30%	13.24%	18.45%	28.10%
Net Assets at End of the Period (In millions)	$133.0	$156.1	$159.7	$130.2	$109.5	$98.7
Ratio of Expenses to Average Net Assets	1.25%	1.21%	1.27%	1.30%	1.31%	1.33%
Ratio of Net Investment Income to Average Net Assets	1.60%	1.65%	1.50%	1.74%	2.89%	3.44%
Portfolio Turnover	5% *	36%	30%	46%	27%	27%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class B Shares	2008	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$22.77	$23.76	$18.85	$17.13	$15.03	$12.12

Net Investment Income (a)	.10	.22	.15	.18	.33	.37
Net Realized and Unrealized Gain/Loss	(3.04)	(1.03)	5.14	1.94	2.26	2.88

Total from Investment Operations	(2.94)	(0.81)	5.29	2.12	2.59	3.25
Less Distributions from Net Investment Income	.09	.18	.38	.40	.49	.34

Net Asset Value, End of the Period	$19.74	$22.77	$23.76	$18.85	$17.13	$15.03

Total Return (b)	−12.95% *	−3.45%	28.40%	12.39%	17.54%	27.05%
Net Assets at End of the Period (In millions)	$31.0	$41.1	$47.5	$44.2	$42.8	$42.6
Ratio of Expenses to Average Net Assets	2.01%	1.96%	2.03%	2.06%	2.07%	2.09%
Ratio of Net Investment Income to Average Net Assets	.83%	.89%	.74%	.99%	2.13%	2.68%
Portfolio Turnover	5% *	36%	30%	46%	27%	27%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class C Shares	2008	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$22.76	$23.75	$18.85	$17.13	$15.02	$12.12

Net Investment Income (a)	.10	.22	.15	.18	.33	.37
Net Realized and Unrealized Gain/Loss	(3.04)	(1.03)	5.13	1.94	2.27	2.87

Total from Investment Operations	(2.94)	(0.81)	5.28	2.12	2.60	3.24
Less Distributions from Net Investment Income	.09	.18	.38	.40	.49	.34

Net Asset Value, End of the Period	$19.73	$22.76	$23.75	$18.85	$17.13	$15.02

Total Return (b)	−12.96% *	−3.46%	28.34%	12.39%	17.61%	26.96%
Net Assets at End of the Period (In millions)	$14.1	$16.8	$17.0	$15.0	$14.4	$13.9
Ratio of Expenses to Average Net Assets	2.01%	1.96%	2.03%	2.06%	2.07%	2.09%
Ratio of Net Investment Income to Average Net Assets	.83%	.89%	.74%	.99%	2.13%	2.68%
Portfolio Turnover	5% *	36%	30%	46%	27%	27%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Utility Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights affecting a single class. As of September 30, 2008, there have been no sales of Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

20

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1—Quoted Prices	$166,002,822	$-0-
Level 2—Other Significant Observable Inputs	11,197,603	774,285
Level 3—Significant Unobservable Inputs	-0-	-0-

Total	$177,200,425	$774,285

*	Other financial instruments include futures, forwards and swap contracts.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries

21

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended March 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized all of its capital losses carried forward of $16,560,926.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$170,924,867

Gross tax unrealized appreciation	$22,720,762
Gross tax unrealized depreciation	(16,445,204)

Net tax unrealized appreciation on investments	$6,275,558

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$2,940,396
Long-term capital gain	-0-

$2,940,396

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$452,446
Undistributed long-term capital gain	4,585,369

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

22

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

F. Credits Earned on Cash Balances During the six months ended September 30, 2008, the Fund’s custody fee was reduced by $3,181 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.65%
Next $500 million	.60%
Over $1 billion	.55%

For the six months ended September 30, 2008, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $26,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $90,200 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

23

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $116,900 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $4,319.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $18,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $22,100. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	613,725	$14,165,838	1,896,901	$46,683,686
Class B	187,509	4,403,023	442,261	10,812,643
Class C	72,197	1,689,931	285,692	7,036,794

Total Sales	873,431	$20,258,792	2,624,854	$64,533,123

Dividend Reinvestment:
Class A	49,334	$1,119,848	93,606	$2,254,666
Class B	6,401	144,351	12,594	301,506
Class C	2,442	54,991	4,289	102,641

Total Dividend Reinvestment	58,177	$1,319,190	110,489	$2,658,813

Repurchases:
Class A	(781,229)	$(17,855,225)	(1,858,450)	$(45,299,929)
Class B	(431,267)	(9,742,318)	(648,876)	(15,681,076)
Class C	(98,657)	(2,265,236)	(268,048)	(6,456,737)

Total Repurchases	(1,311,153)	$(29,862,779)	(2,775,374)	$(67,437,742)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of

24

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $2,900, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $10,879,620 and $12,784,125, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Purchasing securities or foreign currency on a forward commitment basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities or foreign currency on a forward commitment basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $385,900 and $73,900 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

25

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

26

Van Kampen Utility Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J. Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

27

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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An Important Notice Concerning Our
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parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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An Important Notice Concerning Our
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If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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An Important Notice Concerning Our
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If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

184, 384, 584
UTLFSAN 11/08
IU08-05679P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Mid Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 12/27/95		since 12/27/95		since 12/27/95		since 8/12/05	since 7/11/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	11.70%	11.19%	11.23%	11.23%	10.92%	10.92%	0.93%	-15.16%

10-year	7.50	6.87	6.84	6.84	6.69	6.69	—	—

5-year	8.37	7.09	7.66	7.44	7.55	7.55	—	—

1-year	-29.11	-33.19	-29.30	-32.46	-29.61	-30.24	-28.90	—

6-month	-18.27	-22.97	-18.39	-22.47	-18.57	-19.38	-18.13	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

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Fund Report
For the six-month period ended September 30, 2008

Market Conditions

Over the course of the period, investor uncertainties about the credit crisis, the health of the financial sector and the weakening economy grew to a full panic by September. Market volatility spiked and equities sold off dramatically as a number of large financial institutions in the U.S. and U.K. were nationalized, forced to merge, or declared bankruptcy. Credit markets froze, with banks refusing to lend to one another and corporate borrowing drastically contracting. The federal government’s rescue bill (passed a few days after the close of the period) failed to soothe fearful investors or stabilize the credit markets. After rising to a new high in July, oil prices dropped on worries about the deteriorating global economy. Recession probabilities increased in the U.S. as consumers and businesses were hurt by the still falling housing market, lack of access to credit, rising unemployment and high energy costs earlier in the year.

In our view, market volatility is far greater than fundamental business volatility. The market is fearful and rotational, and there is little differentiation on fundamentals and quality. The investment team continues to focus on quality—evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Fund is well positioned for when the market once again begins to differentiate on fundamentals.

Performance Analysis

Class A, B, C and I shares of Van Kampen Mid Cap Growth Fund underperformed the Russell Midcap® Growth Index for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008†

				Russell Midcap®
Class A	Class B	Class C	Class I	Growth Index

-18.27%	-18.39%	-18.57%	-18.13%	-13.93%

†	Share Classes listed above represent classes with the full six-month period total returns to report. Class R shares commenced operations on July 11, 2008 and therefore are not listed on the table above.

The performance for the share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

The Fund underperformed the Russell Midcap® Growth Index due to both stock selection decisions and the resulting sector allocations for the period.

Stock selection and an overweight in the consumer discretionary sector was the most significant detractor from relative performance, with declines in commercial services, retail, hotel/motel, and communications and media holdings. Also dampening relative results was stock selection in the other energy sector, where holdings in crude oil producers drove the underperformance. Stock selection in the financial services sector was another significant area of weakness, although this was partly mitigated by an underweight allocation. Within the financial sector, holdings in commercial rental and leasing services, financial information services and exposure to a Brazilian homebuilder dampened relative returns.

However, the Fund made relative gains in other investments for the period. Stock selection in the multi-industry sector had the largest positive effect on relative performance, followed by stock selection and an underweight position in utilities. Within the utilities sector, the avoidance of electrical utilities was beneficial, as well as selection in telecommunications companies. Stock selection in the materials and processing sector was also a contributor. In particular, selection in engineering and contracting services stocks and avoiding steel companies added to relative returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/08

Ultra Petroleum Corp.	5.2%
Southwestern Energy Co.	4.4
Wynn Resorts Ltd.	4.1
Leucadia National Corp.	3.9
Illumina, Inc.	3.7
Martin Marietta Materials, Inc.	3.1
Tencent Holdings Ltd.	3.0
C.H. Robinson Worldwide, Inc.	2.9
Baidu.com, Inc.	2.8
Techne Corp.	2.7

Summary of Investments by Industry Classification as of 9/30/08

Oil & Gas Exploration & Production	11.3%
Internet Software & Services	8.3
Life Sciences Tools & Services	6.4
Health Care Equipment	4.8
Air Freight & Logistics	4.8
Casinos & Gaming	4.5
Multi-Sector Holdings	3.9
Construction Materials	3.8
Hotels, Resorts & Cruise Lines	3.4
Diversified Commercial & Professional Services	3.1
Real Estate Management & Development	3.1
Specialty Chemicals	2.8
Homebuilding	2.4
Education Services	2.3
Broadcasting & Cable TV	2.3
Restaurants	2.2
Consumer Finance	2.1
Publishing	2.1
Distributors	1.7
Internet Retail	1.6
Application Software	1.6
Wireless Telecommunication Services	1.6
Apparel Retail	1.5
Environmental & Facilities Services	1.5
Specialized Finance	1.4
Property & Casualty Insurance	1.4
Gas Utilities	1.4
Asset Management & Custody Banks	1.3
Computer Hardware	1.0
Home Furnishings	1.0
Airport Services	1.0
Advertising	1.0
Apparel, Accessories & Luxury Goods	0.9
Human Resource & Employment Services	0.8
Diversified Metals & Mining	0.8
Construction & Engineering	0.8
Pharmaceuticals	0.6
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Summary of Investments by Industry Classification as of 9/30/08
(continued from previous page)

Movies & Entertainment	0.1

Total Long-Term Investments	96.6
Total Repurchase Agreements	3.1

Total Investments	99.7
Foreign Currency	0.0	*
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08
Class A
Actual	$1,000.00	$817.31	$5.42
Hypothetical	1,000.00	1,019.10	6.02
(5% annual return before expenses)
Class B
Actual	1,000.00	816.10	6.92
Hypothetical	1,000.00	1,017.45	7.69
(5% annual return before expenses)
Class C
Actual	1,000.00	814.33	8.87
Hypothetical	1,000.00	1,015.29	9.85
(5% annual return before expenses)
Class I
Actual	1,000.00	818.69	4.29
Hypothetical	1,000.00	1,020.36	4.76
(5% annual return before expenses)
Class R
Actual	1,000.00	848.45	2.95
Hypothetical	1,000.00	1,017.85	7.28
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 1.52%, 1.95%, 0.94% and 1.44% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class A, B, C and I Shares and multiplied by 81/365 (to reflect the actual days in the period for the “Actual” information) for Class R Shares. These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving an acquisition by the Fund of another fund that was completed in 2008. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees

9

reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

10

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 96.0%
Advertising 1.0%
Groupe Aeroplan, Inc. (Canada)	1,500,725	$18,599,542

Air Freight & Logistics 4.8%
C.H. Robinson Worldwide, Inc.	1,099,795	56,045,553
Expeditors International of Washington, Inc.	1,016,724	35,422,664

		91,468,217

Airport Services 1.0%
Grupo Aeroportuario del Pacifico SA de CV—ADR (Mexico)	729,341	18,641,956

Apparel, Accessories & Luxury Goods 0.9%
Lululemon Athletica, Inc. (a)	772,345	17,787,105

Apparel Retail 1.5%
Abercrombie & Fitch Co., Class A	728,266	28,730,094

Application Software 1.6%
Salesforce.com, Inc. (a)	635,861	30,775,672

Asset Management & Custody Banks 1.3%
Calamos Asset Management, Inc., Class A	810,743	14,528,515
GLG Partners, Inc.	1,735,060	9,404,025

		23,932,540

Broadcasting & Cable TV 2.3%
Discovery Communications, Inc., Class A (a)	746,485	10,637,411
Discovery Communications, Inc., Class C (a)	746,485	10,570,228
Grupo Televisa SA—ADR (Mexico)	999,495	21,858,956

		43,066,595

Casinos & Gaming 4.5%
Penn National Gaming, Inc. (a)	286,373	7,608,931
Wynn Resorts Ltd.	960,066	78,379,788

		85,988,719

Computer Hardware 1.0%
Teradata Corp. (a)	1,021,449	19,918,256

Construction & Engineering 0.8%
Aecom Technology Corp. (a)	628,733	15,366,235

Construction Materials 3.8%
Martin Marietta Materials, Inc.	534,413	59,843,568
Texas Industries, Inc.	334,484	13,667,016

		73,510,584

Consumer Finance 2.1%
Redecard SA (Brazil)	3,027,038	39,577,858

12
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Distributors 1.7%
Li & Fung Ltd. (Bermuda)	13,712,000	$33,488,409

Diversified Commercial & Professional Services 3.1%
Corporate Executive Board Co.	778,144	24,317,000
IHS, Inc., Class A (a)	752,617	35,854,674

		60,171,674

Diversified Metals & Mining 0.8%
Intrepid Potash, Inc. (a)	518,122	15,616,197

Education Services 2.3%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	339,372	21,801,257
Strayer Education, Inc.	113,579	22,745,331

		44,546,588

Environmental & Facilities Services 1.5%
Covanta Holding Corp. (a)	1,191,846	28,532,793

Gas Utilities 1.4%
Questar Corp.	646,010	26,434,729

Health Care Equipment 4.8%
Gen-Probe, Inc. (a)	646,722	34,308,602
Intuitive Surgical, Inc. (a)	109,513	26,390,443
Mindray Medical International Ltd., Class A—ADR (Cayman Islands)	934,212	31,510,971

		92,210,016

Home Furnishings 1.0%
Mohawk Industries, Inc. (a)	280,602	18,909,769

Homebuilding 2.4%
Gafisa SA—ADR (Brazil)	984,359	25,298,026
NVR, Inc. (a)	36,085	20,640,620

		45,938,646

Hotels, Resorts & Cruise Lines 3.4%
Choice Hotels International, Inc.	637,770	17,283,567
Ctrip.com International Ltd.—ADR (Cayman Islands)	1,233,023	47,607,018

		64,890,585

Human Resource & Employment Services 0.8%
Monster Worldwide, Inc. (a)	1,068,319	15,928,636

Internet Retail 1.6%
Priceline.com, Inc. (a)	452,842	30,987,978

Internet Software & Services 8.3%
Akamai Technologies, Inc. (a)	720,210	12,560,462
Alibaba.com Ltd. (Cayman Islands) (a)	18,935,900	17,544,054

13
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Internet Software & Services (Continued)
Baidu.com, Inc.—ADR (Cayman Islands) (a)	212,827	$52,830,046
Equinix, Inc. (a)	272,788	18,947,855
Tencent Holdings Ltd. (Cayman Islands)	7,861,800	56,637,333

		158,519,750

Life Sciences Tools & Services 6.4%
Illumina, Inc. (a)	1,768,210	71,665,551
Techne Corp. (a)	711,026	51,279,195

		122,944,746

Movies & Entertainment 0.1%
Ascent Media Corp., Class A (a)	74,648	1,822,158

Multi-Sector Holdings 3.9%
Leucadia National Corp.	1,645,354	74,764,886

Oil & Gas Exploration & Production 11.3%
Petrohawk Energy Corp. (a)	469,181	10,148,385
Range Resources Corp.	533,650	22,877,575
Southwestern Energy Co. (a)	2,724,420	83,203,787
Ultra Petroleum Corp. (Canada) (a)	1,791,774	99,156,773

		215,386,520

Property & Casualty Insurance 1.4%
Alleghany Corp. (a)	72,683	26,529,295

Publishing 2.1%
Morningstar, Inc. (a)	711,191	39,449,765

Real Estate Management & Development 3.1%
Brookfield Asset Management, Inc., Class A (Canada)	1,224,777	33,607,881
Forest City Enterprises, Inc., Class A	837,495	25,685,972

		59,293,853

Restaurants 2.2%
Starbucks Corp. (a)	2,816,071	41,874,976

Specialized Finance 1.4%
IntercontinentalExchange, Inc. (a)	339,953	27,427,408

Specialty Chemicals 2.8%
Nalco Holding Co.	2,040,001	37,821,619
Rockwood Holdings, Inc. (a)	594,131	15,245,401

		53,067,020

Wireless Telecommunication Services 1.6%
NII Holdings, Inc., Class B (a)	786,432	29,821,501

Total Common Stocks 96.0%		1,835,921,271

14
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Convertible Preferred Stocks 0.6%
Pharmaceuticals 0.6%
Ironwood Pharmaceuticals, Inc. (Acquired 09/11/08, Cost $10,733,208) (a)(b)(c)	894,434	$10,733,208

Total Convertible Preferred Stocks		10,733,208

Total Long-Term Investments 96.6% (Cost $2,228,211,700)		1,846,654,479

Repurchase Agreements 3.1%
Banc of America Securities ($22,076,147 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $22,077,404)		22,076,147
Citigroup Global Markets, Inc. ($22,076,148 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $22,077,067)		22,076,148
JPMorgan Chase & Co. ($6,622,844 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $6,623,028)		6,622,844
State Street Bank & Trust Co. ($8,705,861 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $8,706,188)		8,705,861

Total Repurchase Agreements 3.1% (Cost $59,481,000)		59,481,000

Total Investments 99.7% (Cost $2,287,692,700)		1,906,135,479

Foreign Currency 0.0% (Cost $56)		56

Other Assets in Excess of Liabilities 0.3%		5,124,307

Net Assets 100.0%		$1,911,259,842

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $107,669,796 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(a)	Non-income producing security.

(b)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.6% of net assets.

(c)	Market value is determined in accordance with procedures established in good Faith by the Board of Trustees.

ADR—American Depositary Receipt

15
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Total Investments (Cost $2,287,692,700)	$1,906,135,479
Foreign Currency (Cost $56)	56
Cash	60
Receivables:
Investments Sold	11,629,690
Fund Shares Sold	8,216,295
Dividends	317,911
Interest	2,687
Other	368,393

Total Assets	1,926,670,571

Liabilities:
Payables:
Fund Shares Repurchased	6,798,891
Investments Purchased	4,668,185
Investment Advisory Fee	1,173,963
Distributor and Affiliates	791,028
Trustees’ Deferred Compensation and Retirement Plans	482,421
Accrued Expenses	1,496,241

Total Liabilities	15,410,729

Net Assets	$1,911,259,842

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$2,387,682,282
Accumulated Net Investment Loss	(10,980,304)
Accumulated Net Realized Loss	(83,884,915)
Net Unrealized Depreciation	(381,557,221)

Net Assets	$1,911,259,842

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,295,123,448 and 63,194,056 shares of beneficial interest issued and outstanding)	$20.49
Maximum sales charge (5.75%* of offering price)	1.25

Maximum offering price to public	$21.74

Class B Shares:
Net asset value and offering price per share (Based on net assets of $285,249,924 and 15,715,398 shares of beneficial interest issued and outstanding)	$18.15

Class C Shares:
Net asset value and offering price per share (Based on net assets of $115,074,974 and 6,368,602 shares of beneficial interest issued and outstanding)	$18.07

Class I Shares:
Net asset value and offering price per share (Based on net assets of $215,729,210 and 10,434,034 shares of beneficial interest issued and outstanding)	$20.68

Class R Shares:
Net asset value and offering price per share (Based on net assets of $82,286 and 4,016 shares of beneficial interest issued and outstanding)	$20.49

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $106,555)	$4,754,357
Interest	210,645

Total Income	4,965,002

Expenses:
Investment Advisory Fee	6,558,428
Distribution (12b-1) and Service Fees
Class A	1,707,849
Class B	710,144
Class C	613,986
Class R	104
Transfer Agent Fees	2,266,794
Reports to Shareholders	118,912
Accounting and Administrative Expenses	116,511
Professional Fees	69,002
Custody	62,567
Registration Fees	59,603
Trustees’ Fees and Related Expenses	22,548
Other	29,079

Total Expenses	12,335,527
Expense Reduction	330,994
Less Credits Earned on Cash Balances	7,500

Net Expenses	11,997,033

Net Investment Loss	$(7,032,031)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(47,906,328)
Foreign Currency Transactions	(1,239,747)

Net Realized Loss	(49,146,075)

Unrealized Appreciation/Depreciation During the Period:
Investments	(350,342,461)
Foreign Currency Translation	(766)

Net Unrealized Depreciation During the Period	(350,343,227)

Net Realized and Unrealized Loss	$(399,489,302)

Net Decrease in Net Assets From Operations	$(406,521,333)

17
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(7,032,031)	$(3,060,394)
Net Realized Gain/Loss	(49,146,075)	133,122,917
Net Unrealized Depreciation During the Period	(350,343,227)	(99,339,376)

Change in Net Assets from Operations	(406,521,333)	30,723,147

Distributions from Net Realized Gain:
Class A Shares	-0-	(123,140,523)
Class B Shares	-0-	(21,350,283)
Class C Shares	-0-	(12,600,645)
Class I Shares	-0-	(9,162,618)
Class R Shares	-0-	-0-

Total Distributions	-0-	(166,254,069)

Net Change in Net Assets from Investment Activities	(406,521,333)	(135,530,922)

From Capital Transactions:
Proceeds from Shares Sold*	1,074,201,669	656,557,530
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	156,526,178
Cost of Shares Repurchased	(268,000,640)	(467,813,665)

Net Change in Net Assets from Capital Transactions	806,201,029	345,270,043

Total Increase in Net Assets	399,679,696	209,739,121
Net Assets:
Beginning of the Period	1,511,580,146	1,301,841,025

End of the Period (Including accumulated net investment loss of $10,980,304 and $3,948,273, respectively)	$1,911,259,842	$1,511,580,146

*	For the six months ended September 30, 2008, Proceeds from Shares Sold includes $784,708,104 of Proceeds from Shares Acquired through Merger. (See footnote 3)

18
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class A Shares	2008		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$25.07		$26.68		$27.26		$21.37		$19.07		$13.89

Net Investment Loss (a)	(.09)		(.03)		(.06)		(.11)		(.19)		(.18)
Net Realized and Unrealized Gain/Loss	(4.49)		1.48		0.85		6.72		2.49		5.36

Total from Investment Operations	(4.58)		1.45		0.79		6.61		2.30		5.18
Less Distributions from Net Realized Gain	-0-		3.06		1.37		.72		-0-		-0-

Net Asset Value, End of the Period	$20.49		$25.07		$26.68		$27.26		$21.37		$19.07

Total Return* (b)	–18.27%	**	3.87%		2.99%		31.18%		12.06%		37.29%
Net Assets at End of the Period (In millions)	$1,295.1		$1,154.9		$1,025.4		$784.6		$429.2		$260.2
Ratio of Expenses to Average Net Assets*	1.19%		1.21%		1.26%		1.32%		1.40%		1.48%
Ratio of Net Investment Loss to Average Net Assets*	(.68%	)	(.09%	)	(.25%	)	(.44%	)	(.93%	)	(1.05%	)
Portfolio Turnover	16%	**	60%		61%		86%		96%		268%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.23%		N/A		N/A		1.32%		1.41%		N/A
Ratio of Net Investment Loss to Average Net Assets	(.72%	)	N/A		N/A		(.44%	)	(.94%	)	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class B Shares	2008		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$22.24		$24.07		$24.92		$19.73		$17.74		$13.02

Net Investment Loss (a)	(.11)		(.16)		(.24)		(.27)		(.31)		(.29)
Net Realized and Unrealized Gain/Loss	(3.98)		1.39		.76		6.18		2.30		5.01

Total from Investment Operations	(4.09)		1.23		.52		5.91		1.99		4.72
Less Distributions from Net Realized Gain	-0-		3.06		1.37		.72		-0-		-0-

Net Asset Value, End of the Period	$18.15		$22.24		$24.07		$24.92		$19.73		$17.74

Total Return* (b)	–18.39%	(c)**	3.36%	(c)	2.18%		30.22%		11.22%		36.25%
Net Assets at End of the Period (In millions)	$285.2		$164.0		$175.0		$178.8		$137.3		$107.7
Ratio of Expenses to Average Net Assets*	1.52%	(c)	1.73%	(c)	2.02%		2.08%		2.15%		2.24%
Ratio of Net Investment Loss to Average Net Assets*	(.96%	)(c)	(.60%	)(c)	(1.02%	)	(1.24%	)	(1.68%	)	(1.81%	)
Portfolio Turnover	16%	**	60%		61%		86%		96%		268%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.56%		N/A		N/A		2.08%		2.16%		N/A
Ratio of Net Investment Loss to Average Net Assets	(1.00%	)	N/A		N/A		(1.24%	)	(1.69%	)	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

**	Non-Annualized

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class C Shares	2008		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$22.19		$24.08		$24.92		$19.73		$17.74		$13.02

Net Investment Loss (a)	(.16)		(.22)		(0.24)		(.27)		(.31)		(.29)
Net Realized and Unrealized Gain/Loss	(3.96)		1.39		.77		6.18		2.30		5.01

Total from Investment Operations	(4.12)		1.17		.53		5.91		1.99		4.72
Less Distributions from Net Realized Gain	-0-		3.06		1.37		0.72		-0-		-0-

Net Asset Value, End of the Period	$18.07		$22.19		$24.08		$24.92		$19.73		$17.74

Total Return* (b)	–18.57%	**	3.10%		2.22%		30.22%		11.22%		36.25%
Net Assets at End of the Period (In millions)	$115.1		$103.3		$91.2		$77.0		$44.9		$28.2
Ratio of Expenses to Average Net Assets*	1.95%		1.97%		2.02%		2.08%		2.15%		2.24%
Ratio of Net Investment Loss to Average Net Assets*	(1.43%	)	(.84%	)	(1.01%	)	(1.21%	)	(1.68%	)	(1.81%	)
Portfolio Turnover	16%	**	60%		61%		86%		96%		268%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.98%		N/A		N/A		2.08%		2.16%		N/A
Ratio of Net Investment Loss to Average Net Assets	(1.46%	)	N/A		N/A		(1.21%	)	(1.69%	)	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				August 12, 2005
	Ended				(Commencement
	September 30,		Year Ended March 31,		of Operations) to
Class I Shares	2008		2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$25.26		$26.80	$27.30	$24.01

Net Investment Income/Loss (a)	(.05)		.04	.01	(.08)
Net Realized and Unrealized Gain/Loss	(4.53)		1.48	0.86	4.09

Total from Investment Operations	(4.58)		1.52	0.87	4.01
Less Distributions from Net Realized Gain	-0-		3.06	1.37	.72

Net Asset Value, End of the Period	$20.68		$25.26	$26.80	$27.30

Total Return* (b)	–18.13%	**	4.12%	3.28%	16.93% **
Net Assets at End of the Period (In millions)	$215.7		$89.4	$10.2	$2.9
Ratio of Expenses to Average Net Assets*	.94%		.98%	1.02%	1.07%
Ratio of Net Investment Income/Loss to Average Net Assets*	(.37%	)	.14%	.05%	(.48% )
Portfolio Turnover	16%	**	60%	61%	86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	.99%		N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.42%	)	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A=Not Applicable

22
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	July 11, 2008
	(Commencement of
	Operations) to
Class R Shares	September 30, 2008

Net Asset Value, Beginning of the Period	$24.15

Net Investment Loss (a)	(.04)
Net Realized and Unrealized Gain/Loss	(3.62)

Total from Investment Operations	(3.66)
Less Distributions from Net Realized Gain	-0-

Net Asset Value, End of the Period	$20.49

Total Return* (b)	–15.16%	**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.44%
Ratio of Net Investment Loss to Average Net Assets*	(.76%	)
Portfolio Turnover	16%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.51%
Ratio of Net Investment Loss to Average Net Assets	(0.83%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A=Not Applicable

23
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Mid Cap Growth Fund (the “Fund”) is organized as a diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day.
Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

24

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$1,728,251,474
Level 2—Other Significant Observable Inputs	167,150,797
Level 3—Significant Unobservable Inputs	10,733,208

Total	$1,906,135,479

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of 3/31/08	$-0-
Accrued discounts/premiums	-0-
Realized gain/loss	-0-
Change in unrealized appreciation/depreciation	-0-
Net purchases/sales	10,733,208
Net transfers in and/or out of Level 3	-0-

Balance as of 9/30/08	$10,733,208

Net change in unrealized appreciation/depreciation from investments still held as of 9/30/08	$-0-

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to

25

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended March 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $3,780,366. At March 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $46,308,513 which will expire according to the following schedule:

Amount	Expiration

$26,774,155	March 31, 2010
19,534,358	March 31, 2011

All capital loss above will be limited by Internal Revenue Code Section 382 due to a merger with another regulated investment company.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$2,292,281,737

Gross tax unrealized appreciation	$889,457,366
Gross tax unrealized depreciation	(1,275,603,624)

Net tax unrealized depreciation on investments	$(386,146,258)

26

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2008 was as follows:

2008

Distributions paid from:
Ordinary income	$46,706,759
Long-term capital gain	119,547,310

$166,254,069

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-0-
Undistributed long-term capital gain	14,150,148

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the six months ended September 30, 2008, the Fund’s custody fee was reduced by $7,500 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.75%
Next $500 million	.70%
Over $1 billion	.65%

27

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ration of 1.19%, 1.52%, 1.95%, .94%, and 1.44% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2008, the adviser waived or reimbursed approximately $331,000 of advisory fees or other expenses.
For the six months ended September 30, 2008, the Fund recognized expenses of approximately $19,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $84,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $703,900 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $313,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc. an affiliate of Van Kampen, totaling $11,661.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $248,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $130,000. Sales charges do not represent expenses of the Fund.

28

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

At September 30, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 4,016 shares of Class R.

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	24,147,684	$592,971,065	16,111,649	$467,393,007
Class B	10,549,630	226,546,498	1,293,000	33,500,032
Class C	2,330,163	50,546,069	1,374,147	35,626,066
Class I	8,317,975	204,041,032	3,866,586	120,038,425
Class R	4,016	97,005	-0-	-0-

Total Sales	45,349,468	$1,074,201,669	22,645,382	$656,557,530

Dividend Reinvestment:
Class A	-0-	$-0-	4,084,742	$118,615,879
Class B	-0-	-0-	793,670	20,460,293
Class C	-0-	-0-	411,000	10,591,872
Class I	-0-	-0-	234,546	6,858,134
Class R	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	-0-	$-0-	5,523,958	$156,526,178

Repurchases:
Class A	(7,014,535)	$(172,786,193)	(12,563,894)	$(368,158,233)
Class B	(2,209,763)	(47,128,082)	(1,981,898)	(50,345,929)
Class C	(614,972)	(13,187,512)	(918,663)	(23,125,261)
Class I	(1,424,942)	(34,898,851)	(942,252)	(26,184,242)
Class R	-0-	(2)	-0-	-0-

Total Repurchases	(11,264,212)	$(268,000,640)	(16,406,707)	$(467,813,665)

On July 11, 2008, the Fund acquired all of the assets and liabilities of the Van Kampen Aggressive Growth Fund (“Aggressive Growth”) through a tax free reorganization approved by Aggressive Growth shareholders on June 11, 2008. The Fund issued 14,941,135, 9,683,597, 1,742,135, 5,888,877 and 4,016 shares of Classes A, B, C, I and R valued at $360,828,070, $207,229,070, $37,159,635, $143,394,326 and $97,003, respectively, in exchange for Aggressive Growth’s net assets. The shares of Aggressive Growth were converted into Fund shares at a ratio of 0.685 to 1, 0.697 to 1, 0.701 to 1, 0.692 to 1 and 0.683 to 1 for Classes A, B, C, I and R, respectively. Net unrealized depreciation of Aggressive Growth as of July 11, 2008 was $114,507,974. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended September 30, 2008. Combined net assets on the day of reorganization were $2,272,024,217.

29

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $3,759, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $304,649,171 and $300,855,315, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $-0- and $144,700 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

30

Van Kampen Mid Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

86, 186, 286, 602
GFSAN 11/08
IU08-05784P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Small Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares
	since 11/27/00		since 11/27/00		since 11/27/00		since 2/2/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	0.25%	–0.50%	–0.47%	–0.47%	–0.48%	–0.48%	1.01%

5-year	10.79	9.50	9.98	9.77	9.95	9.95	—

1-year	–17.81	–22.55	–18.40	–22.23	–18.42	–19.18	–17.63

6-month	–5.42	–10.86	–5.74	–10.45	–5.74	–6.68	–5.20

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods less than one year are not annualized.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 200 Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

The last six months have been a tumultuous period for the U.S. equity market, as the financial sector continued to suffer. Following the March emergency sale of Bear Stearns to JP Morgan, markets posted strong returns through the end of April. Although it was clear that the U.S. and global financial systems were struggling under the burden of the mortgage crisis, investors were relieved by quick government action.

Until the end of June, inflation concerns led to strong interest in the energy, agriculture, mining, and precious metals sectors. However, this situation reversed in July as it became increasingly evident that sharp gains in commodity prices were not sustainable in an environment of global economic slowdown and reduction in U.S. gasoline demand. Instead, consumer-related names outperformed the broad market in July and August, as concerns over inflationary pressures of higher food and gas costs receded because of declining commodity prices. Demand for consumer goods increased, which benefited the consumer sector. The sector also gained from the economic stimulus checks sent out by the U.S. government.

The most important event of the period was the bankruptcy of Lehman Brothers in September. Shortly after, AIG faltered and had to be bailed out by the U.S. government. These failures added additional stress to an already challenging credit environment. Although stocks rallied on news of the U.S. Treasury’s proposal to help recapitalize struggling banks, political opposition to this plan, further tightening of interbank lending, slowing global economies, continued housing market distress and additional discouraging data on employment negated the gains.

In the six months ended September 30, 2008 despite their negative returns, small-cap stocks outperformed their mid- and large-cap counterparts. Two likely reasons for this outperformance are the smaller allocation to financial stocks in the Russell 2000® Growth Index and the migration of some energy stocks outside of the small-cap index when it was rebalanced at the end of June, following months of substantial returns. Those two sectors suffered significantly in the third quarter of the year and the impact was heftier on large cap indices.

Performance Analysis

All share classes of Van Kampen Small Cap Growth Fund underperformed the Russell 2000® Growth Index for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

				Russell 2000®
Class A	Class B	Class C	Class I	Growth Index

–5.42%	–5.74%	–5.74%	–5.20%	–2.83%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the six-month reporting period, the consumer discretionary, information technology and energy sectors detracted most from performance. The Fund’s average allocations to consumer discretionary and information technology were in line with the Russell 2000® Growth Index allocations, and the slight underweight in energy was actually beneficial to returns as the sector underperformed the broad small-cap market. However, stock selection in these three sectors hampered performance. In particular, the Fund lost value in the software and services industry and in various holdings in the consumer discretionary sector. In energy, the main detractors from relative performance were the Fund’s underweight position to a coal producer whose reserves are currently in high demand in both U.S. and international markets, an underweight to an independent energy company, and an overweight position in a company engaged in international offshore drilling. The first two stocks achieved triple-digit returns and the third one underperformed the sector significantly.

On a positive note, security selection in the consumer staples sector added to relative returns, particularly with an overweight position in a company that operates a convenience store chain in the southeastern U.S. which performed well. In a period of negative stock returns, the Fund’s allocation to cash also contributed positively to returns.

For the period, technology represented the largest sector weight in the Fund, followed by health care and industrials, which was the largest underweight versus the Russell 2000® Growth Index.

Although we remain concerned about the short-term outlook for the U.S. economy, we continue to be focused on the long-term prospects of the companies we invest in or consider investing in. The current market issues have prompted indiscriminant stock sales which resulted in many quality companies selling at record low valuations. While the timing of an economic recovery remains uncertain, we still have confidence in our investment strategy and will continue to favor stocks we believe to be mispriced relative to their growth prospects.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top Ten Holdings as of 9/30/08

FTI Consulting, Inc.	1.4%
Wright Medical Group, Inc.	1.3
Haemonetics Corp.	1.3
Lender Processing Services, Inc.	1.2
Perrigo Co.	1.2
NetFlix, Inc.	1.1
CACI International, Inc.	1.1
Immucor, Inc.	1.1
Ralcorp Holdings, Inc.	1.0
Flowers Foods, Inc.	1.0

Summary of Investments by Industry Classification as of 9/30/08

Health Care Equipment	6.3%
Health Care Services	5.3
Internet Software & Services	4.8
Biotechnology	4.7
Life Sciences Tools & Services	3.6
Application Software	3.4
IT Consulting & Other Services	3.3
Oil & Gas Exploration & Production	2.9
Aerospace & Defense	2.6
Restaurants	2.4
Health Care Supplies	2.3
Electronic Equipment Manufacturers	2.3
Diversified Commercial & Professional Services	2.2
Apparel Retail	2.2
Electrical Components & Equipment	2.2
Regional Banks	2.1
Packaged Foods & Meats	2.1
Internet Retail	2.0
Systems Software	1.8
Oil & Gas Equipment & Services	1.7
Investment Banking & Brokerage	1.6
Movies & Entertainment	1.6
Education Services	1.5
Casinos & Gaming	1.4
Communications Equipment	1.4
Pharmaceuticals	1.2
Data Processing & Outsourced Services	1.2
Property & Casualty Insurance	1.1
Commodity Chemicals	1.0
Trucking	0.9
Automotive Retail	0.9
Asset Management & Custody Banks	0.9
Apparel, Accessories & Luxury Goods	0.8
Health Care Facilities	0.8
Construction & Engineering	0.8
Publishing	0.8
Wireless Telecommunication Services	0.8
Electric Utilities	0.8
Health Care Distributors	0.8
Health Care Technology	0.8
(continued on next page)

Summary of Investments by Industry Classification as of 9/30/08
(continued from previous page)

Marine	0.8
Environmental & Facilities Services	0.8
Metal & Glass Containers	0.7
Construction & Farm Machinery & Heavy Trucks	0.7
Soft Drinks	0.7
Homebuilding	0.7
Air Freight & Logistics	0.7
Specialized Finance	0.5
Footwear	0.5
Integrated Telecommunication Services	0.5
Oil & Gas Drilling	0.5
Specialty Chemicals	0.4
Semiconductor Equipment	0.4
Technology Distributors	0.3
Gas Utilities	0.1

Total Long-Term Investments	89.6
Total Repurchase Agreements	12.0

Total Investments	101.6
Liabilities in Excess of Other Assets	(1.6)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.
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Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.
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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$945.81	$6.44
Hypothetical	1,000.00	1,018.45	6.68
(5% annual return before expenses)
Class B
Actual	1,000.00	942.65	10.08
Hypothetical	1,000.00	1,014.69	10.45
(5% annual return before expenses)
Class C
Actual	1,000.00	942.59	10.08
Hypothetical	1,000.00	1,014.69	10.45
(5% annual return before expenses)
Class I
Actual	1,000.00	948.04	5.23
Hypothetical	1,000.00	1,019.70	5.42
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32%, 2.07%, 2.07% and 1.07% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.
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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 89.6%
Aerospace & Defense 2.6%
Aerovironment, Inc. (a)	10,900	$348,255
Orbital Sciences Corp. (a)	254,500	6,100,365
Teledyne Technologies, Inc. (a)	83,100	4,749,996
TransDigm Group, Inc. (a)	141,400	4,840,122

		16,038,738

Air Freight & Logistics 0.7%
Forward Air Corp.	160,600	4,373,138

Apparel, Accessories & Luxury Goods 0.8%
Fossil, Inc. (a)	178,700	5,044,701

Apparel Retail 2.2%
Aeropostale, Inc. (a)	140,000	4,495,400
Children’s Place Retail Stores, Inc. (a)	125,000	4,168,750
Genesco, Inc. (a)	150,000	5,022,000

		13,686,150

Application Software 3.4%
ANSYS, Inc. (a)	100,000	3,787,000
Blackboard, Inc. (a)	115,900	4,669,611
Informatica Corp. (a)	347,500	4,514,025
Longtop Financial Technologies Ltd.—ADR (Cayman Islands) (a)	10,000	140,900
Net 1 UEPS Technologies, Inc. (a)	134,900	3,012,317
Parametric Technology Corp. (a)	237,900	4,377,360

		20,501,213

Asset Management & Custody Banks 0.9%
Penson Worldwide, Inc. (a)	89,018	1,234,680
Riskmetrics Group, Inc. (a)	203,850	3,989,344

		5,224,024

Automotive Retail 0.9%
Pantry, Inc. (a)	256,100	5,426,759

Biotechnology 4.7%
Alexion Pharmaceuticals, Inc. (a)	119,500	4,696,350
Alnylam Pharmaceuticals, Inc. (a)	105,000	3,039,750
Myriad Genetics, Inc. (a)	75,100	4,872,488
OSI Pharmaceuticals, Inc. (a)	103,700	5,111,373
Savient Pharmaceuticals, Inc. (a)	113,000	1,684,830
Techne Corp. (a)	65,400	4,716,648
United Therapeutics Corp. (a)	45,200	4,753,684

		28,875,123

Casinos & Gaming 1.4%
Bally Technologies, Inc. (a)	144,300	4,369,404
Scientific Games Corp., Class A (a)	186,500	4,293,230

		8,662,634

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Commodity Chemicals 1.0%
Calgon Carbon Corp. (a)	298,400	$6,075,424

Communications Equipment 1.4%
Comtech Telecommunications Corp. (a)	105,100	5,175,124
InterDigital, Inc. (a)	132,000	3,174,600

		8,349,724

Construction & Engineering 0.8%
Quanta Services, Inc. (a)	185,000	4,996,850

Construction & Farm Machinery & Heavy Trucks 0.7%
Wabtec Corp.	89,000	4,559,470

Data Processing & Outsourced Services 1.2%
Broadridge Financial Solutions, Inc.	250,600	3,856,734
CyberSource Corp. (a)	199,300	3,210,723

		7,067,457

Diversified Commercial & Professional Services 2.2%
Exponent, Inc. (a)	154,800	5,122,332
FTI Consulting, Inc. (a)	119,200	8,611,008

		13,733,340

Education Services 1.5%
K12, Inc. (a)	114,900	3,044,850
Strayer Education, Inc.	29,100	5,827,566

		8,872,416

Electric Utilities 0.8%
ITC Holdings Corp.	90,000	4,659,300

Electrical Components & Equipment 2.2%
American Superconductor Corp. (a)	74,500	1,755,965
Canadian Solar, Inc. (Canada) (a)	124,000	2,421,720
Energy Conversion Devices, Inc. (a)	82,600	4,811,450
Woodward Governor Co.	122,300	4,313,521

		13,302,656

Electronic Equipment Manufacturers 2.3%
FLIR Systems, Inc. (a)	130,100	4,998,442
Itron, Inc. (a)	49,800	4,408,794
Mettler-Toledo International, Inc. (a)	48,500	4,753,000

		14,160,236

Environmental & Facilities Services 0.8%
Clean Harbors, Inc. (a)	67,900	4,586,645

Footwear 0.5%
Deckers Outdoor Corp. (a)	29,000	3,018,320

Gas Utilities 0.1%
UGI Corp.	13,048	336,378

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Health Care Distributors 0.8%
PharMerica Corp. (a)	207,000	$4,655,430

Health Care Equipment 6.3%
Gen-Probe, Inc. (a)	109,000	5,782,450
IDEXX Laboratories, Inc. (a)	88,300	4,838,840
Masimo Corp. (a)	123,700	4,601,640
NuVasive, Inc. (a)	100,500	4,957,665
SonoSite, Inc. (a)	187,000	5,871,800
Wright Medical Group, Inc. (a)	258,400	7,865,696
Zoll Medical Corp. (a)	138,000	4,515,360

		38,433,451

Health Care Facilities 0.8%
HEALTHSOUTH Corp. (a)	271,900	5,011,117

Health Care Services 5.3%
Almost Family, Inc. (a)	76,000	3,005,800
Amedisys, Inc. (a)	101,500	4,940,005
athenahealth, Inc. (a)	105,000	3,493,350
Catalyst Health Solutions, Inc. (a)	195,600	5,109,072
Emergency Medical Services Corp., Class A (a)	199,500	5,961,060
Genoptix, Inc. (a)	146,800	4,795,956
LHC Group, Inc. (a)	174,000	4,955,520

		32,260,763

Health Care Supplies 2.3%
Haemonetics Corp. (a)	126,000	7,776,720
Immucor, Inc. (a)	203,000	6,487,880

		14,264,600

Health Care Technology 0.8%
Eclipsys Corp. (a)	221,700	4,644,615

Homebuilding 0.7%
Lennar Corp., Class A	290,400	4,411,176

Integrated Telecommunication Services 0.5%
NTELOS Holdings Corp.	111,000	2,984,790

Internet Retail 2.0%
GSI Commerce, Inc. (a)	347,700	5,382,396
Netflix, Inc. (a)	226,000	6,978,880

		12,361,276

Internet Software & Services 4.8%
Ariba, Inc. (a)	290,300	4,101,939
AsiaInfo Holdings, Inc. (a)	360,500	3,309,390
Bankrate, Inc. (a)	135,600	5,276,196
comScore, Inc. (a)	257,000	4,530,910
Equinix, Inc. (a)	42,600	2,958,996

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Internet Software & Services (Continued)
Omniture, Inc. (a)	178,200	$3,271,752
SINA Corp. (Cayman Islands) (a)	159,300	5,607,360

		29,056,543

Investment Banking & Brokerage 1.6%
Greenhill & Co., Inc.	75,700	5,582,875
optionsXpress Holdings, Inc.	216,800	4,210,256

		9,793,131

IT Consulting & Other Services 3.3%
CACI International, Inc., Class A (a)	135,000	6,763,500
Lender Processing Services, Inc.	238,500	7,279,020
ManTech International Corp., Class A (a)	105,000	6,225,450

		20,267,970

Life Sciences Tools & Services 3.6%
Bio-Rad Laboratories, Inc., Class A (a)	51,500	5,104,680
ICON PLC—ADR (Ireland) (a)	118,900	4,547,925
Illumina, Inc. (a)	78,000	3,161,340
PAREXEL International Corp. (a)	164,700	4,720,302
Sequenom, Inc. (a)	174,200	4,637,204

		22,171,451

Marine 0.8%
Kirby Corp. (a)	121,200	4,598,328

Metal & Glass Containers 0.7%
Greif, Inc., Class A	69,600	4,567,152

Movies & Entertainment 1.6%
DreamWorks Animation SKG, Inc., Class A (a)	156,200	4,912,490
Marvel Entertainment, Inc. (a)	141,400	4,827,396

		9,739,886

Oil & Gas Drilling 0.5%
Atwood Oceanics, Inc. (a)	80,000	2,912,000

Oil & Gas Equipment & Services 1.7%
CARBO Ceramics, Inc.	83,400	4,304,274
Core Laboratories N.V. (Netherlands)	32,000	3,242,240
TETRA Technologies, Inc. (a)	216,600	2,999,910

		10,546,424

Oil & Gas Exploration & Production 2.9%
Arena Resources, Inc. (a)	109,600	4,257,960
EXCO Resources, Inc. (a)	168,300	2,746,656
Penn Virginia Corp.	82,400	4,403,456
PetroQuest Energy, Inc. (a)	176,500	2,709,275
Whiting Petroleum Corp. (a)	52,500	3,741,150

		17,858,497

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Packaged Foods & Meats 2.1%
Flowers Foods, Inc.	214,500	$6,297,720
Ralcorp Holdings, Inc. (a)	94,400	6,363,504

		12,661,224

Pharmaceuticals 1.2%
Perrigo Co.	185,200	7,122,792

Property & Casualty Insurance 1.1%
Aspen Insurance Holdings Ltd. (Bermuda)	125,000	3,437,500
FPIC Insurance Group, Inc. (a)	61,700	3,170,763

		6,608,263

Publishing 0.8%
Morningstar, Inc. (a)	86,000	4,770,420

Regional Banks 2.1%
PrivateBancorp, Inc.	112,200	4,674,252
Signature Bank (a)	134,600	4,694,848
SVB Financial Group (a)	62,399	3,614,150

		12,983,250

Restaurants 2.4%
Jack in the Box, Inc. (a)	220,600	4,654,660
Panera Bread Co., Class A (a)	109,300	5,563,370
Papa John’s International, Inc. (a)	170,800	4,638,928

		14,856,958

Semiconductor Equipment 0.4%
Tessera Technologies, Inc. (a)	146,100	2,387,274

Soft Drinks 0.7%
Hansen Natural Corp. (a)	150,500	4,552,625

Specialized Finance 0.5%
CIT Group, Inc.	457,300	3,182,808

Specialty Chemicals 0.4%
NewMarket Corp.	51,000	2,680,560

Systems Software 1.8%
Quality Systems, Inc.	112,000	4,733,120
Sybase, Inc. (a)	202,700	6,206,674

		10,939,794

Technology Distributors 0.3%
Anixter International, Inc. (a)	30,000	1,785,300

Trucking 0.9%
Landstar System, Inc.	126,900	5,591,214

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Wireless Telecommunication Services 0.8%
Syniverse Holdings, Inc. (a)	280,800	$4,664,088

Total Long-Term Investments 89.6% (Cost $562,944,245)		546,875,866

Repurchase Agreements 12.0%
Banc of America Securities ($27,086,250 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $27,087,792)		27,086,250
Citigroup Global Markets, Inc. ($27,086,250 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $27,087,379)		27,086,250
JPMorgan Chase & Co. ($8,125,875 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $8,126,101)		8,125,875
State Street Bank & Trust Co. ($10,681,625 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $10,682,026)		10,681,625

Total Repurchase Agreements 12.0% (Cost $72,980,000)		72,980,000

Total Investments 101.6% (Cost $635,924,245)		619,855,866

Liabilities in Excess of Other Assets (1.6%)		(9,795,634)

Net Assets 100.0%		$610,060,232

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Total Investments, including repurchase agreements of $72,980,000 (Cost $635,924,245)	$619,855,866
Cash	692
Receivables:
Investments Sold	4,498,745
Fund Shares Sold	4,189,388
Dividends	164,617
Interest	3,297
Other	66,414

Total Assets	628,779,019

Liabilities:
Payables:
Fund Shares Repurchased	11,301,449
Investments Purchased	6,374,126
Investment Advisory Fee	416,954
Distributor and Affiliates	291,901
Accrued Expenses	206,045
Trustees’ Deferred Compensation and Retirement Plans	128,312

Total Liabilities	18,718,787

Net Assets	$610,060,232

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$659,242,805
Net Unrealized Depreciation	(16,068,379)
Accumulated Net Investment Loss	(2,950,200)
Accumulated Net Realized Loss	(30,163,994)

Net Assets	$610,060,232

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $419,444,077 and 43,681,159 shares of beneficial interest issued and outstanding)	$9.60
Maximum sales charge (5.75%* of offering price)	0.59

Maximum offering price to public	$10.19

Class B Shares:
Net asset value and offering price per share (Based on net assets of $38,303,220 and 4,236,545 shares of beneficial interest issued and outstanding)	$9.04

Class C Shares:
Net asset value and offering price per share (Based on net assets of $49,612,088 and 5,492,386 shares of beneficial interest issued and outstanding)	$9.03

Class I Shares:
Net asset value and offering price per share (Based on net assets of $102,700,847 and 10,617,097 shares of beneficial interest issued and outstanding)	$9.67

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $5,332)	$744,584
Interest	549,787

Total Income	1,294,371

Expenses:
Investment Advisory Fee	2,348,142
Distribution (12b-1) and Service Fees
Class A	502,934
Class B	218,267
Class C	245,282
Transfer Agent Fees	563,007
Registration Fees	53,901
Accounting and Administrative Expenses	52,983
Reports to Shareholders	51,660
Professional Fees	41,894
Custody	24,185
Trustees’ Fees and Related Expenses	15,542
Other	13,412

Total Expenses	4,131,209
Less Credits Earned on Cash Balances	5,337

Net Expenses	4,125,872

Net Investment Loss	$(2,831,501)

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(7,886,793)

Unrealized Appreciation/Depreciation:
Beginning of the Period	16,764,923
End of the Period	(16,068,379)

Net Unrealized Depreciation During the Period	(32,833,302)

Net Realized and Unrealized Loss	$(40,720,095)

Net Decrease in Net Assets From Operations	$(43,551,596)

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(2,831,501)	$(4,303,168)
Net Realized Loss	(7,886,793)	(2,290,582)
Net Unrealized Depreciation During the Period	(32,833,302)	(7,093,196)

Change in Net Assets from Operations	(43,551,596)	(13,686,946)

Distributions from Net Realized Gain:
Class A Shares	-0-	(18,415,251)
Class B Shares	-0-	(3,276,302)
Class C Shares	-0-	(2,726,830)
Class I Shares	-0-	(2,898,580)

Total Distributions	-0-	(27,316,963)

Net Change in Net Assets from Investment Activities	(43,551,596)	(41,003,909)

From Capital Transactions:
Proceeds from Shares Sold	274,408,897	328,569,708
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	25,083,864
Cost of Shares Repurchased	(104,513,135)	(153,256,357)

Net Change in Net Assets from Capital Transactions	169,895,762	200,397,215

Total Increase in Net Assets	126,344,166	159,393,306
Net Assets:
Beginning of the Period	483,716,066	324,322,760

End of the Period (Including accumulated net investment loss of $2,950,200 and $118,699, respectively)	$610,060,232	$483,716,066

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class A Shares	2008	2008		2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$10.15	$10.70		$10.80	$7.98		$7.11		$4.73

Net Investment Loss (a)	(0.05)	(0.10)		(0.09)	(0.10)		(0.09)		(0.08)
Net Realized and Unrealized Gain/Loss	(0.50)	0.29		(0.01)	2.92		0.96		2.46

Total from Investment Operations	(0.55)	0.19		(0.10)	2.82		0.87		2.38
Less Distributions from Net Realized Gain	-0-	0.74		-0-	-0-		-0-		-0-

Net Asset Value, End of the Period	$9.60	$10.15		$10.70	$10.80		$7.98		$7.11

Total Return* (b)	–5.42% **	0.79%		–0.83%	35.21%		12.08%		50.53%
Net Assets at End of the Period (In millions)	$419.4	$317.6		$226.6	$146.9		$57.2		$47.2
Ratio of Expenses to Average Net Assets* (c)	1.32%	1.38%		1.47%	1.61%		1.60%		1.60%
Ratio of Net Investment Loss to Average Net Assets*	(0.88% )	(0.92%	)	(0.92% )	(1.06%	)	(1.15%	)	(1.30%	)
Portfolio Turnover	127% **	194%		321%	277%		281%		332%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A		N/A	1.63%		1.74%		1.77%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A	(1.09%	)	(1.29%	)	(1.47%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class B Shares	2008	2008		2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$9.59	$10.22		$10.39	$7.74		$6.95		$4.65

Net Investment Loss (a)	(0.08)	(0.18)		(0.16)	(0.16)		(0.14)		(0.13)
Net Realized and Unrealized Gain/Loss	(0.47)	0.29		(0.01)	2.81		0.93		2.43

Total from Investment Operations	(0.55)	0.11		(0.17)	2.65		0.79		2.30
Less Distributions from Net Realized Gain	-0-	0.74		-0-	-0-		-0-		-0-

Net Asset Value, End of the Period	$9.04	$9.59		$10.22	$10.39		$7.74		$6.95

Total Return* (b)	–5.74% **	0.03%		–1.64%	34.24%		11.37%		49.46%
Net Assets at End of the Period (In millions)	$38.3	$42.7		$50.6	$59.1		$43.7		$42.9
Ratio of Expenses to Average Net Assets* (c)	2.07%	2.14%		2.22%	2.36%		2.35%		2.35%
Ratio of Net Investment Loss to Average Net Assets*	(1.65% )	(1.68%	)	(1.68% )	(1.83%	)	(1.91%	)	(2.06%	)
Portfolio Turnover	127% **	194%		321%	277%		281%		332%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A		N/A	2.39%		2.49%		2.52%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A	(1.86%	)	(2.05%	)	(2.23%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class C Shares	2008	2008		2007	2006		2005		2004

Net Asset Value, Beginning of the Period	$9.58	$10.21		$10.38	$7.73		$6.94		$4.65

Net Investment Loss (a)	(0.08)	(0.18)		(0.16)	(0.16)		(0.14)		(0.13)
Net Realized and Unrealized Gain/Loss	(0.47)	0.29		(0.01)	2.81		0.93		2.42

Total from Investment Operations	(0.55)	0.11		(0.17)	2.65		0.79		2.29
Less Distributions from Net Realized Gain	-0-	0.74		-0-	-0-		-0-		-0-

Net Asset Value, End of the Period	$9.03	$9.58		$10.21	$10.38		$7.73		$6.94

Total Return* (b)	–5.74% **	0.03%		–1.64%	34.28%		11.22%		49.46%
Net Assets at End of the Period (In millions)	$49.6	$42.4		$31.7	$28.0		$16.3		$18.3
Ratio of Expenses to Average Net Assets* (c)	2.07%	2.14%		2.22%	2.36%		2.35%		2.35%
Ratio of Net Investment Loss to Average Net Assets*	(1.64% )	(1.67%	)	(1.68% )	(1.83%	)	(1.91%	)	(2.06%	)
Portfolio Turnover	127% **	194%		321%	277%		281%		332%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A		N/A	2.39%		2.49%		2.52%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A	(1.86%	)	(2.05%	)	(2.23%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 2, 2006
	Six Months				(Commencement of
	Ended	Year Ended			Operations) to
	September 30,	March 31,			March 31,
Class I Shares	2008	2008		2007	2006

Net Asset Value, Beginning of the Period	$10.20	$10.74		$10.80	$10.00

Net Investment Loss (a)	(0.03)	(0.07)		(0.07)	(0.01)
Net Realized and Unrealized Gain/Loss	(0.50)	0.27		0.01	0.81

Total from Investment Operations	(0.53)	0.20		(0.06)	0.80
Less Distributions from Net Realized Gain	-0-	0.74		-0-	-0-

Net Asset Value, End of the Period	$9.67	$10.20		$10.74	$10.80

Total Return* (b)	–5.20% **	0.88%		–0.56%	8.00% **
Net Assets at End of the Period (In millions)	$102.7	$81.0		$15.5	$0.1
Ratio of Expenses to Average Net Assets* (c)	1.07%	1.14%		1.22%	1.36%
Ratio of Net Investment Loss to Average Net Assets*	(0.63% )	(0.63%	)	(0.67% )	(0.68% )
Portfolio Turnover	127% **	194%		321%	277%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A		N/A	1.42%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A	(0.75% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended March 31, 2006.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Small Cap Growth Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$546,875,866
Level 2—Other Significant Observable Inputs	72,980,000
Level 3—Significant Unobservable Inputs	-0-

Total	$619,855,866

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2008, remains subject to examination by taxing authorities.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$642,860,111

Gross tax unrealized appreciation	$25,184,742
Gross tax unrealized depreciation	(48,188,987)

Net tax unrealized depreciation on investments	$(23,004,245)

E. Distribution of Income and Gains  The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$7,995,001
Long-term capital gain	19,321,962

$27,316,963

As of March 31, 2008, there were no distributable earnings on a tax basis.

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the six months ended September 30, 2008, the Fund’s custody fee was reduced by $5,337 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

For the six months ended September 30, 2008, the Fund recognized expenses of approximately $10,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $41,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $260,100 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $48,300 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $92,118.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $120,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $74,000. Sales charges do not represent expenses of the Fund.

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For the		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	19,547,341	$207,846,716	18,830,728	$216,444,336
Class B	559,215	5,557,314	834,558	9,166,475
Class C	1,622,893	16,233,705	1,898,130	20,735,806
Class I	4,224,088	44,771,162	7,163,062	82,223,091

Total Sales	25,953,537	$274,408,897	28,726,478	$328,569,708

Dividend Reinvestment:
Class A	-0-	$-0-	1,450,066	$17,139,783
Class B	-0-	-0-	281,147	3,146,038
Class C	-0-	-0-	178,088	1,991,025
Class I	-0-	-0-	236,282	2,807,018

Total Dividend Reinvestment	-0-	$-0-	2,145,583	$25,083,864

Repurchases:
Class A	(7,167,018)	$(74,858,819)	(10,146,762)	$(117,653,733)
Class B	(779,487)	(7,722,209)	(1,607,583)	(17,410,785)
Class C	(557,279)	(5,521,694)	(750,003)	(8,091,715)
Class I	(1,549,497)	(16,410,413)	(898,403)	(10,100,124)

Total Repurchases	(10,053,281)	$(104,513,135)	(13,402,751)	$(153,256,357)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $15,900 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $803,807,923 and $679,124,317, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $49,700 and $101,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen Small Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Keving Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

47, 247, 347, 647
SCGSAN 11/08
IU08-05772P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Small Cap Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares
	since 6/21/99		since 6/21/99		since 6/21/99		since 8/12/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	9.69%	8.99%	8.96%	8.96%	8.87%	8.87%	4.73%

5-Year	10.44	9.15	9.76	9.56	9.64	9.64	—

1-Year	–14.73	–19.63	–14.83	–18.64	–15.32	–16.08	–14.52

6-Month	–3.47	–9.03	–3.55	–8.37	–3.78	–4.74	–3.37

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

Early in the period, the stock market enjoyed a relative upswing. From mid-March through mid-May, the market was propped up by renewed confidence that the capital markets were beginning to stabilize and expectations that a recession, if one occurred, would be shorter and shallower than initially expected.

However, the sense of relief was soon overshadowed by more bad news from the financial sector, further record high oil prices, and drastically lower consumer sentiment measures. The Fed held its target federal funds rate steady at its June 30 meeting, fueling speculation that the central bank would need to start raising rates in the future to stave off inflation. In July, the market benefited from a significant drop in oil prices amid anticipation of reduced demand in a slowing global economy, but was negatively impacted by concerns about the solvency of Fannie Mae and Freddie Mac. The early estimate for second quarter GDP growth was positive, but data on inflation, retail sales and jobs growth reported during August were less favorable, further undermining investor confidence.

Additionally, a series of failures and near failures of major financial institutions, and the subsequent government interventions and forced consolidations led to wild swings in the stock market. Credit conditions, which had been tight since the demise of the subprime mortgage market, froze as banks became unwilling to lend to each other and corporations ceased borrowing activities. At the close of the period, the market remained highly volatile amid uncertainty about the federal rescue bill (passed by Congress after the close of the period), the increased likelihood of a recession in the U.S., and concerns about the severity of a global economic slowdown.

For the period overall, small-cap stocks held up better than large- and mid-caps, due in part to a rally in small-cap financial stocks in the third quarter. Within the small- and mid-cap segments, value stocks beat growth stocks. The strongest performing small-cap value sectors (as measured by the Russell 2000® Value Index sectors) were health care, utilities, and financial services. The weakest groups were those with high sensitivity to the economic cycle, including autos and transportation, consumer discretionary, and producer durables.

2

Performance Analysis

All share classes of Van Kampen Small Cap Value Fund underperformed the Russell 2000® Value Index for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

				Russell 2000®
Class A	Class B	Class C	Class I	Value Index

–3.47%	–3.55%	–3.78%	–3.37%	1.24%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Relative to the Russell 2000® Value Index, the Fund’s chief detractors during the period, included stock selection and an underweight in the financial services sector. Bank stocks rallied in the third quarter, but the Fund’s underweight there held back gains. In addition, the Fund had exposure to some weak-performing insurance stocks. Stock selection in the producer durables sector also was a detriment, as a variety of holdings declined due to company-specific events. Further relative underperformance came from the consumer discretionary sector. In this sector, the Fund was hurt by an overweight and stock selection, with particular weakness from the commercial printing, media, and restaurant segments.

Positive contributors to the Fund’s relative performance included stock selection and an overweight in the health care sector, where a number of holdings in specialty pharmaceuticals and health care services companies helped results. Stock selection in the technology sector was another source of gains due to a holding in a defense electronics company which was acquired at a premium during the period and some good-performing software and services holdings. In the materials sector, strong stock selection helped the Fund benefit from an underweight to areas that struggled such as metals, minerals and gold, while owning better relative performers including several chemicals companies, a fruit and grain processor that received an offer to be acquired at a premium, and a packaging company.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/08

MAXIMUS, Inc.	4.7%
Belden, Inc.	3.3
AAR Corp.	2.6
Brink’s Co.	2.0
Valeant Pharmaceuticals International	2.0
Tekelec	2.0
ProAssurance Corp.	1.9
Zep, Inc.	1.9
Syniverse Holdings, Inc.	1.9
Bio-Rad Laboratories, Inc., Class A	1.8

Summary of Investments by Industry Classification as of 9/30/08

IT Consulting & Other Services	7.0%
Property & Casualty Insurance	6.0
Aerospace & Defense	5.8
Pharmaceuticals	4.6
Electrical Components & Equipment	4.5
Industrial Machinery	3.9
Specialty Chemicals	3.1
Reinsurance	3.1
Electronic Equipment Manufacturers	2.9
Communications Equipment	2.9
Diversified Commercial & Professional Services	2.8
Office Services & Supplies	2.4
Construction & Engineering	2.1
Application Software	2.1
Specialized REIT’s	2.0
Air Freight & Logistics	1.9
Wireless Telecommunication Services	1.9
Life Sciences Tools & Services	1.8
Diversified Chemicals	1.7
Semiconductors	1.7
Paper Packaging	1.6
Health Care Distributors	1.6
Multi-Utilities	1.6
Electric Utilities	1.6
Health Care Equipment	1.5
Restaurants	1.5
Health Care Facilities	1.5
Auto Parts & Equipment	1.5
Health Care Technology	1.3
Trading Companies & Distributors	1.3
Computer Storage & Peripherals	1.2
Metal & Glass Containers	1.2
Office Electronics	1.1
Gas Utilities	1.1
Health Care Services	1.1
Oil & Gas Equipment & Services	1.1
Commercial Printing	1.0
Apparel Retail	1.0
Thrifts & Mortgage Finance	0.9
(continued on next page)

4

Summary of Investments by Industry Classification as of 9/30/08
(continued from previous page)

Life & Health Insurance	0.8
Apparel, Accessories & Luxury Goods	0.8
Investment Banking & Brokerage	0.7
Insurance Brokers	0.7
Publishing	0.7
Regional Banks	0.4
Oil & Gas Exploration & Production	0.4
Broadcasting & Cable TV	0.4
Data Processing & Outsourced Services	0.3
Building Products	0.3
Household Products	0.3
Steel	0.2

Total Long-Term Investments	94.9
Total Repurchase Agreements	5.6

Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08
Class A
Actual	$1,000.00	$965.30	$6.45
Hypothetical	1,000.00	1,018.50	6.63
(5% annual return before expenses)
Class B
Actual	1,000.00	964.50	7.14
Hypothetical	1,000.00	1,017.80	7.33
(5% annual return before expenses)
Class C
Actual	1,000.00	962.18	10.13
Hypothetical	1,000.00	1,014.74	10.40
(5% annual return before expenses)
Class I
Actual	1,000.00	966.28	5.22
Hypothetical	1,000.00	1,019.75	5.37
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31%, 1.45%, 2.06% and 1.06% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the

9

independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

10

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 94.3%
Aerospace & Defense 5.8%
AAR Corp. (a)	757,390	$12,565,100
AerCap Holdings N.V. (Netherlands) (a)	711,200	7,545,832
Moog, Inc., Class A (a)	165,100	7,079,488
Spirit AeroSystems Holdings, Inc., Class A (a)	52,300	840,461

		28,030,881

Air Freight & Logistics 1.9%
Forward Air Corp.	165,500	4,506,565
UTI Worldwide, Inc. (British Virgin Islands)	275,000	4,680,500

		9,187,065

Apparel, Accessories & Luxury Goods 0.8%
Maidenform Brands, Inc. (a)	248,490	3,605,590

Apparel Retail 1.0%
Stage Stores, Inc.	360,625	4,926,137

Application Software 1.5%
MSC Software Corp. (a)	650,989	6,965,582

Auto Parts & Equipment 1.5%
ATC Technology Corp. (a)	293,400	6,965,316

Broadcasting & Cable TV 0.4%
Lin TV Corp., Class A (a)	352,500	1,818,900

Building Products 0.3%
Dayton Superior Corp. (a)	448,200	636,444
Quanex Building Products Corp.	50,948	776,448

		1,412,892

Commercial Printing 1.0%
Cenveo, Inc. (a)	641,200	4,930,828

Communications Equipment 2.9%
ADTRAN, Inc.	221,600	4,318,984
Tekelec (a)	684,100	9,570,559

		13,889,543

Computer Storage & Peripherals 1.2%
Electronics for Imaging, Inc. (a)	422,700	5,888,211

12
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Construction & Engineering 2.1%
Aecom Technology Corp. (a)	130,900	$3,199,196
Orion Marine Group, Inc. (a)	170,900	1,792,741
Stantec, Inc. (Canada) (a)	216,300	5,147,940

		10,139,877

Data Processing & Outsourced Services 0.3%
Wright Express Corp. (a)	48,800	1,456,680

Diversified Chemicals 1.7%
Hercules, Inc.	422,338	8,358,069

Diversified Commercial & Professional Services 2.8%
Brink’s Co.	161,000	9,824,220
Viad Corp.	132,130	3,804,023

		13,628,243

Electric Utilities 1.6%
ALLETE, Inc.	44,300	1,971,350
Portland General Electric Co.	236,800	5,602,688

		7,574,038

Electrical Components & Equipment 4.5%
Belden, Inc.	495,865	15,763,548
General Cable Corp. (a)	47,660	1,698,126
Polypore International, Inc. (a)	188,500	4,054,635

		21,516,309

Electronic Equipment Manufacturers 2.9%
Checkpoint Systems, Inc. (a)	392,300	7,383,086
Cognex Corp.	327,000	6,592,320

		13,975,406

Gas Utilities 1.1%
UGI Corp.	199,700	5,148,266

Health Care Distributors 1.6%
PharMerica Corp. (a)	342,600	7,705,074

Health Care Equipment 1.5%
Hill-Rom Holdings, Inc.	244,100	7,398,671

Health Care Facilities 1.5%
HEALTHSOUTH Corp. (a)	391,700	7,219,031

Health Care Services 1.1%
Apria Healthcare Group, Inc. (a)	281,520	5,134,925

Health Care Technology 1.3%
Allscripts Healthcare Solutions, Inc.	519,200	6,458,848

13
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Household Products 0.3%
Central Garden & Pet Co. (a)	216,000	$1,270,080

Industrial Machinery 3.9%
Actuant Corp., Class A	231,000	5,830,440
Albany International Corp., Class A	131,800	3,602,094
CIRCOR International, Inc.	130,131	5,651,589
John Bean Technologies Corp. (a)	288,196	3,648,562

		18,732,685

Insurance Brokers 0.7%
National Financial Partners Corp.	237,200	3,558,000

Investment Banking & Brokerage 0.7%
Greenhill & Co., Inc.	48,800	3,599,000

IT Consulting & Other Services 7.0%
Gartner, Inc. (a)	251,100	5,694,948
MAXIMUS, Inc.	613,160	22,588,814
Ness Technologies, Inc. (a)	454,300	5,210,821

		33,494,583

Life & Health Insurance 0.8%
Conseco, Inc. (a)	1,126,300	3,964,576

Life Sciences Tools & Services 1.8%
Bio-Rad Laboratories, Inc., Class A (a)	88,457	8,767,858

Metal & Glass Containers 1.2%
Silgan Holdings, Inc.	108,900	5,563,701

Multi-Utilities 1.6%
Avista Corp.	351,400	7,628,894

Office Electronics 1.1%
Zebra Technologies Corp., Class A (a)	189,600	5,280,360

Office Services & Supplies 2.4%
ACCO Brands Corp. (a)	514,935	3,882,610
IKON Office Solutions, Inc.	444,400	7,559,244

		11,441,854

Oil & Gas Equipment & Services 1.1%
Exterran Holdings, Inc. (a)	53,393	1,706,440
Superior Energy Services, Inc. (a)	109,320	3,404,225

		5,110,665

Oil & Gas Exploration & Production 0.4%
Saint Mary Land & Exploration Co.	53,040	1,890,876

14
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Paper Packaging 1.6%
Rock-Tenn Co., Class A	196,900	$7,872,062

Pharmaceuticals 4.6%
KV Pharmaceutical Co., Class A (a)	172,900	3,926,559
Perrigo Co.	227,255	8,740,227
Valeant Pharmaceuticals International (a)	470,400	9,629,088

		22,295,874

Property & Casualty Insurance 6.0%
AmTrust Financial Services, Inc.	433,000	5,884,470
Argo Group International Holdings, Ltd. (Bermuda) (a)	212,300	7,823,255
Employers Holdings, Inc.	338,900	5,890,082
ProAssurance Corp. (a)	165,299	9,256,744

		28,854,551

Publishing 0.7%
Dolan Media Co. (a)	345,500	3,486,095

Regional Banks 0.4%
MB Financial, Inc.	59,250	1,959,397

Reinsurance 3.1%
Max Capital Group, Ltd. (Bermuda)	328,100	7,621,763
Platinum Underwriters Holdings, Ltd. (Bermuda)	204,500	7,255,660

		14,877,423

Restaurants 1.5%
AFC Enterprises, Inc. (a)	405,900	2,946,834
Denny’s Corp. (a)	1,691,230	4,363,373

		7,310,207

Semiconductors 1.7%
Cirrus Logic, Inc. (a)	570,799	3,110,855
Microsemi Corp. (a)	195,100	4,971,148

		8,082,003

Specialized REIT’s 2.0%
LaSalle Hotel Properties	187,700	4,377,164
Potlatch Corp.	109,100	5,061,149

		9,438,313

Specialty Chemicals 3.1%
Cytec Industries, Inc.	147,800	5,750,898
Zep, Inc.	518,987	9,154,931

		14,905,829

Steel 0.2%
Schnitzer Steel Industries, Inc., Class A	19,800	776,952

Thrifts & Mortgage Finance 0.9%
Provident New York Bancorp	332,810	4,399,748

15
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Trading Companies & Distributors 1.3%
TAL International Group, Inc.	290,074	$6,039,341

Wireless Telecommunication Services 1.9%
Syniverse Holdings, Inc. (a)	534,800	8,883,028

Total Common Stocks 94.3%		452,818,337

Convertible Corporate Obligations 0.6%
Application Software 0.6%
Epicor Software Corp. ($4,672,000 par, 2.38% coupon, maturing 05/15/27)		2,902,480

Total Long-Term Investments 94.9% (Cost $458,365,233)		455,720,817

Repurchase Agreements 5.6%
Banc of America Securities ($10,019,092 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $10,019,662)		10,019,092
Citigroup Global Markets, Inc. ($10,019,092 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $10,019,509)		10,019,092
JPMorgan Chase & Co. ($3,005,727 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $3,005,811)		3,005,727
State Street Bank & Trust Co. ($3,951,089 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $3,951,237)		3,951,089

Total Repurchase Agreements 5.6% (Cost $26,995,000)		26,995,000

Total Investments 100.5% (Cost $485,360,233)		482,715,817

Liabilities in Excess of Other Assets (0.5%)		(2,600,205)

Net Assets 100.0%		$480,115,612

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

16
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Total Investments (Cost $485,360,233)	$482,715,817
Cash	273
Receivables:
Fund Shares Sold	2,264,421
Investments Sold	2,111,884
Dividends	289,030
Interest	43,138
Other	75,130

Total Assets	487,499,693

Liabilities:
Payables:
Investments Purchased	4,098,509
Fund Shares Repurchased	2,349,782
Investment Advisory Fee	279,362
Distributor and Affiliates	34,818
Trustees’ Deferred Compensation and Retirement Plans	143,174
Accrued Expenses	478,436

Total Liabilities	7,384,081

Net Assets	$480,115,612

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$470,567,582
Accumulated Net Realized Gain	13,351,775
Accumulated Net Investment Loss	(1,159,329)
Net Unrealized Depreciation	(2,644,416)

Net Assets	$480,115,612

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $300,991,859 and 21,633,600 shares of beneficial interest issued and outstanding)	$13.91
Maximum sales charge (5.75%* of offering price)	0.85

Maximum offering price to public	$14.76

Class B Shares:
Net asset value and offering price per share (Based on net assets of $65,553,484 and 5,131,158 shares of beneficial interest issued and outstanding)	$12.78

Class C Shares:
Net asset value and offering price per share (Based on net assets of $73,311,412 and 5,764,541 shares of beneficial interest issued and outstanding)	$12.72

Class I Shares:
Net asset value and offering price per share (Based on net assets of $40,258,857 and 2,867,417 shares of beneficial interest issued and outstanding)	$14.04

*	On sales of $50,000 or more, the sales charge will be reduced.

17
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends	$2,016,845
Interest	359,204

Total Income	2,376,049

Expenses:
Investment Advisory Fee	1,602,949
Distribution (12b-1) and Service Fees
Class A	362,884
Class B	142,994
Class C	361,537
Transfer Agent Fees	643,527
Registration Fees	52,264
Accounting and Administrative Expenses	48,571
Reports to Shareholders	48,144
Professional Fees	35,289
Custody	23,778
Trustees’ Fees and Related Expenses	15,117
Other	67,998

Total Expenses	3,405,052
Less Credits Earned on Cash Balances	3,995

Net Expenses	3,401,057

Net Investment Loss	$(1,025,008)

Realized and Unrealized Gain/Loss:
Net Realized Gain	$15,357,525

Unrealized Appreciation/Depreciation:
Beginning of the Period	31,425,325
End of the Period	(2,644,416)

Net Unrealized Depreciation During the Period	(34,069,741)

Net Realized and Unrealized Loss	$(18,712,216)

Net Decrease in Net Assets From Operations	$(19,737,224)

18
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(1,025,008)	$(1,692,009)
Net Realized Gain	15,357,525	22,466,607
Net Unrealized Depreciation During the Period	(34,069,741)	(66,266,076)

Change in Net Assets from Operations	(19,737,224)	(45,491,478)

Distributions from Net Realized Gain:
Class A Shares	-0-	(22,296,542)
Class B Shares	-0-	(9,965,900)
Class C Shares	-0-	(6,438,532)
Class I Shares	-0-	(3,380,635)

Total Distributions	-0-	(42,081,609)

Net Change in Net Assets from Investment Activities	(19,737,224)	(87,573,087)

From Capital Transactions:
Proceeds from Shares Sold	152,589,097	294,818,583
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	37,320,126
Cost of Shares Repurchased	(78,541,428)	(178,129,618)

Net Change in Net Assets from Capital Transactions	74,047,669	154,009,091

Total Increase in Net Assets	54,310,445	66,436,004
Net Assets:
Beginning of the Period	425,805,167	359,369,163

End of the Period (Including accumulated net investment loss of $1,159,329 and $134,321, respectively)	$480,115,612	$425,805,167

19
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class A Shares	2008	2008	2007		2006	2005		2004

Net Asset Value, Beginning of the Period	$14.41	$17.57	$18.23		$17.17	$16.28		$10.62

Net Investment Income/Loss (a)	(0.02)	(0.03)	(0.03)		0.03	(0.05)		(0.07)
Net Realized and Unrealized Gain/Loss	(0.48)	(1.49)	2.91		3.52	1.52		5.73

Total from Investment Operations	(0.50)	(1.52)	2.88		3.55	1.47		5.66
Less Distributions from Net Realized Gain	-0-	1.64	3.54		2.49	0.58		-0-

Net Asset Value, End of the Period	$13.91	$14.41	$17.57		$18.23	$17.17		$16.28

Total Return* (b)	−3.47% **	−9.31%	16.70%		22.13%	9.12%		53.30%
Net Assets at End of the Period (In millions)	$301.0	$248.2	$192.7		$154.4	$202.2		$204.8
Ratio of Expenses to Average Net Assets*	1.31%	1.29%	1.32%		1.38%	1.45%		1.50%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.31% )	(0.21% )	(0.16%	)	0.14%	(0.30%	)	(0.49%	)
Portfolio Turnover	28% **	46%	53%		40%	40%		48%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A		N/A	N/A		1.50%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A		N/A	N/A		(0.49%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

N/A = Not Applicable

20
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class B Shares	2008		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$13.24		$16.35		$17.30		$16.53		$15.81		$10.39

Net Investment Loss (a)	(0.03)		(0.11)		(0.16)		(0.12)		(0.17)		(0.17)
Net Realized and Unrealized Gain/Loss	(0.43)		(1.36)		2.75		3.38		1.47		5.59

Total from Investment Operations	(0.46)		(1.47)		2.59		3.26		1.30		5.42
Less Distributions from Net Realized Gain	-0-		1.64		3.54		2.49		0.58		-0-

Net Asset Value, End of the Period	$12.78		$13.24		$16.35		$17.30		$16.53		$15.81

Total Return* (b)	−3.55%(c	)**	−9.64%	(c)	15.81%		21.19%		8.31%		52.17%
Net Assets at End of the Period (In millions)	$65.6		$78.6		$115.1		$116.4		$131.4		$135.0
Ratio of Expenses to Average Net Assets*	1.45%(c	)	1.73%	(c)	2.08%		2.15%		2.21%		2.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.47%	)(c)	(0.68%	)(c)	(0.92%	)	(0.70%	)	(1.06%	)	(1.24%	)
Portfolio Turnover	28%	**	46%		53%		40%		40%		48%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A		N/A		N/A		2.25%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A		N/A		N/A		(1.24%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

**	Non-Annualized

N/A = Not Applicable

21
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class C Shares	2008	2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$13.23	$16.38	$17.33		$16.55		$15.83		$10.40

Net Investment Loss (a)	(0.07)	(0.15)	(0.16)		(0.11)		(0.16)		(0.17)
Net Realized and Unrealized Gain/Loss	(0.44)	(1.36)	2.75		3.38		1.46		5.60

Total from Investment Operations	(0.51)	(1.51)	2.59		3.27		1.30		5.43
Less Distributions from Net Realized Gain	-0-	1.64	3.54		2.49		0.58		-0-

Net Asset Value, End of the Period	$12.72	$13.23	$16.38		$17.33		$16.55		$15.83

Total Return* (b)	−3.78% **	−9.95%	15.78%	(c)	21.23%	(c)	8.30%	(c)	52.21%
Net Assets at End of the Period (In millions)	$73.3	$64.5	$42.7		$36.7		$38.0		$43.7
Ratio of Expenses to Average Net Assets*	2.06%	2.04%	2.07%	(c)	2.12%	(c)	2.16%	(c)	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.07% )	(0.95% )	(0.91%	)(c)	(0.67%	)(c)	(1.01%	)(c)	(1.24%	)
Portfolio Turnover	28% **	46%	53%		40%		40%		48%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A		N/A		N/A		2.25%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A		N/A		N/A		(1.24%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

**	Non-Annualized

N/A = Not Applicable

22
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

	Six Months				August 12, 2005
	Ended				(Commencement
	September 30,		Year Ended March 31,		of Operations) to
Class I Shares	2008		2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$14.53		$17.66	$18.26	$18.68

Net Investment Income/Loss (a)	-0-(b	)	0.02	0.01	(0.01)
Net Realized and Unrealized Gain/Loss	(0.49)		(1.51)	2.93	2.08

Total from Investment Operations	(0.49)		(1.49)	2.94	2.07
Less Distributions from Net Realized Gain	-0-		1.64	3.54	2.49

Net Asset Value, End of the Period	$14.04		$14.53	$17.66	$18.26

Total Return (c)	−3.37%	*	−9.03%	16.96%	12.42% *
Net Assets at End of the Period (In millions)	$40.3		$34.5	$8.8	$9.8
Ratio of Expenses to Average Net Assets	1.06%		1.06%	1.07%	1.13%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.06%	)	0.12%	0.08%	(0.11% )
Portfolio Turnover	28%	*	46%	53%	40%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

23
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Small Cap Value Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$452,818,337
Level 2—Other Significant Observable Inputs	29,897,480
Level 3—Significant Unobservable Inputs	-0-

Total	$482,715,817

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and

25

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

various states. Generally, each of the tax years in the four year period ended March 31, 2008, remains subject to examination by taxing authorities.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$488,648,107

Gross tax unrealized appreciation	$62,292,852
Gross tax unrealized depreciation	(68,225,142)

Net tax unrealized depreciation on investments	$(5,932,290)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$10,626,919
Long-term capital gain	31,454,690

$42,081,609

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-0-
Undistributed long-term capital gain	1,413,893

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the six months ended September 30, 2008, the Fund’s custody fee was reduced by $3,995 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

26

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.670%
Next $500 million	.645%
Over $1 billion	.620%

For the six months ended September 30, 2008, the Fund recognized expenses of approximately $8,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $36,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $247,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $57,100 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $136.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $58,300 and

27

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $40,500. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	7,450,559	$110,104,812	11,910,661	$198,211,387
Class B	406,092	5,495,007	857,433	13,697,192
Class C	1,340,367	18,140,348	2,873,114	44,831,069
Class I	1,270,341	18,848,930	2,222,028	38,078,935

Total Sales	10,467,359	$152,589,097	17,863,236	$294,818,583

Dividend Reinvestment:
Class A	-0-	$-0-	1,281,735	$19,713,083
Class B	-0-	-0-	672,189	9,498,035
Class C	-0-	-0-	334,525	4,730,179
Class I	-0-	-0-	218,129	3,378,829

Total Dividend Reinvestment	-0-	$-0-	2,506,578	$37,320,126

Repurchases:
Class A	(3,034,848)	$(44,556,212)	(6,940,745)	$(114,595,672)
Class B	(1,213,319)	(16,346,708)	(2,629,559)	(40,609,008)
Class C	(452,198)	(6,087,119)	(937,718)	(14,145,784)
Class I	(776,632)	(11,551,389)	(567,347)	(8,779,154)

Total Repurchases	(5,476,997)	$(78,541,428)	(11,075,369)	$(178,129,618)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $10,300, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $194,079,052 and $123,200,621, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the

28

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $193,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

29

Van Kampen Small Cap Value Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

78, 178, 278, 678
SCVSAN 11/08
IU08-05757P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Value Opportunities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares
	6/25/01		since 6/25/01		since 6/25/01		since 3/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	1.78%	0.95%	1.02%	1.02%	1.02%	1.02%	–2.51%

5-Year	3.13	1.91	2.40	2.16	2.41	2.41	—

1-Year	–30.50	–34.50	–31.01	–34.16	–30.98	–31.61	–30.38

6-Month	–13.10	–18.13	–13.42	–17.75	–13.40	–14.27	–13.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursement, the fund’s returns would have been lower.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. These indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

Turbulence has been part of the market environment since the subprime mortgage market collapse in the summer of 2007. In September, stock volatility increased markedly as the financial crisis intensified and the economy weakened, resulting in reduced investor sentiment. Driven by credit market turmoil and substantial writedowns, a major Wall Street bank declared bankruptcy. Shortly thereafter, another significant Wall Street firm merged with a large commercial bank and the two remaining top-tier investment banking firms changed their legal status to bank holding companies. Furthermore, mortgage giants Fannie Mae and Freddie Mac and insurance company AIG were granted massive federal rescue packages. These events created a panic environment that rippled across all sectors of the market, despite the aggressive and unprecedented intervention by the Federal Reserve and the federal government’s bailout plan (which was passed shortly after the end of the reporting period). Investors also remained anxious about the weakening economy. While oil prices have fallen from their July highs, rising unemployment, decreasing home prices, and illiquid credit markets continue to weaken the economy.

Performance Analysis

All share classes of Van Kampen Value Opportunities Fund underperformed the Russell 1000® Value Index and the S&P 500® Index for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

Class A	Class B	Class C	Class I	Russell 1000®Value Index	S&P 500® Index

-13.10%	-13.42%	-13.40%	-13.00%	-11.10%	-10.87%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Among the main detractors from performance relative to the Russell 1000® Value Index was a holding in the paper and packaging industry, which suffered from decreased demand in a softening economy. However, toward the end of the period, we saw some positive signs: industry pricing appeared to be improving as industry consolidation has resulted in a better supply situation. The Fund’s relative results were also hurt by a holding in a bank that was forced to merge after it sustained significant asset losses in one of its mortgage portfolios. Relative

2

weakness also came from a media stock, which was negatively affected by declining advertising revenues.

However, relative performance was boosted by other investments for the period. Within the industrials sector, the Fund benefited from several airline stocks. We purchased these stocks very cheaply relative to our assessment of their fair value, and once the industry was able to rationalize capacity and jet fuel costs began to fall, the stocks generated attractive performance. The health care sector was another positive contributor to relative results, primarily due to a position in a drug company. An unfavorable clinical study sent the company’s stock price reeling but we believed investors overreacted. The stock price recovered, which generated a good return for the Fund. Finally, a retailing stock was additive because the company improved its merchandising. This retailer also benefited as consumers shifted towards more value-oriented shopping.

We continue to position the Fund from a bottom-up basis, selecting stocks that we believe have attractive valuations relative to our assessment of fair value. Although we do not position the Fund based on macro views, we nevertheless believe the environment is likely to remain difficult for a prolonged period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/08
International Paper Co.	4.4%
Comcast Corp., Class A	4.3
Aspen Insurance Holdings Ltd.	4.0
Southwest Airlines Co.	3.1
Flagstone Reinsurance Holdings Ltd.	3.0
Wal-Mart Stores, Inc.	3.0
Viacom, Inc., Class B	2.8
Time Warner, Inc.	2.7
Verizon Communications, Inc.	2.5
Bristol-Myers Squibb Co.	2.4

Summary of Investments by Industry Classification as of 9/30/08
Pharmaceuticals	9.6%
Property & Casualty Insurance	9.6
Packaged Foods & Meats	8.5
Paper Products	7.8
Movies & Entertainment	5.5
Integrated Telecommunication Services	5.2
Airlines	5.1
Broadcasting & Cable TV	4.3
Other Diversified Financial Services	4.2
Reinsurance	3.0
Hypermarkets & Super Centers	3.0
Apparel, Accessories & Luxury Goods	3.0
Soft Drinks	2.5
Paper Packaging	2.0
Diversified Banks	2.0
Asset Management & Custody Banks	1.9
Internet Software & Services	1.9
Food Retail	1.7
Life & Health Insurance	1.7
Internet Retail	1.6
Multi-Utilities	1.4
Multi-Line Insurance	1.2
Computer Hardware	1.1
Household Products	1.1
Drug Retail	1.1
Diversified Chemicals	1.0
Electronic Equipment Manufacturers	1.0
Investment Banking & Brokerage	0.5
Electronic Manufacturing Services	0.5
Aluminum	0.3

Total Long-Term Investments	93.3
Total Repurchase Agreements	5.7

Total Investments	99.0
Assets in Excess of Other Liabilities	1.0

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$868.99	$6.51
Hypothetical	1,000.00	1,018.10	7.03
(5% annual return before expenses)

Class B
Actual	1,000.00	865.83	10.06
Hypothetical	1,000.00	1,014.29	10.86
(5% annual return before expenses)

Class C
Actual	1,000.00	865.97	9.73
Hypothetical	1,000.00	1,014.64	10.50
(5% annual return before expenses)

Class I
Actual	1,000.00	870.01	5.39
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39%, 2.15%, 2.08% and 1.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the

8

independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

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Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 93.3%
Airlines 5.1%
AMR Corp. (a)	159,300	$1,564,326
Continental Airlines, Inc., Class B (a)	93,200	1,554,576
Southwest Airlines Co.	337,500	4,897,125

		8,016,027

Aluminum 0.3%
Alcoa, Inc.	18,900	426,762

Apparel, Accessories & Luxury Goods 3.0%
Hanesbrands, Inc. (a)	154,200	3,353,850
Liz Claiborne, Inc.	79,100	1,299,613

		4,653,463

Asset Management & Custody Banks 1.9%
Bank of New York Mellon Corp.	90,083	2,934,904

Broadcasting & Cable TV 4.3%
Comcast Corp., Class A	340,700	6,687,941

Computer Hardware 1.1%
Dell, Inc. (a)	108,000	1,779,840

Diversified Banks 2.0%
Barclays PLC—ADR (United Kingdom)	39,100	965,770
Wells Fargo & Co.	57,300	2,150,469

		3,116,239

Diversified Chemicals 1.0%
Du Pont (E.I.) de Nemours & Co.	39,400	1,587,820

Drug Retail 1.1%
CVS Caremark Corp.	49,000	1,649,340

Electronic Equipment Manufacturers 1.0%
Cognex Corp.	76,100	1,534,176

Electronic Manufacturing Services 0.5%
Kemet Corp. (a)	573,620	780,123

Food Retail 1.7%
Pantry, Inc. (a)	125,100	2,650,869

Household Products 1.1%
Kimberly-Clark Corp.	25,600	1,659,904

Hypermarkets & Super Centers 3.0%
Wal-Mart Stores, Inc.	78,400	4,695,376

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See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Integrated Telecommunication Services 5.2%
AT&T, Inc.	101,200	$2,825,504
Qwest Communications International, Inc.	451,000	1,456,730
Verizon Communications, Inc.	122,200	3,921,398

		8,203,632

Internet Retail 1.6%
Orbitz Worldwide, Inc. (a)	426,100	2,501,207

Internet Software & Services 1.9%
eBay, Inc. (a)	129,800	2,904,924

Investment Banking & Brokerage 0.5%
Merrill Lynch & Co., Inc.	31,200	789,360

Life & Health Insurance 1.7%
MetLife, Inc.	47,300	2,648,800

Movies & Entertainment 5.5%
Time Warner, Inc.	323,300	4,238,463
Viacom, Inc., Class B (a)	178,000	4,421,520

		8,659,983

Multi-Line Insurance 1.2%
Hartford Financial Services Group, Inc.	45,400	1,860,946

Multi-Utilities 1.4%
CMS Energy Corp.	171,000	2,132,370

Other Diversified Financial Services 4.2%
Bank of America Corp.	92,500	3,237,500
Citigroup, Inc.	158,800	3,256,988

		6,494,488

Packaged Foods & Meats 8.5%
Cadbury PLC—ADR (United Kingdom)	75,128	3,029,063
Kraft Foods, Inc., Class A	85,300	2,793,575
Sara Lee Corp.	198,400	2,505,792
Tyson Foods, Inc., Class A	158,700	1,894,878
Unilever NV (Netherlands)	110,100	3,100,416

		13,323,724

Paper Packaging 2.0%
Smurfit-Stone Container Corp. (a)	681,900	3,204,930

Paper Products 7.8%
AbitibiBowater, Inc. (a)	588,982	2,279,360
International Paper Co.	264,175	6,916,102
MeadWestvaco Corp.	126,100	2,939,391

		12,134,853

12
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Pharmaceuticals 9.6%
Abbott Laboratories	18,800	$1,082,504
Bristol-Myers Squibb Co.	183,200	3,819,720
Eli Lilly & Co.	27,200	1,197,616
Pfizer, Inc.	82,680	1,524,620
Schering-Plough Corp.	189,100	3,492,677
Watson Pharmaceuticals, Inc. (a)	72,800	2,074,800
Wyeth	48,230	1,781,616

		14,973,553

Property & Casualty Insurance 9.6%
Allied World Assurance Co. Holdings Ltd. (Bermuda)	80,100	2,845,152
Aspen Insurance Holdings Ltd. (Bermuda)	225,000	6,187,500
Chubb Corp.	69,200	3,799,080
Travelers Cos., Inc.	46,400	2,097,280

		14,929,012

Reinsurance 3.0%
Flagstone Reinsurance Holdings Ltd. (Bermuda)	462,000	4,744,740

Soft Drinks 2.5%
Coca-Cola Co.	51,700	2,733,896
Dr. Pepper Snapple Group, Inc. (a)	45,496	1,204,734

		3,938,630

Total Long-Term Investments 93.3% (Cost $177,078,198)		145,617,936

Repurchase Agreements 5.7%
Banc of America Securities ($3,328,439 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $3,328,629)		3,328,439
Citigroup Global Markets, Inc. ($3,328,439 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $3,328,578)		3,328,439
JPMorgan Chase & Co. ($998,532 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $998,559)		998,532

13
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($1,312,590 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $1,312,639)	$1,312,590

Total Repurchase Agreements 5.7% (Cost $8,968,000)	8,968,000

Total Investments 99.0% (Cost $186,046,198)	154,585,936

Other Assets in Excess of Liabilities 1.0%	1,489,253

Net Assets 100.0%	$156,075,189

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

14
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Total Investments (Cost $186,046,198)	$154,585,936
Cash	666
Receivables:
Dividends	191,256
Investments Sold	2,112,161
Fund Shares Sold	865,705
Interest	405
Other	52,185

Total Assets	157,808,314

Liabilities:
Payables:
Investments Purchased	692,580
Fund Shares Repurchased	514,580
Investment Advisory Fee	103,919
Distributor and Affiliates	88,040
Trustees’ Deferred Compensation and Retirement Plans	116,487
Accrued Expenses	217,519

Total Liabilities	1,733,125

Net Assets	$156,075,189

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$216,936,565
Accumulated Undistributed Net Investment Income	713,103
Accumulated Net Realized Loss	(30,114,217)
Net Unrealized Depreciation	(31,460,262)

Net Assets	$156,075,189

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $78,020,804 and 9,191,337 shares of beneficial interest issued and outstanding)	$8.49
Maximum sales charge (5.75%* of offering price)	0.52

Maximum offering price to public	$9.01

Class B Shares:
Net asset value and offering price per share (Based on net assets of $18,208,678 and 2,204,906 shares of beneficial interest issued and outstanding)	$8.26

Class C Shares:
Net asset value and offering price per share (Based on net assets of $13,916,386 and 1,682,869 shares of beneficial interest issued and outstanding)	$8.27

Class I Shares:
Net asset value and offering price per share (Based on net assets of $45,929,321 and 5,401,479 shares of beneficial interest issued and outstanding)	$8.50

*	On sales of $50,000 or more, the sales charge will be reduced.

15
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $13,090)	$2,022,270
Interest	82,496

Total Income	2,104,766

Expenses:
Investment Advisory Fee	700,648
Distribution (12b-1) and Service Fees
Class A	121,231
Class B	109,105
Class C	78,567
Transfer Agent Fees	201,246
Registration Fees	35,402
Professional Fees	33,644
Accounting and Administrative Expenses	32,295
Reports to Shareholders	27,408
Trustees’ Fees and Related Expenses	14,262
Custody	11,284
Other	11,764

Total Expenses	1,376,856

Net Investment Income	$727,910

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(25,406,335)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(31,194,007)
End of the Period	(31,460,262)

Net Unrealized Depreciation During the Period	(266,255)

Net Realized and Unrealized Loss	$(25,672,590)

Net Decrease in Net Assets From Operations	$(24,944,680)

16
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$727,910	$1,467,313
Net Realized Gain/Loss	(25,406,335)	7,613,322
Net Unrealized Depreciation During the Period	(266,255)	(57,790,979)

Change in Net Assets from Operations	(24,944,680)	(48,710,344)

Distributions from Net Investment Income:
Class A Shares	-0-	(862,649)
Class B Shares	-0-	(9)
Class C Shares	-0-	(2)
Class I Shares	-0-	(496,567)

	-0-	(1,359,227)

Distributions from Net Realized Gain:
Class A Shares	-0-	(12,428,405)
Class B Shares	-0-	(2,856,882)
Class C Shares	-0-	(2,324,110)
Class I Shares	-0-	(4,546,549)

	-0-	(22,155,946)

Total Distributions	-0-	(23,515,173)

Net Change in Net Assets from Investment Activities	(24,944,680)	72,225,517

From Capital Transactions:
Proceeds from Shares Sold	36,275,252	137,266,693
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	22,415,470
Cost of Shares Repurchased	(61,906,402)	(152,211,413)

Net Change in Net Assets from Capital Transactions	(25,631,150)	7,470,750

Total Decrease in Net Assets	(50,575,830)	(64,754,767)
Net Assets:
Beginning of the Period	206,651,019	271,405,786

End of the Period (Including accumulated undistributed net investment income of $713,103 and $(14,807), respectively)	$156,075,189	$206,651,019

17
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class A Shares	2008	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$9.77	$13.11	$12.45	$12.24	$11.02	$7.46

Net Investment Income (a)	0.04	0.09	0.13	0.10	0.06	0.06
Net Realized and Unrealized Gain/Loss	(1.32)	(2.29)	1.47	1.22	1.38	3.54

Total from Investment Operations	(1.28)	(2.20)	1.60	1.32	1.44	3.60

Less:
Distributions from Net Investment Income	-0-	0.07	0.13	0.07	0.03	0.04
Distributions from Net Realized Gain	-0-	1.07	0.81	1.04	0.19	-0-

Total Distributions	-0-	1.14	0.94	1.11	0.22	0.04

Net Asset Value, End of the Period	$8.49	$9.77	$13.11	$12.45	$12.24	$11.02

Total Return* (b)	–13.10% **	–18.06%	13.02%	11.11%	13.12%	48.29%
Net Assets at End of the Period (In millions)	$78.0	$112.1	$206.3	$171.7	$105.8	$52.4
Ratio of Expenses to Average Net Assets*	1.39%	1.28%	1.28%	1.38%	1.41%	1.45%
Ratio of Net Investment Income to Average Net Assets*	0.87%	0.69%	1.05%	0.80%	0.55%	0.57%
Portfolio Turnover	10% **	54%	60%	56%	46%	61%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	N/A	N/A	1.71%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	N/A	0.31%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

18
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class B Shares	2008	2008	2007	2006	2005		2004

Net Asset Value, Beginning of the Period	$9.54	$12.85	$12.22	$12.07	$10.92		$7.41

Net Investment Income/Loss (a)	-0- (b)	(0.01)	0.04	0.01	(0.02)		(0.02)
Net Realized and Unrealized Gain/Loss	(1.28)	(2.23)	1.44	1.18	1.36		3.53

Total from Investment Operations	(1.28)	(2.24)	1.48	1.19	1.34		3.51

Less:
Distributions from Net Investment Income	-0-	-0-	0.04	-0-	-0-		-0-
Distributions from Net Realized Gain	-0-	1.07	0.81	1.04	0.19		-0-

Total Distributions	-0-	1.07	0.85	1.04	0.19		-0-

Net Asset Value, End of the Period	$8.26	$9.54	$12.85	$12.22	$12.07		$10.92

Total Return* (c)	–13.42% **	–18.70%	12.24%	10.18%	12.30%		47.37%
Net Assets at End of the Period (In millions)	$18.2	$24.6	$34.4	$35.5	$34.5		$24.2
Ratio of Expenses to Average Net Assets*	2.15%	2.04%	2.04%	2.13%	2.17%		2.20%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.10%	(0.05% )	0.30%	0.05%	(0.21%	)	(0.25%	)
Portfolio Turnover	10% **	54%	60%	56%	46%		61%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	N/A	N/A		2.46%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	N/A	N/A		(0.51%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class C Shares	2008		2008		2007	2006	2005		2004

Net Asset Value, Beginning of the Period	$9.55		$12.86		$12.22	$12.07	$10.92		$7.41

Net Investment Income/Loss (a)	0.01		-0-	(b)	0.04	0.01	(0.02)		(0.02)
Net Realized and Unrealized Gain/Loss	(1.29)		(2.24)		1.44	1.18	1.36		3.53

Total from Investment Operations	(1.28)		(2.24)		1.48	1.19	1.34		3.51

Less:
Distributions from Net Investment Income	-0-		-0-		0.03	-0-	-0-		-0-
Distributions from Net Realized Gain	-0-		1.07		0.81	1.04	0.19		-0-

Total Distributions	-0-		1.07		0.84	1.04	0.19		-0-

Net Asset Value, End of the Period	$8.27		$9.55		$12.86	$12.22	$12.07		$10.92

Total Return* (c)	–13.40%	(d)**	–18.69%	(d)	12.24%	10.18%	12.30%		47.37%
Net Assets at End of the Period (In millions)	$13.9		$19.1		$30.5	$27.5	$27.9		$17.8
Ratio of Expenses to Average Net Assets*	2.08%	(d)	2.03%	(d)	2.04%	2.13%	2.17%		2.20%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.18%	(d)	(0.04%	)(d)	0.29%	0.05%	(0.21%	)	(0.23%	)
Portfolio Turnover	10%	**	54%		60%	56%	46%		61%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A	N/A	N/A		2.46%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A	N/A	N/A		(0.49%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				March 23, 2005
	Ended				(Commencement of
	September 30,	Year Ended March 31,			Operations) to
Class I Shares	2008	2008	2007	2006	March 31, 2005

Net Asset Value, Beginning of the Period	$9.77	$13.13	$12.46	$12.24	$12.06

Net Investment Income (a)	0.05	0.11	0.17	0.13	-0- (b)
Net Realized and Unrealized Gain/Loss	(1.32)	(2.28)	1.46	1.21	0.18

Total from Investment Operations	(1.27)	(2.17)	1.63	1.34	0.18

Less:
Distributions from Net Investment Income	-0-	0.12	0.15	0.08	-0-
Distributions from Net Realized Gain	-0-	1.07	0.81	1.04	-0-

Total Distributions	-0-	1.19	0.96	1.12	-0-

Net Asset Value, End of the Period	$8.50	$9.77	$13.13	$12.46	$12.24

Total Return (c)	–13.00% *	–17.91%	13.28%	11.33%	1.49% *
Net Assets at End of the Period (In millions)	$45.9	$50.8	$0.2	$3.0	$0.9
Ratio of Expenses to Average Net Assets (d)	1.15%	1.07%	1.08%	1.13%	1.08%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.03%	1.39%	1.02%	0.97%
Portfolio Turnover	10% *	54%	60%	56%	46%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2008.

21
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Value Opportunities Fund (the “Fund”) is organized as a separate diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$142,588,873
Level 2—Other Significant Observable Inputs	11,997,063
Level 3—Significant Unobservable Inputs	-0-

Total	$154,585,936

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2008, remains subject to examination by taxing authorities.

23

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$191,024,410

Gross tax unrealized appreciation	$4,262,567
Gross tax unrealized depreciation	(40,701,041)

Net tax unrealized depreciation on investments	$(36,438,474)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$5,478,023
Long-term capital gain	18,037,150

$23,515,173

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$94,500

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.75%
Next $500 million	.70%
Over $1 billion	.65%

For the six months ended September 30, 2008, the Fund recognized expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of

24

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

approximately $29,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $79,400 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $42,700 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $52,819.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $9,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $18,300. Sales charges do not represent expenses of the Fund.

25

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	533,147	$4,920,936	3,704,508	$48,178,973
Class B	89,066	794,610	633,943	8,211,408
Class C	144,768	1,309,362	248,144	3,116,859
Class I	3,180,339	29,250,344	6,245,279	77,759,453

Total Sales	3,947,320	$36,275,252	10,831,874	$137,266,693

Dividend Reinvestment:
Class A	-0-	$-0-	1,088,076	$12,501,987
Class B	-0-	-0-	241,112	2,710,124
Class C	-0-	-0-	192,134	2,161,508
Class I	-0-	-0-	439,186	5,041,851

Total Dividend Reinvestment	-0-	$-0-	1,960,508	$22,415,470

Repurchases:
Class A	(2,822,238)	$(26,076,692)	(9,045,167)	$(114,772,882)
Class B	(461,470)	(4,170,444)	(977,528)	(11,677,787)
Class C	(464,207)	(4,173,541)	(806,875)	(9,335,547)
Class I	(2,979,374)	(27,485,725)	(1,498,531)	(16,425,197)

Total Repurchases	(6,727,289)	$(61,906,402)	(12,328,101)	$(152,211,413)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $100, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,144,498 and $40,374,621, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and

26

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $188,600 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered for future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

27

Van Kampen Value Opportunities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

57, 157, 257, 603
OPPSAN 11/08
IU08-05753P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Leaders Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary  as of 9/30/08

	A Shares		B Shares		C Shares		I Shares
	since 2/27/06		since 2/27/06		since 2/27/06		since 2/27/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	–2.48%	–4.69%	–3.18%	–4.28%	–3.18%	–3.18%	–2.21%

1-year	–23.28	–27.69	–23.80	–27.55	–23.80	–24.55	–22.99

6-month	–13.98	–18.92	–14.23	–18.50	–14.23	–15.08	–13.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. As of June 2007 the MSCI EAFE Index consisted of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

Global equity markets continued to contract during the six-month period under review, as the collapse of residential property values, which began in 2007, led to a number of unanticipated outcomes.

The long journey from subprime loan defaults to public sector support of the global financial services industry will be a much-analyzed case study for decades to come. At this stage, it is clear that debt in the U.S. and Europe ballooned well above affordable levels, making the indebted highly vulnerable to any drop in underlying asset values backing those loans. The “domino effect” of these developments on the financial services industry unfolded gradually as institutions faced the consequences of their past lending activities. These included highly concentrated and opaque pooled-debt instruments losing value on bank balance sheets, the leverage on those instruments multiplying the impact of these losses when instruments are unwound, and finally the inadequacy of capital at global financial institutions to protect depositors and investors.

While the U.S. economy continued to grow and the unemployment rate rose only modestly, the Treasury Department and the Federal Reserve found themselves battling an unanticipated collapse in confidence relating to the deteriorating capital base. Banks and mortgage lenders failed in both the U.S. and the United Kingdom, highly leveraged investment banks were rescued by the federal government, government sponsored agencies were bailed out by massive public fund injections, and finally, the nation’s largest insurance company accepted nearly $100 billion of government loans. Short-term lending slowed, and then froze, as banks focused on capital preservation and consolidation throughout this period of unprecedented capital destruction.

Meanwhile, as one might expect, investors shifted assets from riskier investments to the stability and safety of government-issued bills and bonds, driving short-term interest rates to their lowest levels in a decade. As September ended, massive public and private sector capital infusions appeared to stabilize surviving financial institutions. Bond and stock markets began to shift their focus to the unfolding global economic slowdown and its impact on corporate profits and unemployment rates in 2009. Equity markets have begun to discount a portion of this economic risk and, in our view, are likely to settle into a new valuation range over time, as this macroeconomic cycle works its way through 2009.

2

Performance Analysis

All share classes of Van Kampen Leaders Fund underperformed the S&P 500® Index, the Russell 1000® Value Index and the Lehman Brothers U.S. Government/Credit Index, and outperformed the MSCI EAFE Index for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

Lehman
					Russell	Brothers
				S&P	1000®	U.S.	MSCI
				500®	Value	Government/	EAFE
Class A	Class B	Class C	Class I	Index	Index	Credit Index	Index

–13.98%	–14.23%	–14.23%	–13.77%	–10.87%	–11.10%	–3.12%	–22.35%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Leaders Fund invests equally in three underlying Van Kampen funds—Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund.

Underlying fund performance for the six-month period ended September 30, 2008 varied, with Van Kampen Equity and Income Fund (-6.96 percent) and Van Kampen Comstock Fund (-8.85 percent) outperforming Van Kampen International Growth Fund (-24.46 percent). International markets, relative to the U.S., underperformed during the period under review, while the value-oriented stock selection approach of both Van Kampen Comstock and Van Kampen Equity and Income funds outperformed both U.S. and international equity benchmarks, as represented by the S&P 500® Index, Russell 1000® Value Index and the MSCI EAFE Index. (All performance references Class I shares, unadjusted for sales charges).

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 9/30/08

Domestic Blend	34.0%
Primarily Domestic Equity	33.4
Primarily Foreign Equity	33.1

Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisor services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$860.23	$2.33
Hypothetical	1,000.00	1,022.56	2.54
(5% annual return before expenses)

Class B
Actual	1,000.00	857.73	5.82
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)

Class C
Actual	1,000.00	857.73	5.82
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)

Class I
Actual	1,000.00	862.30	1.17
Hypothetical	1,000.00	1,023.82	1.27
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50%, 1.25%, 1.25% and 0.25% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Underlying Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund’s or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment

8

advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees noted how the Fund does not pay an advisory fee directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fee arrangement but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has

9

determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level of the Fund and the Underlying Funds is appropriate relative to current and projected asset levels and/or whether the advisory fee structures reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund and the Underlying Funds support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Leaders Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Investments in Underlying Affiliated Funds*
Investment Companies 100.5%
Van Kampen Comstock Fund, Class I	6,214,402	$87,809,495
Van Kampen Equity and Income Fund, Class I	11,967,833	89,399,712
Van Kampen International Growth Fund, Class I	5,264,923	86,976,528

Total Investments 100.5% (Cost $328,381,023)		264,185,735

Liabilities in Excess of Other Assets (0.5%)		(1,296,484)

Net Assets 100.0%		$262,889,251

Percentages are calculated as a percentage of net assets.

*	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At September 30, 2008, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen International Growth Fund	9.54%

11
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $328,381,023)	$264,185,735
Receivables:
Fund Shares Sold	647,609
Expense Reimbursement from Adviser	36,907
Other	21,343

Total Assets	264,891,594

Liabilities:
Payables:
Fund Shares Repurchased	921,868
Custodian Bank	663,868
Distributor and Affiliates	149,217
Accrued Expenses	231,924
Trustees’ Deferred Compensation and Retirement Plans	35,466

Total Liabilities	2,002,343

Net Assets	$262,889,251

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$323,399,302
Accumulated Net Realized Gain	2,584,887
Accumulated Undistributed Net Investment Income	1,100,350
Net Unrealized Depreciation	(64,195,288)

Net Assets	$262,889,251

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $173,108,117 and 19,311,483 shares of beneficial interest issued and outstanding)	$8.96
Maximum sales charge (5.75%* of offering price)	0.55

Maximum offering price to public	$9.51

Class B Shares:
Net asset value and offering price per share (Based on net assets of $54,692,585 and 6,104,299 shares of beneficial interest issued and outstanding)	$8.96

Class C Shares:
Net asset value and offering price per share (Based on net assets of $34,856,965 and 3,890,662 shares of beneficial interest issued and outstanding)	$8.96

Class I Shares:
Net asset value and offering price per share (Based on net assets of $231,584 and 25,827 shares of beneficial interest issued and outstanding)	$8.97

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$2,608,071
Interest	8,973

Total Income	2,617,044

Expenses:
Distribution (12b-1) and Service Fees
Class A	250,942
Class B	315,668
Class C	212,039
Transfer Agent Fees	378,847
Reports to Shareholders	32,573
Professional Fees	31,158
Accounting and Administrative Expenses	27,876
Registration Fees	21,008
Trustees’ Fees and Related Expenses	9,823
Custody	7,752
Other	11,346

Total Expenses	1,299,032
Expense Reduction	136,752
Less Credits Earned on Cash Balances	392

Net Expenses	1,161,888

Net Investment Income	$1,455,156

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(7,039,222)
Realized Gain Distributions from Underlying Affiliated Fund Shares	-0-

Net Realized Loss	(7,039,222)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(25,788,426)
End of the Period	(64,195,288)

Net Unrealized Depreciation During the Period	(38,406,862)

Net Realized and Unrealized Loss	$(45,446,084)

Net Decrease in Net Assets From Operations	$(43,990,928)

13
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$1,455,156	$3,310,828
Net Realized Gain/Loss	(7,039,222)	10,595,461
Net Unrealized Depreciation During the Period	(38,406,862)	(35,779,098)

Change in Net Assets from Operations	(43,990,928)	(21,872,809)

Distributions from Net Investment Income:
Class A Shares	(1,392,906)	(2,508,123)
Class B Shares	(199,779)	(321,952)
Class C Shares	(131,708)	(238,790)
Class I Shares	(2,384)	(4,997)

	(1,726,777)	(3,073,862)

Distributions from Net Realized Gain:
Class A Shares	-0-	(1,896,028)
Class B Shares	-0-	(566,335)
Class C Shares	-0-	(418,670)
Class I Shares	-0-	(2,974)

	-0-	(2,884,007)

Total Distributions	(1,726,777)	(5,957,869)

Net Change in Net Assets from Investment Activities	(45,717,705)	(27,830,678)

From Capital Transactions:
Proceeds from Shares Sold	41,342,434	183,096,578
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,689,009	5,806,297
Cost of Shares Repurchased	(42,766,387)	(52,981,921)

Net Change in Net Assets from Capital Transactions	265,056	135,920,954

Total Increase/Decrease in Net Assets	(45,452,649)	108,090,276
Net Assets:
Beginning of the Period	308,341,900	200,251,624

End of the Period (Including accumulated undistributed net investment income of $1,100,350 and $1,371,971, respectively)	$262,889,251	$308,341,900

14
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				February 27, 2006
	Ended				(Commencement of
	September 30,	Year Ended March 31,			Operations) to
Class A Shares	2008	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$10.49	$11.26	$10.08		$10.00

Net Investment Income (a)	0.06	0.16	0.16		0.01
Net Realized and Unrealized Gain/Loss	(1.52)	(0.68)	1.18		0.07

Total from Investment Operations	(1.46)	(0.52)	1.34		0.08

Less:
Distributions from Net Investment Income	0.07	0.15	0.16		-0-
Distributions from Net Realized Gain	-0-	0.10	0.00	(e)	-0-

Total Distributions	0.07	0.25	0.16		-0-

Net Asset Value, End of the Period	$8.96	$10.49	$11.26		$10.08

Total Return* (b)	–13.98% **	–4.77%	13.47%		0.80% **
Net Assets at End of the Period (In millions)	$173.1	$201.4	$130.9		$5.0
Ratio of Expenses to Average Net Assets* (c) (d)	0.50%	0.50%	0.51%		0.50%
Ratio of Net Investment Income to Average Net Assets*	1.21%	1.42%	1.51%		2.50%
Portfolio Turnover	8% **	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.59%	0.57%	0.89%		24.16%
Ratio of Net Investment Income/Loss to Average Net Assets	1.12%	1.35%	1.13%		(21.16% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .69%, .69%, .84% and .54% at September 30, 2008, March 31, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

15
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				February 27, 2006
	Ended				(Commencement of
	September 30,	Year Ended March 31,			Operations) to
Class B Shares	2008	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$10.48	$11.25	$10.08		$10.00

Net Investment Income (a)	0.02	0.08	0.08		0.01
Net Realized and Unrealized Gain/Loss	(1.51)	(0.69)	1.18		0.07

Total from Investment Operations	(1.49)	(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.03	0.06	0.09		-0-
Distributions from Net Realized Gain	-0-	0.10	0.00	(e)	-0-

Total Distributions	0.03	0.16	0.09		-0-

Net Asset Value, End of the Period	$8.96	$10.48	$11.25		$10.08

Total Return* (b)	–14.23% **	–5.49%	12.56%		0.80% **
Net Assets at End of the Period (In millions)	$54.7	$62.6	$37.8		$1.6
Ratio of Expenses to Average Net Assets* (c) (d)	1.25%	1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets*	0.46%	0.66%	0.74%		2.54%
Portfolio Turnover	8% **	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.34%	1.32%	1.64%		27.15%
Ratio of Net Investment Income/Loss to Average Net Assets	0.37%	0.59%	0.37%		(23.37% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .69%, .69%, .84% and .54% at September 30, 2008, March 31, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

16
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				February 27, 2006
	Ended				(Commencement of
	September 30,	Year Ended March 31,			Operations) to
Class C Shares	2008	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$10.48	$11.25	$10.08		$10.00

Net Investment Income (a)	0.02	0.07	0.08		0.01
Net Realized and Unrealized Gain/Loss	(1.51)	(0.68)	1.18		0.07

Total from Investment Operations	(1.49)	(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.03	0.06	0.09		-0-
Distributions from Net Realized Gain	-0-	0.10	0.00	(e)	-0-

Total Distributions	0.03	0.16	0.09		-0-

Net Asset Value, End of the Period	$8.96	$10.48	$11.25		$10.08

Total Return* (b)	–14.23% **	–5.49%	12.56%		0.80% **
Net Assets at End of the Period (In millions)	$34.9	$44.0	$31.3		$1.3
Ratio of Expenses to Average Net Assets* (c) (d)	1.25%	1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets*	0.44%	0.65%	0.75%		2.27%
Portfolio Turnover	8% **	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.34%	1.32%	1.64%		27.74%
Ratio of Net Investment Income/Loss to Average Net Assets	0.35%	0.58%	0.38%		(24.22% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .69%, .69%, .84% and .54% at September 30, 2008, March 31, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

17
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				February 27, 2006
	Ended				(Commencement of
	September 30,	Year Ended March 31,			Operations) to
Class I Shares	2008	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$10.49	$11.27	$10.09		$10.00

Net Investment Income (a)	0.07	0.19	0.17		0.02
Net Realized and Unrealized Gain/Loss	(1.51)	(0.69)	1.20		0.07

Total from Investment Operations	(1.44)	(0.50)	1.37		0.09

Less:
Distributions from Net Investment Income	0.08	0.18	0.19		-0-
Distributions from Net Realized Gain	-0-	0.10	0.00	(e)	-0-

Total Distributions	0.08	0.28	0.19		-0-

Net Asset Value, End of the Period	$8.97	$10.49	$11.27		$10.09

Total Return* (b)	–13.77% **	–4.62%	13.73%		0.90% **
Net Assets at End of the Period (In millions)	$0.2	$0.3	$0.3		$0.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.25%	0.25%	0.26%		0.25%
Ratio of Net Investment Income to Average Net Assets*	1.43%	1.66%	1.57%		2.43%
Portfolio Turnover	8% **	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.34%	0.32%	1.14%		39.58%
Ratio of Net Investment Income/Loss to Average Net Assets	1.35%	1.59%	0.69%		(36.91% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .69%, .69%, .84% and .54% at September 30, 2008, March 31, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

18
See Notes to Financial Statements

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Leaders Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income. The Fund invests primarily in a combination of Van Kampen funds (the “Underlying Affiliated Funds”) on a fixed percentage allocation basis. The Underlying Affiliated Funds invest in U.S. and foreign equity securities and fixed income and money market securities. The Fund makes approximately equal allocations of its assets to the following three Underlying Affiliated Funds: Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. The investment results of the Underlying Affiliated Funds will vary. As a result, the percentage allocation to the Underlying Affiliated Funds will be monitored daily by Van Kampen Asset Management (the “Adviser”) and the Fund’s allocations to the Underlying Affiliated Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the predetermined fixed percentage allocation basis. The Fund commenced investment operations on February 27, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Affiliated Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008.

19

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1—	quoted prices in active markets for identical investments
• Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$264,185,735
Level 2—Other Significant Observable Inputs	-0-
Level 3—Significant Unobservable Inputs	-0-

Total	$264,185,735

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Affiliated Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board

20

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

(“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, and various states. Generally, each of the tax years in the three year period ended March 31, 2008, remains subject to examination by taxing authorities.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$331,921,322

Gross tax unrealized appreciation	1,616
Gross tax unrealized depreciation	(67,737,203)

Net tax unrealized depreciation on investments	$(67,735,587)

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$3,073,862
Long-term capital gain	2,884,007

$5,957,869

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,401,449
Undistributed long-term capital gain	10,107,991

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During six months ended September 30, 2008, the Fund’s custody fee was reduced by $392 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund. The Fund does not directly pay the advisor a fee pursuant to such agreement, in recognition of the fact that under an investment advisory

21

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

agreement between the Adviser and each of the Underlying Affiliated Funds, each Underlying Affiliated Fund pays the Adviser a fee based on the assets of such Underlying Affiliated Fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the Underlying Affiliated Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s expenses. This resulted in net expense ratios of .50%, 1.25%, 1.25% and .25% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2008, the Adviser waived or reimbursed approximately $136,800 of expenses.
For the six months ended September 30, 2008, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $32,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $101,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $15,600 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $169,400 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $125,800. Sales charges do not represent expenses of the Fund.

22

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

At September 30, 2008, Morgan Stanley & Co., Inc., an affiliate of the Adviser, owned 12,605 shares of Class I.

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	2,799,400	$28,797,189	10,363,230	$120,052,326
Class B	909,434	9,397,495	3,464,935	39,919,159
Class C	299,342	3,129,750	1,981,526	22,999,798
Class I	1,907	18,000	10,892	125,295

Total Sales	4,010,083	$41,342,434	15,820,583	$183,096,578

Dividend Reinvestment:
Class A	137,067	$1,368,340	379,134	$4,315,557
Class B	19,747	196,290	76,147	870,512
Class C	12,367	123,054	53,817	615,792
Class I	131	1,325	390	4,436

Total Dividend Reinvestment	169,312	$1,689,009	509,488	$5,806,297

Repurchases:
Class A	(2,831,186)	$(28,532,618)	(3,162,524)	$(35,536,777)
Class B	(797,059)	(7,998,180)	(924,964)	(10,431,079)
Class C	(617,924)	(6,153,977)	(619,526)	(6,991,564)
Class I	(8,128)	(81,612)	(1,872)	(22,501)

Total Repurchases	(4,254,297)	$(42,766,387)	(4,708,886)	$(52,981,921)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $200, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment In Underlying Affiliated Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds were $25,289,597 and $22,790,078, respectively.

23

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,799,700 and $35,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

24

Van Kampen Leaders Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

200, 300, 400, 500
LFSAN 11/08
IU08-05799P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Conservative Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–1.72%	–4.57%	–2.50%	–3.90%	–2.50%	–2.50%	–1.47%

1-year	–14.41	–19.32	–15.14	–19.26	–15.06	–15.89	–14.27

6-month	–10.12	–15.26	–10.47	–14.91	–10.47	–11.36	–10.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage backed securities, asset-backed securities and commercial mortgage-based securities. The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. As of June 2007 the MSCI EAFE Index consisted of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

In the U.S., economic growth slowed after the one-time stimulus checks injected by the federal government earlier in the year cycled through the economy. Corporations grew increasingly concerned that domestic growth would slow and thus began reallocating capital expenditures outside the U.S. With the turmoil in the commercial paper and short-term funding markets spiraling into panic in September, and business activity slowing even more dramatically than anticipated, most indicators pointed to a prolonged period of economic contraction within the U.S.

Europe experienced a sharper economic downturn than the U.S., as Italy, France and Spain all appeared to be in recession as September ended. Unlike the U.S.’s aggressive monetary and fiscal policy response to domestic economic pressures, the European Central Bank maintained its focus on inflationary pressures and held rates unchanged throughout the six-month period under review. Exports, as well as domestic demand, slowed rapidly throughout the continent, reflected most dramatically in falling euro/U.S. dollar exchange rates.

In other geographies, growth was generally weak in developed economies (Japan, Australia and the United Kingdom) and more robust in emerging economies (Latin America, emerging Asia, Eastern Europe, Russia and the Middle East). Leading indicators, however, pointed to consumer weakness in most developed economies, which would undoubtedly spill over to markets dependent on these consumers for their exports. In general terms, global growth is likely to slow well into 2009 as the secondary effects of reduced consumer and business consumption are felt more broadly.

During the period under review, equity markets corrected throughout the world as risk associated with slowing growth and higher credit costs rose. Generally, markets with the greatest appreciation in 2007 suffered the most dramatic losses in 2008. Fixed income markets bifurcated between government-issued debt, which rallied and provided positive returns, and all other credit instruments, which in varying degrees, produced negative returns. Commodities were hit particularly hard, as global economic contraction translated into falling demand and rising inventories of oil, steel and agricultural products. Finally, cash equivalents, such as U.S. Treasury bills, rallied in a “flight-to-quality” environment often seen during periods of uncertainty.

2

Performance Analysis

All share classes of Van Kampen Asset Allocation Conservative Fund underperformed the Lehman Brothers U.S. Aggregate Index and the Blended Index (25% S&P 500® Index, 15% MSCI EAFE Index and 60% Lehman Brothers U.S. Aggregate Index) for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

Blended Index
(25% S&P 500®
Index, 15% MSCI
EAFE Index and
				Lehman Brothers	60% Lehman
				U.S. Aggregate	Brothers U.S.
Class A	Class B	Class C	Class I	Index	Aggregate Index)

–10.12%	–10.47%	–10.47%	–10.01%	–1.50%	–7.03%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Conservative Fund seeks a high level of long-term total return, consistent with a low level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in fixed income investments and 40 percent in equity investments. Additionally, the Fund’s sector exposures at the end of the period under review included U.S. government securities (approximately 20 percent of total net assets), corporate bonds (approximately 23 percent), U.S. mortgages (approximately 6 percent), shorter-term fixed income investments (approximately 11 percent), U.S. growth equities (approximately 12 percent), international equities (approximately 14 percent), U.S. value equities (approximately 12 percent), and real estate investments (approximately 2 percent). During the period under review, we reduced the Fund’s exposures to mortgages and diversified the fixed income portfolio with the inclusion of short- and long-maturity exchange traded funds (ETFs). In addition, we added to the Fund’s international equity position at the expense of the U.S. position. These changes were based on our analysis of return expectations as well as the shifting global macroeconomic environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 9/30/08

Fixed Income	60.0%
U.S. Equity	25.1
Global/International	13.4

Total Long-Term Investments	98.5
Total Repurchase Agreements	0.5
Other Assets in Excess of Liabilities	1.0

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address
(publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$898.76	$1.90
Hypothetical	1,000.00	1,023.06	2.03
(5% annual return before expenses)
Class B
Actual	1,000.00	895.25	5.46
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)
Class C
Actual	1,000.00	895.25	5.46
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)
Class I
Actual	1,000.00	899.91	0.71
Hypothetical	1,000.00	1,024.32	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund’s or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment

8

advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds and changes made in the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses

9

more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Asset Allocation Conservative Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 98.5%
iShares Lehman 1-3 Year Treasury Bond Fund	41,100	$3,434,316
iShares Lehman Aggregate Bond Fund	43,700	4,308,383
iShares MSCI Japan Index Fund	79,200	844,272
Van Kampen American Value Fund, Class I (a)	182,371	4,201,825
Van Kampen Capital Growth Fund (Formerly PACE), Class I (a) (b)	527,123	5,097,281
Van Kampen Comstock Fund, Class I (a)	119,595	1,689,879
Van Kampen Corporate Bond Fund, Class I (a)	3,106,417	17,489,125
Van Kampen Emerging Markets Fund, Class I (a)	156,466	2,558,224
Van Kampen Enterprise Fund, Class I (a)	211,652	2,527,121
Van Kampen Equity Premium Income Fund, Class I (a)	308,365	2,537,840
Van Kampen Government Securities Fund, Class I (a)	1,520,494	14,171,000
Van Kampen Growth and Income Fund, Class I (a)	240,020	4,255,557
Van Kampen High Yield Fund, Class I (a)	296,547	2,588,859
Van Kampen International Growth Fund, Class I (a)	506,186	8,362,196
Van Kampen Limited Duration Fund, Class I (a)	593,926	5,375,027
Van Kampen Real Estate Securities Fund, Class I (a)	95,306	1,731,705
Van Kampen US Mortgage Fund, Class I (a)	431,717	5,258,315

Total Long-Term Investments 98.5% (Cost $97,859,657)		86,430,925

Repurchase Agreements 0.5%
Banc of America Securities ($162,933 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $162,942)		162,933
Citigroup Global Markets, Inc. ($162,933 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $162,940)		162,933
JPMorgan Chase & Co. ($48,880 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $48,881)		48,880
State Street Bank & Trust Co. ($64,254 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $64,256)		64,254

Total Repurchase Agreements 0.5% (Cost $439,000)		439,000

Total Investments 99.0% (Cost $98,298,657)		86,869,925

Other Assets in Excess of Liabilities 1.0%		866,675

Net Assets 100.0%		$87,736,600

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund.

(b)	As of the close of business July 22, 2008, Van Kampen Pace Fund changed its name to Van Kampen Capital Growth Fund.

11
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $89,076,077)	$77,843,954
Investments in Underlying Unaffiliated Funds (Cost $8,783,580)	8,586,971
Repurchase Agreements (Cost $439,000)	439,000
Cash	31
Receivables:
Fund Shares Sold	1,375,374
Dividends	221,262
Investments Sold	12,315
Interest	20
Expense Reimbursement from Adviser	22,744
Other	10,166

Total Assets	88,511,837

Liabilities:
Payables:
Fund Shares Repurchased	437,574
Investments Purchased	214,901
Distributor and Affiliates	39,827
Trustees’ Deferred Compensation and Retirement Plans	19,038
Accrued Expenses	63,897

Total Liabilities	775,237

Net Assets	$87,736,600

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$101,170,139
Net Unrealized Depreciation	(11,428,732)
Accumulated Undistributed Net Investment Income	608,340
Accumulated Net Realized Loss	(2,613,147)

Net Assets	$87,736,600

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $58,971,342 and 6,494,651 shares of beneficial interest issued and outstanding)	$9.08
Maximum sales charge (5.75%* of offering price)	0.55

Maximum offering price to public	$9.63

Class B Shares:
Net asset value and offering price per share (Based on net assets of $11,431,129 and 1,259,997 shares of beneficial interest issued and outstanding)	$9.07

Class C Shares:
Net asset value and offering price per share (Based on net assets of $17,203,067 and 1,896,361 shares of beneficial interest issued and outstanding)	$9.07

Class I Shares:
Net asset value and offering price per share (Based on net assets of $131,062 and 14,435 shares of beneficial interest issued and outstanding)	$9.08

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements  continued

Statement of Operations
For the Six Months ended September 30, 2008 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$1,501,500
Dividends From Underlying Unaffiliated Funds	34,105
Interest	17,132

Total Income	1,552,737

Expenses:
Distribution (12b-1) and Service Fees
Class A	69,922
Class B	47,265
Class C	88,875
Investment Advisory Fee	62,504
Registration Fees	56,159
Transfer Agent Fees	37,313
Professional Fees	25,269
Accounting and Administrative Expenses	22,692
Reports to Shareholders	13,809
Custody	7,815
Trustees’ Fees and Related Expenses	7,788
Other	12,269

Total Expenses	451,680
Expense Reduction	182,491
Less Credits Earned on Cash Balances	573

Net Expenses	268,616

Net Investment Income	$1,284,121

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(2,571,105)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(103,200)
Realized Gain Distributions from Underlying Affiliated Fund Shares	12,948

Net Realized Loss	(2,661,357)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(3,398,060)
End of the Period	(11,428,732)

Net Unrealized Depreciation During the Period	(8,030,672)

Net Realized and Unrealized Loss	$(10,692,029)

Net Decrease in Net Assets From Operations	$(9,407,908)

13
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$1,284,121	$900,413
Net Realized Gain/Loss	(2,661,357)	459,422
Net Unrealized Depreciation During the Period	(8,030,672)	(3,510,004)

Change in Net Assets from Operations	(9,407,908)	(2,150,169)

Distributions from Net Investment Income:
Class A Shares	(765,629)	(739,470)
Class B Shares	(97,683)	(86,090)
Class C Shares	(174,731)	(182,746)
Class I Shares	(2,459)	(16,197)

	(1,040,502)	(1,024,503)

Distributions from Net Realized Gain:
Class A Shares	-0-	(75,342)
Class B Shares	-0-	(11,159)
Class C Shares	-0-	(25,640)
Class I Shares	-0-	(1,826)

	-0-	(113,967)

Total Distributions	(1,040,502)	(1,138,470)

Net Change in Net Assets from Investment Activities	(10,448,410)	(3,288,639)

From Capital Transactions:
Proceeds from Shares Sold	45,943,347	79,350,808
Net Asset Value of Shares Issued Through Dividend Reinvestment	999,288	986,232
Cost of Shares Repurchased	(22,246,480)	(11,643,191)

Net Change in Net Assets from Capital Transactions	24,696,155	68,693,849

Total Increase in Net Assets	14,247,745	65,405,210
Net Assets:
Beginning of the Period	73,488,855	8,083,645

End of the Period (Including accumulated undistributed net investment income of $608,340 and $364,721, respectively)	$87,736,600	$73,488,855

14
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	For The	September 25, 2006
	Ended	Year	(Commencement of
	September 30,	Ended	Operations) to
Class A Shares	2008	March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.24	$10.48	$10.00

Net Investment Income (a)	0.17	0.34	0.18
Net Realized and Unrealized Gain/Loss	(1.20)	(0.20)	0.43

Total from Investment Operations	(1.03)	0.14	0.61

Less:
Distributions from Net Investment Income	0.13	0.34	0.13
Distributions from Net Realized Gain	-0-	0.04	-0-

Total Distributions	0.13	0.38	0.13

Net Asset Value, End of the Period	$9.08	$10.24	$10.48

Total Return* (b)	-10.12% **	1.21%	6.16% **
Net Assets at End of the Period (In millions)	$59.0	$49.7	$4.6
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets*	3.33%	3.21%	3.38%
Portfolio Turnover	23% **	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.84%	1.24%	8.91%
Ratio of Net Investment Income/Loss to Average Net Assets	2.89%	2.37%	(5.11% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .75%, .88% and .84% at September 30, 2008, March 31, 2008, and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	For The	September 25, 2006
	Ended	Year	(Commencement of
	September 30,	Ended	Operations) to
Class B Shares	2008	March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.23	$10.48	$10.00

Net Investment Income (a)	0.13	0.29	0.14
Net Realized and Unrealized Gain/Loss	(1.19)	(0.24)	0.44

Total from Investment Operations	(1.06)	0.05	0.58

Less:
Distributions from Net Investment Income	0.10	0.26	0.10
Distributions from Net Realized Gain	-0-	0.04	-0-

Total Distributions	0.10	0.30	0.10

Net Asset Value, End of the Period	$9.07	$10.23	$10.48

Total Return* (b)	-10.47% **	0.36%	5.76% **
Net Assets at End of the Period (In millions)	$11.4	$7.3	$1.1
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	2.60%	2.74%	2.61%
Portfolio Turnover	23% **	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.59%	2.11%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets	2.16%	1.78%	(5.88% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .75%, .88% and .84% at September 30, 2008, March 31, 2008, and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	For The	September 25, 2006
	Ended	Year	(Commencement of
	September 30,	Ended	Operations) to
Class C Shares	2008	March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.23	$10.48	$10.00

Net Investment Income (a)	0.13	0.29	0.14
Net Realized and Unrealized Gain/Loss	(1.19)	(0.24)	0.44

Total from Investment Operations	(1.06)	0.05	0.58

Less:
Distributions from Net Investment Income	0.10	0.26	0.10
Distributions from Net Realized Gain	-0-	0.04	-0-

Total Distributions	0.10	0.30	0.10

Net Asset Value, End of the Period	$9.07	$10.23	$10.48

Total Return* (b)	-10.47% **	0.36%	5.76% **
Net Assets at End of the Period (In millions)	$17.2	$16.4	$1.8
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	2.57%	2.72%	2.64%
Portfolio Turnover	23% **	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.59%	1.99%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets	2.13%	1.88%	(5.85% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .75%, .88% and .84% at September 30, 2008, March 31, 2008, and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	For The	September 25, 2006
	Ended	Year	(Commencement of
	September 30,	Ended	Operations) to
Class I Shares	2008	March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.24	$10.49	$10.00

Net Investment Income (a)	0.18	0.43	0.19
Net Realized and Unrealized Gain/Loss	(1.19)	(0.27)	0.45

Total from Investment Operations	(1.01)	0.16	0.64

Less:
Distributions from Net Investment Income	0.15	0.37	0.15
Distributions from Net Realized Gain	-0-	0.04	-0-

Total Distributions	0.15	0.41	0.15

Net Asset Value, End of the Period	$9.08	$10.24	$10.49

Total Return* (b)	-10.01% **	1.37%	6.39% **
Net Assets at End of the Period (In millions)	$0.1	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets*	3.52%	4.00%	3.61%
Portfolio Turnover	23% **	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.58%	1.91%	8.66%
Ratio of Net Investment Income/Loss to Average Net Assets	3.09%	2.24%	(4.88% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .75%, .88% and .84% at September 30, 2008, March 31, 2008, and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Asset Allocation Conservative Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$86,430,925
Level 2—Other Significant Observable Inputs	439,000
Level 3—Significant Unobservable Inputs	-0-

Total	$86,869,925

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York, and various states. Generally, each of the tax years in the two year period ended March 31, 2008, remains subject to examination by taxing authorities.

20

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

At September 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$99,160,297

Gross tax unrealized appreciation	72,644
Gross tax unrealized depreciation	(12,363,016)

Net tax unrealized depreciation on investments	$(12,290,372)

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary Income	$1,057,611
Long-term capital gain	80,859

$1,138,470

As of March 31, 2008, the components of distributable earnings on a taxable basis were as follows:

Undistributed ordinary income	$382,597
Undistributed long-term capital gain	202,633

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the six months ended September 30, 2008, the Fund’s custody fee was reduced by $573 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2008, the Adviser waived or reimbursed approximately $182,500 of its advisory fees or other expenses.
For the six months ended September 30, 2008, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher &

21

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $23,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $14,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $8,400 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $95,600 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $20,200. Sales charges do not represent expenses of the Fund.
At September 30, 2008, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class I.

22

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	3,257,121	$32,273,956	4,962,030	$53,170,697
Class B	695,446	6,868,401	763,316	8,121,922
Class C	678,356	6,770,990	1,684,396	17,992,305
Class I	2,879	30,000	6,167	65,884

Total Sales	4,633,802	$45,943,347	7,415,909	$79,350,808

Dividend Reinvestment:
Class A	74,975	$741,119	69,144	$732,764
Class B	9,469	93,121	7,156	75,787
Class C	16,634	164,056	16,672	177,042
Class I	99	992	62	639

Total Dividend Reinvestment	101,177	$999,288	93,034	$986,232

Repurchases:
Class A	(1,688,878)	$(16,726,551)	(620,191)	$(6,601,852)
Class B	(159,509)	(1,573,402)	(163,035)	(1,716,067)
Class C	(397,497)	(3,900,005)	(275,913)	(2,901,438)
Class I	(4,772)	(46,522)	(40,000)	(423,834)

Total Repurchases	(2,250,656)	$(22,246,480)	(1,099,139)	$(11,643,191)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $500, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $43,321,093 and $18,379,741, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and

23

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $166,400 and $23,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

24

Van Kampen Asset Allocation Conservative Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940.

25

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

107, 207, 307, 607
AAFCONSAN 11/08
IU08-05751P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Moderate Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	-2.40%	-5.23%	-3.19%	-4.61%	-3.17%	-3.17%	-2.13%

1-year	-18.81	-23.51	-19.47	-23.45	-19.44	-20.23	-18.59

6-month	-12.42	-17.43	-12.79	-17.15	-12.80	-13.67	-12.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. As of June 2007 the MSCI EAFE Index consisted of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

In the U.S., economic growth slowed after the one-time stimulus checks injected by the federal government earlier in the year cycled through the economy. Corporations grew increasingly concerned that domestic growth would slow and thus began reallocating capital expenditures outside the U.S. With the turmoil in the commercial paper and short-term funding markets spiraling into panic in September, and business activity slowing even more dramatically than anticipated, most indicators pointed to a prolonged period of economic contraction within the U.S.

Europe experienced a sharper economic downturn than the U.S., as Italy, France and Spain all appeared to be in recession as September ended. Unlike the U.S.’s aggressive monetary and fiscal policy response to domestic economic pressures, the European Central Bank maintained its focus on inflationary pressures and held rates unchanged throughout the six-month period under review. Exports, as well as domestic demand, slowed rapidly throughout the continent, reflected most dramatically in falling euro/U.S. dollar exchange rates.

In other geographies, growth was generally weak in developed economies (Japan, Australia and the United Kingdom) and more robust in emerging economies (Latin America, emerging Asia, Eastern Europe, Russia and the Middle East). Leading indicators, however, pointed to consumer weakness in most developed economies, which would undoubtedly spill over to markets dependent on these consumers for their exports. In general terms, global growth is likely to slow well into 2009 as the secondary effects of reduced consumer and business consumption are felt more broadly.

During the period under review, equity markets corrected throughout the world as risk associated with slowing growth and higher credit costs rose. Generally, markets with the greatest appreciation in 2007 suffered the most dramatic losses in 2008. Fixed income markets bifurcated between government-issued debt, which rallied and provided positive returns, and all other credit instruments, which in varying degrees, produced negative returns. Commodities were hit particularly hard, as global economic contraction translated into falling demand and rising inventories of oil, steel and agricultural products. Finally, cash equivalents, such as U.S. Treasury bills, rallied in a “flight-to-quality” environment often seen during periods of uncertainty.

2

Performance Analysis

All share classes of Van Kampen Asset Allocation Moderate Fund underperformed the S&P 500® Index and the Blended Index (35% S&P 500® Index, 25% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index) for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

					Blended Index (35%
					S&P 500® Index, 25%
					MSCI EAFE Index and
					40% Lehman Brothers
					U.S. Aggregate
Class A	Class B	Class C	Class I	S&P 500® Index	Index)

-12.42%	-12.79%	-12.80%	-12.29%	-10.87%	-10.09%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Moderate Fund seeks a high level of long-term total return, consistent with a moderate level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in equity investments and 40 percent in fixed income investments. Additionally, the Fund’s sector exposures at the end of the period under review included international equities (approximately 23 percent of total net assets), U.S. growth equities (approximately 18 percent), U.S. value equities (approximately 13 percent), shorter-term fixed income investments (approximately 9 percent), U.S. government securities (approximately 14 percent), U.S. mortgages (approximately 4 percent), U.S. corporate bonds (approximately 8 percent), real estate investments (approximately 6 percent) and high yield credits (approximately 5 percent). During the period under review, we reduced the Fund’s exposures to mortgages and diversified the fixed income portfolio with the inclusion of short- and long-maturity exchange traded funds (ETFs). In addition, we added to the Fund’s international equity position at the expense of the U.S. position. These changes were based on our analysis of return expectations as well as the shifting global macroeconomic environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 9/30/08

Fixed Income	40.7%
U.S. Equity	36.5
Global/International	22.4

Total Long-Term Investments	99.6
Total Repurchase Agreements	0.1
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying Van Kampen mutual fund in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/01/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$875.83	$1.88
Hypothetical	1,000.00	1,023.06	2.03
(5% annual return before expenses)
Class B
Actual	1,000.00	872.14	5.40
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)
Class C
Actual	1,000.00	872.02	5.40
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)
Class I
Actual	1,000.00	877.13	0.71
Hypothetical	1,000.00	1,024.32	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund’s or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment

8

advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds and changes made in the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses

9

more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Asset Allocation Moderate Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 99.6%
iShares Lehman 1-3 Year Treasury Bond Fund	85,000	$7,102,600
iShares Lehman Aggregate Bond Fund	70,050	6,906,229
iShares MSCI Japan Index Fund	319,336	3,404,122
Van Kampen Capital Growth Fund (Formerly Pace), Class I (a) (c)	1,414,240	13,675,703
Van Kampen Comstock Fund, Class I (a)	962,887	13,605,600
Van Kampen Corporate Bond Fund, Class I (a)	2,504,399	14,099,769
Van Kampen Emerging Markets Fund, Class I (a)	524,652	8,578,064
Van Kampen Enterprise Fund, Class I (a)	567,927	6,781,045
Van Kampen Government Securities Fund, Class I (a)	1,922,400	17,916,766
Van Kampen Growth and Income Fund, Class I (a)	483,097	8,565,316
Van Kampen High Yield Fund, Class I (a)	995,889	8,694,107
Van Kampen International Growth Fund, Class I (a)	1,629,948	26,926,747
Van Kampen Limited Duration Fund, Class I (a) (b)	981,215	8,879,998
Van Kampen Mid Cap Growth Fund, Class I (a)	498,933	10,317,938
Van Kampen Real Estate Securities Fund, Class I (a)	575,264	10,452,549
Van Kampen US Mortgage Fund, Class I (a)	580,131	7,065,992

Total Long-Term Investments 99.6% (Cost $201,858,120)		172,972,545

Repurchase Agreements 0.1%
Banc of America Securities ($76,827 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $76,832)		76,827
Citigroup Global Markets, Inc. ($76,827 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $76,830)		76,827
JPMorgan Chase & Co. ($23,048 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $23,049)		23,048
State Street Bank & Trust Co. ($30,298 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $30,298)		30,298

Total Repurchase Agreements 0.1% (Cost $207,000)		207,000

Total Investments 99.7% (Cost $202,065,120)		173,179,545

Other Assets in Excess of Liabilities 0.3%		504,502

Net Assets 100.0%		$173,684,047

Percentages are calculated as a percentage of net assets.

11
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

(a)	Affiliated Fund.

(b)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At September 30, 2008, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen Limited Duration Fund, Class I	8.10%

(c)	As of the close of business July 22, 2008, Van Kampen Pace Fund changed its name to Van Kampen Capital Growth Fund.

12
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $183,792,080)	$155,559,594
Investments in Underlying Unaffiliated Funds (Cost $18,066,040)	17,412,951
Repurchase Agreements (Cost $207,000)	207,000
Cash	818
Receivables:
Fund Shares Sold	987,195
Dividends	280,620
Investments Sold	94,091
Interest	9
Expense Reimbursement from Adviser	27,882
Other	11,724

Total Assets	174,581,884

Liabilities:
Payables:
Fund Shares Repurchased	546,254
Investments Purchased	184,746
Distributor and Affiliates	69,172
Trustees’ Deferred Compensation and Retirement Plans	19,519
Accrued Expenses	78,146

Total Liabilities	897,837

Net Assets	$173,684,047

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$202,784,297
Net Unrealized Depreciation	(28,885,575)
Accumulated Undistributed Net Investment Income	2,797,110
Accumulated Net Realized Loss	(3,011,785)

Net Assets	$173,684,047

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $130,068,488 and 14,078,177 shares of beneficial interest issued and outstanding)	$9.24
Maximum sales charge (5.75%* of offering price)	0.56

Maximum offering price to public	$9.80

Class B Shares:
Net asset value and offering price per share (Based on net assets of $22,740,346 and 2,486,799 shares of beneficial interest issued and outstanding)	$9.14

Class C Shares:
Net asset value and offering price per share (Based on net assets of $20,657,559 and 2,261,995 shares of beneficial interest issued and outstanding)	$9.13

Class I Shares:
Net asset value and offering price per share (Based on net assets of $217,654 and 23,455 shares of beneficial interest issued and outstanding)	$9.28

*	On sales of $50,000 or more, the sales charge will be reduced.

13
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$2,129,075
Dividends From Underlying Unaffiliated Funds	70,268
Interest	37,860

Total Income	2,237,203

Expenses:
Distribution (12b-1) and Service Fees
Class A	146,060
Class B	105,000
Class C	110,384
Investment Advisory Fee	120,113
Transfer Agent Fees	77,746
Registration Fees	49,400
Professional Fees	27,110
Accounting and Administrative Expenses	23,834
Reports to Shareholders	15,924
Custody	8,714
Trustees’ Fees and Related Expenses	8,344
Other	18,295

Total Expenses	710,924
Expense Reduction	228,803
Less Credits Earned on Cash Balances	564

Net Expenses	481,557

Net Investment Income	$1,755,646

Realized and Unrealized Gain/Loss:
Realized Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(5,046,030)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(221,745)

Net Realized Loss	(5,267,775)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(7,860,373)
End of the Period	(28,885,575)

Net Unrealized Depreciation During the Period	(21,025,202)

Net Realized and Unrealized Loss	$(26,292,977)

Net Decrease in Net Assets From Operations	$(24,537,331)

14
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements  continued

Statement of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$1,755,646	$1,391,820
Net Realized Gain/Loss	(5,267,775)	2,797,648
Net Unrealized Depreciation During the Period	(21,025,202)	(8,165,297)

Change in Net Assets from Operations	(24,537,331)	(3,975,829)

Distributions from Net Investment Income:
Class A Shares	-0-	(726,415)
Class B Shares	-0-	(96,548)
Class C Shares	-0-	(128,951)
Class I Shares	-0-	(1,492)

	-0-	(953,406)

Distributions from Net Realized Gain:
Class A Shares	-0-	(124,364)
Class B Shares	-0-	(23,805)
Class C Shares	-0-	(27,618)
Class I Shares	-0-	(237)

	-0-	(176,024)

Total Distributions	-0-	(1,129,430)

Net Change in Net Assets from Investment Activities	(24,537,331)	(5,105,259)

From Capital Transactions:
Proceeds from Shares Sold	100,875,217	114,339,033
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	1,075,091
Cost of Shares Repurchased	(21,545,841)	(12,700,241)

Net Change in Net Assets from Capital Transactions	79,329,376	102,713,883

Total Increase in Net Assets	54,792,045	97,608,624
Net Assets:
Beginning of the Period	118,892,002	21,283,378

End of the Period (Including accumulated undistributed net investment income of $2,797,110 and $1,041,464, respectively)	$173,684,047	$118,892,002

15
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		For The	September 25, 2006
	Ended		Year	(Commencement
	September 30,		Ended	of Operations) to
Class A Shares	2008		March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.55		$10.72	$10.00

Net Investment Income (a)	0.12		0.29	0.14
Net Realized and Unrealized Gain/Loss	(1.43)		(0.27)	0.72

Total from Investment Operations	(1.31)		0.02	0.86

Less:
Distributions from Net Investment Income	-0-		0.16	0.14
Distributions from Net Realized Gain	-0-		0.03	-0-

Total Distributions	-0-		0.19	0.14

Net Asset Value, End of the Period	$9.24		$10.55	$10.72

Total Return* (b)	–12.42%	**	0.05%	8.67%	**
Net Assets at End of the Period (In millions)	$130.1		$83.5	$14.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%		0.41%	0.42%
Ratio of Net Investment Income to Average Net Assets*	2.40%		2.61%	2.65%
Portfolio Turnover	18%	**	11%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.69%		0.90%	4.37%
Ratio of Net Investment Income/Loss to Average Net Assets	2.11%		2.10%	(1.30%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .79%, .90% and .93% at September 30, 2008, March 31, 2008 and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		For The	September 25, 2006
	Ended		Year	(Commencement
	September 30,		Ended	of Operations) to
Class B Shares	2008		March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.48		$10.68	$10.00

Net Investment Income (a)	0.08		0.23	0.10
Net Realized and Unrealized Gain/Loss	(1.42)		(0.29)	0.71

Total from Investment Operations	(1.34)		(0.06)	0.81

Less:
Distributions from Net Investment Income	-0-		0.11	0.13
Distributions from Net Realized Gain	-0-		0.03	-0-

Total Distributions	-0-		0.14	0.13

Net Asset Value, End of the Period	$9.14		$10.48	$10.68

Total Return* (b)	–12.79%	**	–0.66%	8.14%	**
Net Assets at End of the Period (In millions)	$22.7		$15.8	$4.2
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%		1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets*	1.64%		2.13%	1.83%
Portfolio Turnover	18%	**	11%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.44%		1.72%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets	1.35%		1.57%	(2.12%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .79%, .90% and .93% at September 30, 2008, March 31, 2008 and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended		For The Year	(Commencement
	September 30,		Ended	of Operations) to
Class C Shares	2008		March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.47		$10.69	$10.00

Net Investment Income (a)	0.08		0.17	0.10
Net Realized and Unrealized Gain/Loss	(1.42)		(0.23)	0.72

Total from Investment Operations	(1.34)		(0.06)	0.82

Less:
Distributions from Net Investment Income	-0-		0.13	0.13
Distributions from Net Realized Gain	-0-		0.03	-0-

Total Distributions	-0-		0.16	0.13

Net Asset Value, End of the Period	$9.13		$10.47	$10.69

Total Return* (b)	–12.80%	**	–0.70%	8.24%	**
Net Assets at End of the Period (In millions)	$20.7		$19.4	$2.3
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%		1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets*	1.62%		1.57%	1.82%
Portfolio Turnover	18%	**	11%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.44%		1.63%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets	1.33%		1.10%	(2.13%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .79%, .90% and .93% at September 30, 2008, March 31, 2008 and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		For The	September 25, 2006
	Ended		Year	(Commencement
	September 30,		Ended	of Operations) to
Class I Shares	2008		March 31, 2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.58		$10.74	$10.00

Net Investment Income (a)	0.11		0.30	0.15
Net Realized and Unrealized Gain/Loss	(1.41)		(0.26)	0.74

Total from Investment Operations	(1.30)		0.04	0.89

Less:
Distributions from Net Investment Income	-0-		0.17	0.15
Distributions from Net Realized Gain	-0-		0.03	-0-

Total Distributions	-0-		0.20	0.15

Net Asset Value, End of the Period	$9.28		$10.58	$10.74

Total Return* (b)	–12.29%	**	0.25%	8.90%	**
Net Assets at End of the Period (In millions)	$0.2		$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%		0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets*	2.61%		2.69%	2.77%
Portfolio Turnover	18%	**	11%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.43%		1.15%	4.11%
Ratio of Net Investment Income/Loss to Average Net Assets	2.33%		1.70%	(1.18%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .79%, .90% and .93% at September 30, 2008, March 31, 2008 and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

19
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Asset Allocation Moderate Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$172,972,545
Level 2—Other Significant Observable Inputs	207,000
Level 3—Significant Unobservable Inputs	-0-

Total	$173,179,545

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York, and various states. Generally, each of the tax years in the two year period ended March 31, 2008, remains subject to examination by taxing authorities.

21

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

At September 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$204,794,806

Gross tax unrealized appreciation	158,907
Gross tax unrealized depreciation	(31,774,168)

Net tax unrealized depreciation on investments	$(31,615,261)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary Income	$953,406
Long-term capital gain	176,024

$1,129,430

As of March 31, 2008, the components of distributable earnings on a taxable basis were as follows:

Undistributed ordinary income	$1,060,547
Undistributed long-term capital gain	2,585,764

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the six months ended September 30, 2008, the Fund’s custody fee was reduced by $564 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2008, the Adviser waived or reimbursed approximately $228,800 of its advisory fees or other expenses.
For the six months ended September 30, 2008, the Fund recognized expenses of approximately $4,600 representing legal services provided by Skadden, Arps, Slate, Meagher &

22

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $25,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $32,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments of such funds of approximately $8,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $256,100 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $32,000. Sales charges do not represent expenses of the Fund.
At September 30, 2008, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 8,800 shares of Class I.

23

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	7,581,646	$79,116,910	7,121,932	$78,818,266
Class B	1,303,470	13,459,322	1,417,358	15,516,706
Class C	794,160	8,233,985	1,806,704	19,904,061
Class I	6,179	65,000	9,470	100,000

Total Sales	9,685,455	$100,875,217	10,355,464	$114,339,033

Dividend Reinvestment:
Class A	-0-	$-0-	74,217	$823,056
Class B	-0-	-0-	9,422	103,924
Class C	-0-	-0-	13,440	148,111
Class I	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	-0-	$-0-	97,079	$1,075,091

Repurchases:
Class A	(1,414,172)	$(14,367,756)	(611,890)	$(6,749,209)
Class B	(326,131)	(3,294,193)	(310,672)	(3,427,705)
Class C	(385,777)	(3,873,896)	(183,868)	(2,039,222)
Class I	(994)	(9,996)	(41,200)	(484,105)

Total Repurchases	(2,127,074)	$(21,545,841)	(1,147,630)	$(12,700,241)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $2,900, which are reported as part of “Cost of Shares Repurchased” in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $111,296,964 and $28,607,261, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and

24

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $395,100 and $48,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

25

Van Kampen Asset Allocation Moderate Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940.

26

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

119, 219, 319, 619
AAFMODSAN 11/08
IU08-05758P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–3.03%	–5.84%	–3.82%	–5.24%	–3.85%	–3.85%	–2.80%

1-year	–22.79	–27.22	–23.39	–27.18	–23.44	–24.20	–22.63

6-month	–14.66	–19.54	–14.96	–19.21	–15.05	–15.90	–14.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. As of June 2007 the MSCI EAFE Index consisted of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

In the U.S., economic growth slowed after the one-time stimulus checks injected by the federal government earlier in the year cycled through the economy. Corporations grew increasingly concerned that domestic growth would slow and thus began reallocating capital expenditures outside the U.S. With the turmoil in the commercial paper and short-term funding markets spiraling into panic in September, and business activity slowing even more dramatically than anticipated, most indicators pointed to a prolonged period of economic contraction within the U.S.

Europe experienced a sharper economic downturn than the U.S., as Italy, France and Spain all appeared to be in recession as September ended. Unlike the U.S.’s aggressive monetary and fiscal policy response to domestic economic pressures, the European Central Bank maintained its focus on inflationary pressures and held rates unchanged throughout the six-month period under review. Exports, as well as domestic demand, slowed rapidly throughout the continent, reflected most dramatically in falling euro/U.S. dollar exchange rates.

In other geographies, growth was generally weak in developed economies (Japan, Australia and the United Kingdom) and more robust in emerging economies (Latin America, emerging Asia, Eastern Europe, Russia and the Middle East). Leading indicators, however, pointed to consumer weakness in most developed economies, which would undoubtedly spill over to markets dependent on these consumers for their exports. In general terms, global growth is likely to slow well into 2009 as the secondary effects of reduced consumer and business consumption are felt more broadly.

During the period under review, equity markets corrected throughout the world as risk associated with slowing growth and higher credit costs rose. Generally, markets with the greatest appreciation in 2007 suffered the most dramatic losses in 2008. Fixed income markets bifurcated between government-issued debt, which rallied and provided positive returns, and all other credit instruments, which in varying degrees, produced negative returns. Commodities were hit particularly hard, as global economic contraction translated into falling demand and rising inventories of oil, steel and agricultural products. Finally, cash equivalents, such as U.S. Treasury bills, rallied in a “flight-to-quality” environment often seen during periods of uncertainty.

2

Performance Analysis

All share classes of Van Kampen Asset Allocation Growth Fund underperformed the S&P 500® Index and the Blended Index (50% S&P 500® Index, 30% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index) for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

					Blended Index
					(50% S&P 500®
					Index, 30% MSCI
					EAFE Index and
					20% Lehman
					Brothers U.S.
Class A	Class B	Class C	Class I	S&P 500® Index	Aggregate Index)

–14.66%	–14.96%	–15.05%	–14.62%	–10.87%	–12.54%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Growth Fund seeks a high level of long-term total return, consistent with a high level of risk. During the period under review, the Fund maintained an asset allocation target of 80 percent in equity investments and 20 percent in fixed income investments. Additionally, the Fund’s sector exposures at the end of the period under review included international equities (approximately 29 percent of total net assets), U.S. growth equities (approximately 26 percent), U.S. value equities (approximately 20 percent), real estate investments (approximately 5 percent), shorter-term fixed income investments (approximately 3 percent), U.S. mortgages (approximately 2 percent), U.S. corporate bonds (approximately 10 percent), and high yield credits (approximately 5 percent). During the period under review, we reduced the Fund’s exposures to mortgages and diversified the fixed income portfolio with the inclusion of long-maturity exchange traded funds (ETFs). In addition, we added to the Fund’s international equity position at the expense of the U.S. position. These changes were based on our analysis of return expectations as well as the shifting global macroeconomic environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 9/30/2008

U.S. Equity	50.8%
Global/International	28.6
Fixed Income	20.5

Total Long-Term Investments	99.9
Total Repurchase Agreements	0.1
Liabilities in Excess of Other Assets	0.0

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$853.41	$1.86
Hypothetical	1,000.00	1,023.06	2.03
(5% annual return before expenses)

Class B
Actual	1,000.00	850.42	5.33
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)

Class C
Actual	1,000.00	849.48	5.33
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)

Class I
Actual	1,000.00	853.82	0.70
Hypothetical	1,000.00	1,024.32	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund’s or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment

8

advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds and changes made in the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses

9

more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Asset Allocation Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 99.9%
iShares Lehman Aggregate Bond Fund	47,250	$4,658,378
iShares MSCI Japan Index Fund	323,464	3,448,126
Van Kampen Capital Growth Fund (Formerly PACE), Class I (a) (b)	1,433,933	13,866,129
Van Kampen Comstock Fund, Class I (a)	976,269	13,794,683
Van Kampen Corporate Bond Fund, Class I (a)	1,289,347	7,259,024
Van Kampen Emerging Markets Fund, Class I (a)	425,617	6,958,846
Van Kampen Enterprise Fund, Class I (a)	575,720	6,874,095
Van Kampen Growth and Income Fund, Class I (a)	522,388	9,261,941
Van Kampen High Yield Fund, Class I (a)	672,502	5,870,943
Van Kampen International Growth Fund, Class I (a)	1,377,063	22,749,074
Van Kampen Limited Duration Fund, Class I (a)	397,487	3,597,256
Van Kampen Mid Cap Growth Fund, Class I (a)	449,574	9,297,186
Van Kampen Real Estate Securities Fund, Class I (a)	323,927	5,885,754
Van Kampen US Mortgage Fund, Class I (a)	195,836	2,385,278

Total Long-Term Investments 99.9% (Cost $139,807,220)		115,906,713

Repurchase Agreements 0.1%
Banc of America Securities ($35,630 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $35,632)		35,630
Citigroup Global Markets, Inc. ($35,630 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $35,632)		35,630
JPMorgan Chase & Co. ($10,689 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $10,689)		10,689
State Street Bank & Trust Co. ($14,051 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $14,051)		14,051

Total Repurchase Agreements 0.1% (Cost $96,000)		96,000

Total Investments 100.0% (Cost $139,903,220)		116,002,713

Liabilities in Excess of Other Assets 0.0%		(28,388)

Net Assets 100.0%		$115,974,325

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund.

(b)	As of the close of business July 22, 2008, Van Kampen Pace Fund changed its name to Van Kampen Capital Growth Fund.

11
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $131,068,397)	$107,800,209
Investments in Underlying Unaffiliated Funds (Cost $8,738,823)	8,106,504
Repurchase Agreements (Cost $96,000)	96,000
Cash	396
Receivables:
Fund Shares Sold	505,465
Dividends	111,026
Investments Sold	61,004
Interest	4
Expense Reimbursement from Adviser	26,695
Other	10,867

Total Assets	116,718,170

Liabilities:
Payables:
Fund Shares Repurchased	472,269
Investments Purchased	132,917
Distributor and Affiliates	48,994
Trustees’ Deferred Compensation and Retirement Plans	19,574
Accrued Expenses	70,091

Total Liabilities	743,845

Net Assets	$115,974,325

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$139,224,962
Net Unrealized Depreciation	(23,900,507)
Accumulated Undistributed Net Investment Income	1,446,150
Accumulated Net Realized Loss	(796,280)

Net Assets	$115,974,325

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $84,534,314 and 9,253,731 shares of beneficial interest issued and outstanding)	$9.14
Maximum sales charge (5.75%* of offering price)	0.56

Maximum offering price to public	$9.70

Class B Shares:
Net asset value and offering price per share (Based on net assets of $18,689,372 and 2,068,252 shares of beneficial interest issued and outstanding)	$9.04

Class C Shares:
Net asset value and offering price per share (Based on net assets of $12,387,660 and 1,371,597 shares of beneficial interest issued and outstanding)	$9.03

Class I Shares:
Net asset value and offering price per share (Based on net assets of $362,979 and 39,572 shares of beneficial interest issued and outstanding)	$9.17

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$965,172
Dividends From Underlying Unaffiliated Funds	38,486
Interest	21,834

Total Income	1,025,492

Expenses:
Distribution (12b-1) and Service Fees
Class A	98,065
Class B	87,721
Class C	62,653
Investment Advisory Fee	81,662
Transfer Agent Fees	80,364
Registration Fees	49,558
Professional Fees	26,389
Accounting and Administrative Expenses	23,301
Reports to Shareholders	16,179
Trustees’ Fees and Related Expenses	7,791
Custody	7,632
Other	12,324

Total Expenses	553,639
Expense Reduction	222,845
Less Credits Earned on Cash Balances	381

Net Expenses	330,413

Net Investment Income	$695,079

Realized and Unrealized Gain/Loss:
Realized Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(3,231,632)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(161,875)

Net Realized Loss	(3,393,507)

Unrealized Depreciation:
Beginning of the Period	(6,993,247)
End of the Period	(23,900,507)

Net Unrealized Depreciation During the Period	(16,907,260)

Net Realized and Unrealized Loss	$(20,300,767)

Net Decrease in Net Assets From Operations	$(19,605,688)

13
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$695,079	$783,424
Net Realized Gain/Loss	(3,393,507)	3,205,475
Net Unrealized Depreciation During the Period	(16,907,260)	(7,407,665)

Change in Net Assets from Operations	(19,605,688)	(3,418,766)

Distributions from Net Investment Income:
Class A Shares	-0-	(519,575)
Class B Shares	-0-	(63,337)
Class C Shares	-0-	(59,923)
Class I Shares	-0-	(1,196)

	-0-	(644,031)

Distributions from Net Realized Gain:
Class A Shares	-0-	(168,344)
Class B Shares	-0-	(34,406)
Class C Shares	-0-	(30,374)
Class I Shares	-0-	(344)

	-0-	(233,468)

Total Distributions	-0-	(877,499)

Net Change in Net Assets from Investment Activities	(19,605,688)	(4,296,265)

From Capital Transactions:
Proceeds from Shares Sold	59,679,138	71,158,111
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	855,216
Cost of Shares Repurchased	(9,832,638)	(9,376,497)

Net Change in Net Assets from Capital Transactions	49,846,500	62,636,830

Total Increase in Net Assets	30,240,812	58,340,565
Net Assets:
Beginning of the Period	85,733,513	27,392,948

End of the Period (Including accumulated undistributed net investment income of $1,446,150 and $751,071, respectively)	$115,974,325	$85,733,513

14
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	For The	September 25, 2006
	Ended	Year Ended	(Commencement of
	September 30,	March 31,	Operations) to
Class A Shares	2008	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.71	$10.90	$10.00

Net Investment Income (a)	0.08	0.18	0.09
Net Realized and Unrealized Gain/Loss	(1.65)	(0.20)	0.95

Total from Investment Operations	(1.57)	(0.02)	1.04

Less:
Distributions from Net Investment Income	-0-	0.13	0.14
Distributions from Net Realized Gain	-0-	0.04	-0-

Total Distributions	-0-	0.17	0.14

Net Asset Value, End of the Period	$9.14	$10.71	$10.90

Total Return* (b)	–14.66% **	–0.32%	10.48% **
Net Assets at End of the Period (In millions)	$84.5	$61.8	$19.8
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets*	1.48%	1.56%	1.61%
Portfolio Turnover	14% **	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.81%	1.01%	3.71%
Ratio of Net Investment Income/Loss to Average Net Assets	1.07%	0.95%	(1.68% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .81%, .89% and .96% at September 30, 2008, March 31, 2008 and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	For The	September 25, 2006
	Ended	Year Ended	(Commencement of
	September 30,	March 31,	Operations) to
Class B Shares	2008	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.63	$10.86	$10.00

Net Investment Income (a)	0.04	0.12	0.04
Net Realized and Unrealized Gain/Loss	(1.63)	(0.24)	0.95

Total from Investment Operations	(1.59)	(0.12)	0.99

Less:
Distributions from Net Investment Income	-0-	0.07	0.13
Distributions from Net Realized Gain	-0-	0.04	-0-

Total Distributions	-0-	0.11	0.13

Net Asset Value, End of the Period	$9.04	$10.63	$10.86

Total Return* (b)	–14.96% **	–1.12%	9.95% **
Net Assets at End of the Period (In millions)	$18.7	$13.2	$4.0
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	0.73%	1.10%	0.82%
Portfolio Turnover	14% **	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.56%	1.78%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets	0.32%	0.47%	(2.47% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sale charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .81%, .89% and .96% at September 30, 2008, March 31, 2008 and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	For The	September 25, 2006
	Ended	Year Ended	(Commencement of
	September 30,	March 31,	Operations) to
Class C Shares	2008	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.63	$10.86	$10.00

Net Investment Income (a)	0.04	0.12	0.05
Net Realized and Unrealized Gain/Loss	(1.64)	(0.23)	0.94

Total from Investment Operations	(1.60)	(0.11)	0.99

Less:
Distributions from Net Investment Income	-0-	0.08	0.13
Distributions from Net Realized Gain	-0-	0.04	-0-

Total Distributions	-0-	0.12	0.13

Net Asset Value, End of the Period	$9.03	$10.63	$10.86

Total Return* (b)	–15.05% **	–1.08%	9.96% **
Net Assets at End of the Period (In millions)	$12.4	$10.6	$3.1
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	0.72%	1.06%	0.86%
Portfolio Turnover	14% **	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.56%	1.77%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets	0.31%	0.44%	(2.43% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .81%, .89% and .96% at September 30, 2008, March 31, 2008 and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	For The	September 25, 2006
	Ended	Year Ended	(Commencement of
	September 30,	March 31,	Operations) to
Class I Shares	2008	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.74	$10.92	$10.00

Net Investment Income (a)	0.09	0.19	0.10
Net Realized and Unrealized Gain/Loss	(1.66)	(0.19)	0.97

Total from Investment Operations	(1.57)	-0-	1.07

Less:
Distributions from Net Investment Income	-0-	0.14	0.15
Distributions from Net Realized Gain	-0-	0.04	-0-

Total Distributions	-0-	0.18	0.15

Net Asset Value, End of the Period	$9.17	$10.74	$10.92

Total Return* (b)	–14.62% **	–0.09%	10.71% **
Net Assets at End of the Period (In millions)	$0.4	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets*	1.76%	1.68%	1.78%
Portfolio Turnover	14% **	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.56%	1.01%	3.46%
Ratio of Net Investment Income/Loss to Average Net Assets	1.35%	0.82%	(1.51% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .81%, .89% and .96% at September 30, 2008, March 31, 2008 and March 31, 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Asset Allocation Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$115,906,713
Level 2—Other Significant Observable Inputs	96,000
Level 3—Significant Unobservable Inputs	-0-

Total	$116,002,713

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York, and various states. Generally, each of the tax years in the two year period ended March 31, 2008, remains subject to examination by taxing authorities.

20

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

At September 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$141,438,431

Gross tax unrealized appreciation	101,683
Gross tax unrealized depreciation	(25,537,401)

Net tax unrealized depreciation on investments	$(25,435,718)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary Income	$644,031
Long-term capital gain	233,468

$877,499

As of March 31, 2008, the components of distributable earnings on a taxable basis were as follows:

Undistributed ordinary income	$771,770
Undistributed long-term capital gain	2,848,050

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the six months ended September 30, 2008, the Fund’s custody fee was reduced by $381 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2008, the Adviser waived or reimbursed approximately $222,800 of its advisory fees or other expenses.
For the six months ended September 30, 2008, the Fund recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate, Meagher &

21

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $24,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $39,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments of such funds of $8,600 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $168,100 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $24,200. Sales charges do not represent expenses of the Fund.
At September 30, 2008, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 8,500 shares of Class I.

22

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2008 and the year ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	4,149,333	$43,680,677	4,380,459	$50,059,894
Class B	1,019,624	10,693,454	1,007,865	11,345,945
Class C	476,733	5,042,006	851,289	9,669,210
Class I	23,381	263,001	7,691	83,062

Total Sales	5,669,071	$59,679,138	6,247,304	$71,158,111

Dividend Reinvestment:
Class A	-0-	$-0-	59,583	$678,650
Class B	-0-	-0-	8,424	95,445
Class C	-0-	-0-	7,160	81,121
Class I	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	-0-	$-0-	75,167	$855,216

Repurchases:
Class A	(664,542)	$(6,804,421)	(489,195)	$(5,590,422)
Class B	(193,119)	(1,993,104)	(140,008)	(1,622,251)
Class C	(99,384)	(1,035,113)	(145,710)	(1,652,898)
Class I	-0-	-0-	(41,500)	(510,926)

Total Repurchases	(957,045)	$(9,832,638)	(816,413)	$(9,376,497)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund received redemption fees of approximately $100, which are reported as part of “Cost of Shares Repurchased” in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $66,845,465 and $14,965,539, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and

23

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $374,900 and $30,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

24

Van Kampen Asset Allocation Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940.

25

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

109, 209, 309, 609
AAFGRWSAN 11/08
IU08-05752P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Equity Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 8/27/07		since 8/27/07		since 8/27/07		since 8/27/07	since 8/27/07
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–22.28%	–26.38%	–22.54%	–25.34%	–22.89%	–22.89%	–22.17%	–22.56%

1-year	–27.91	–32.04	–28.10	–31.65	–28.45	–29.16	–27.80	–28.12

6-month	–15.94	–20.74	–16.14	–20.34	–16.40	–17.24	–15.92	–16.16

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2008

Market Conditions

In the second and third quarters of this year, the stock market, as represented by the S&P 500® Index, produced a negative return of almost 11 percent. During this time, the market has faced a deteriorating U.S. economy as well as weakening conditions in virtually every important economy outside of the U.S. Unfortunately, the bad economic news has been continuous, and market conditions have worsened at an accelerating rate during the latest quarter and the year to date.

Indicators of past and present economic growth confirmed that economic conditions were poor and would become worse in the near term. Industrial production is in decline, unemployment has been increasing, corporate profits have fallen and continue to show a downward trend, and capital spending has declined. While measures of economic growth for the second quarter were positive, it is very likely that economic activity in the U.S. declined during the third quarter. However, some positive developments did take place during the quarter: oil prices declined substantially, inflation remained under control, interest rates remained relatively low and well behaved, and the dollar strengthened against most major currencies.

The dominant influences on the economy and the stock market were the credit market conditions and their apparent deterioration in the last six months. The credit markets were roiled by the crisis created by an alarming increase in subprime mortgage delinquencies. As a significant percentage of these mortgages fell into default, the viability of financial institutions with exposure to these instruments came into question. Fears of instability in global financial markets were heightened as several large institutions either fell into bankruptcy or were merged out of existence. Ultimately, lenders appeared to become unwilling to make loans in the face of building liquidity.

2

Performance Analysis

All share classes of Van Kampen Core Equity Fund underperformed the S&P 500® Index for the six months ended September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2008

Class A	Class B	Class C	Class I	Class R	S&P 500® Index

–15.94%	–16.14%	–16.40%	–15.92%	–16.16%	–10.87%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

In the past two quarters, the Fund’s return has trailed that of the S&P 500® Index. The overall market environment did not favor our policy of holding fairly valued stocks with expected earnings improvements, as the behavior of market participants appeared to be dominated by fear and an accompanying unwillingness to allow for even the possibility that sound corporate fundamentals might develop at any time in the future. We are confident that this near hysteria will pass.

The Fund’s allocation to the financial services, energy, and capital goods sectors aided returns, while exposure to the health care, consumer durables, and multi-industry sectors detracted from overall returns. Individual holdings in the consumer, financial and health care sectors contributed to positive performance relative to the S&P 500® Index, while positions in industrial and telecommunications sectors hurt returns relative to the Index for the period.

As part of our attempt to control diversifiable risk it is our policy to not overweight or underweight any economic sector to a significant degree in an effort to aid performance. Thus while economic conditions may change from time to time, and while those changes might favor stocks in one economic sector over another, we do not change our portfolio weightings in an overt effort to capture anticipated sector-by-sector return differentials.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/08

Bank of America Corp.	3.3%
Microsoft Corp.	3.2
Chevron Corp.	3.0
Pfizer, Inc.	2.7
AT&T, Inc.	2.6
General Electric Co.	2.6
ConocoPhillips	2.5
Philip Morris International, Inc.	2.4
Occidental Petroleum Corp.	2.3
IBM Corp.	2.2

Summary of Investments by Industry Classification as of 9/30/08

Integrated Oil & Gas	9.4%
Pharmaceuticals	6.4
Computer Hardware	5.8
Other Diversified Financial Services	5.4
Systems Software	5.0
Aerospace & Defense	4.5
Tobacco	4.4
Industrial Conglomerates	3.4
Managed Health Care	3.3
Life & Health Insurance	3.1
Property & Casualty Insurance	3.0
Construction & Farm Machinery & Heavy Trucks	2.8
Computer & Electronics Retail	2.7
Integrated Telecommunication Services	2.6
Oil & Gas Exploration & Production	2.2
Paper Products	2.1
Restaurants	2.1
Biotechnology	2.1
Footwear	2.0
Internet Software & Services	2.0
Railroads	2.0
Drug Retail	1.9
Apparel, Accessories & Luxury Goods	1.8
Multi-Utilities	1.7
Movies & Entertainment	1.7
Oil & Gas Drilling	1.7
Oil & Gas Storage & Transportation	1.6
Agricultural Products	1.6
Diversified Metals & Mining	1.4
Steel	1.3
Data Processing & Outsourced Services	1.3
Asset Management & Custody Banks	1.3
Construction & Engineering	0.9
Hotels, Resorts & Cruise Lines	0.9
Industrial Machinery	0.9

(continued on next page)

4

Summary of Investments by Industry Classification as of 9/30/08
(continued from previous page)

Investment Banking & Brokerage	0.9
Semiconductor Equipment	0.8
Multi-Line Insurance	0.1

Total Long-Term Investments	98.1
Total Repurchase Agreements	5.3

Total Investments	103.4
Liabilities in Excess of Other Assets	(3.4)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$840.63	$5.54
Hypothetical	1,000.00	1,019.05	6.07
(5% annual return before expenses)
Class B
Actual	1,000.00	838.57	8.11
Hypothetical	1,000.00	1,016.24	8.90
(5% annual return before expenses)
Class C
Actual	1,000.00	835.96	8.97
Hypothetical	1,000.00	1,015.29	9.85
(5% annual return before expenses)
Class I
Actual	1,000.00	840.81	4.38
Hypothetical	1,000.00	1,020.31	4.81
(5% annual return before expenses)

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class R
Actual	1,000.00	838.38	6.68
Hypothetical	1,000.00	1,017.80	7.33
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.76%, 1.95%, 0.95% and 1.45% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the

10

independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the

11

profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.1%
Aerospace & Defense 4.5%
Boeing Co.	1,850	$106,098
L-3 Communications Holdings, Inc.	970	95,370
Northrop Grumman Corp.	1,460	88,388
Raytheon Co.	1,690	90,432
United Technologies Corp.	2,430	145,946

		526,234

Agricultural Products 1.6%
Bunge Ltd. (Bermuda)	2,870	181,327

Apparel, Accessories & Luxury Goods 1.8%
VF Corp.	2,690	207,964

Asset Management & Custody Banks 1.3%
State Street Corp.	2,590	147,319

Biotechnology 2.1%
Amgen, Inc. (a)	4,120	244,192

Computer & Electronics Retail 2.7%
Best Buy Co., Inc.	4,410	165,375
GameStop Corp., Class A (a)	4,250	145,392

		310,767

Computer Hardware 5.8%
Apple, Inc. (a)	1,750	198,905
Hewlett-Packard Co.	4,700	217,328
IBM Corp.	2,220	259,651

		675,884

Construction & Engineering 0.9%
Jacobs Engineering Group, Inc. (a)	1,960	106,448

Construction & Farm Machinery & Heavy Trucks 2.8%
Caterpillar, Inc.	2,760	164,496
PACCAR, Inc.	4,155	158,679

		323,175

Data Processing & Outsourced Services 1.3%
Computer Sciences Corp. (a)	3,900	156,741

Diversified Metals & Mining 1.4%
Freeport-McMoRan Copper & Gold, Inc.	2,970	168,845

Drug Retail 1.9%
CVS Caremark Corp.	6,530	219,800

Footwear 2.0%
NIKE, Inc., Class B	3,550	237,495

13
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Hotels, Resorts & Cruise Lines 0.9%
Royal Caribbean Cruises Ltd. (Liberia)	5,090	$105,617

Industrial Conglomerates 3.4%
General Electric Co.	12,010	306,255
Textron, Inc.	3,150	92,232

		398,487

Industrial Machinery 0.9%
Eaton Corp.	1,870	105,057

Integrated Oil & Gas 9.4%
Chevron Corp.	4,250	350,540
ConocoPhillips	4,000	293,000
Marathon Oil Corp.	4,430	176,624
Occidental Petroleum Corp.	3,880	273,346

		1,093,510

Integrated Telecommunication Services 2.6%
AT&T, Inc.	11,030	307,958

Internet Software & Services 2.0%
Google, Inc., Class A (a)	589	235,906

Investment Banking & Brokerage 0.9%
Goldman Sachs Group, Inc.	780	99,840

Life & Health Insurance 3.1%
Aflac, Inc.	2,930	172,137
MetLife, Inc.	3,470	194,320

		366,457

Managed Health Care 3.3%
CIGNA Corp.	5,080	172,619
WellPoint, Inc. (a)	4,430	207,191

		379,810

Movies & Entertainment 1.7%
Walt Disney Co.	6,330	194,268

Multi-Line Insurance 0.1%
American International Group, Inc. (a)	5,040	16,783

Multi-Utilities 1.7%
Public Service Enterprise Group, Inc.	6,120	200,675

Oil & Gas Drilling 1.7%
Transocean, Inc. (Cayman Islands) (a)	1,750	192,220

Oil & Gas Exploration & Production 2.2%
Apache Corp.	2,440	254,443

14
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

Oil & Gas Storage & Transportation 1.6%
Williams Cos., Inc.	8,110	$191,802

Other Diversified Financial Services 5.4%
Bank of America Corp.	10,890	381,150
Citigroup, Inc.	11,860	243,249

		624,399

Paper Products 2.1%
International Paper Co.	9,400	246,092

Pharmaceuticals 6.4%
Merck & Co., Inc.	5,970	188,413
Pfizer, Inc.	17,170	316,615
Schering-Plough Corp.	12,920	238,632

		743,660

Property & Casualty Insurance 3.0%
ACE Ltd. (Switzerland)	2,810	152,105
Allstate Corp.	4,220	194,627

		346,732

Railroads 2.0%
CSX Corp.	4,320	235,742

Restaurants 2.1%
McDonald’s Corp.	3,970	244,949

Semiconductor Equipment 0.8%
MEMC Electronic Materials, Inc. (a)	3,140	88,736

Steel 1.3%
United States Steel Corp.	2,020	156,772

Systems Software 5.0%
Microsoft Corp.	13,930	371,792
Oracle Corp. (a)	10,090	204,928

		576,720

Tobacco 4.4%
Altria Group, Inc.	12,030	238,675
Philip Morris International, Inc.	5,760	277,056

		515,731

Total Long-Term Investments 98.1% (Cost $14,131,747)		11,428,557

15
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

Description	Value

Repurchase Agreements 5.3%
Banc of America Securities ($229,368 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $229,381)	$229,368
Citigroup Global Markets, Inc. ($229,368 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $229,378)	229,368
JPMorgan Chase & Co. ($68,811 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $68,812)	68,811
State Street Bank & Trust Co. ($90,453 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $90,456)	90,453

Total Repurchase Agreements 5.3% (Cost $618,000)	618,000

Total Investments 103.4% (Cost $14,749,747)	12,046,557

Liabilities in Excess of Other Assets (3.4%)	(393,976)

Net Assets 100.0%	$11,652,581

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

16
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Total Investments (Cost $14,749,747)	$12,046,557
Cash	212
Receivables:
Fund Shares Sold	61,740
Dividends	17,371
Expense Reimbursement from Adviser	15,237
Interest	28
Other	5,442

Total Assets	12,146,587

Liabilities:
Payables:
Investments Purchased	384,718
Fund Shares Repurchased	18,285
Distributor and Affiliates	4,179
Trustees’ Deferred Compensation and Retirement Plans	13,493
Accrued Expenses	73,331

Total Liabilities	494,006

Net Assets	$11,652,581

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$15,259,651
Net Unrealized Depreciation	(2,703,190)
Accumulated Undistributed Net Investment Income	83,857
Accumulated Net Realized Loss	(987,737)

Net Assets	$11,652,581

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $3,271,448 and 436,771 shares of beneficial interest issued and outstanding)	$7.49
Maximum sales charge (5.75%* of offering price)	0.46

Maximum offering price to public	$7.95

Class B Shares:
Net asset value and offering price per share (Based on net assets of $417,745 and 55,884 shares of beneficial interest issued and outstanding)	$7.48

Class C Shares:
Net asset value and offering price per share (Based on net assets of $412,050 and 55,348 shares of beneficial interest issued and outstanding)	$7.44

Class I Shares:
Net asset value and offering price per share (Based on net assets of $7,476,604 and 996,285 shares of beneficial interest issued and outstanding)	$7.50

Class R Shares:
Net asset value and offering price per share (Based on net assets of $74,734 and 10,000 shares of beneficial interest issued and outstanding)	$7.47

*	On sales of $50,000 or more, the sales charge will be reduced.

17
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends	$132,375
Interest	2,289

Total Income	134,664

Expenses:
Offering Costs	85,937
Registration Fees	61,986
Investment Advisory Fee	41,696
Accounting and Administrative Expenses	25,425
Professional Fees	24,989
Reports to Shareholders	17,056
Trustees’ Fees and Related Expenses	10,066
Transfer Agent Fees	9,722
Distribution (12b-1) and Service Fees
Class A	4,159
Class B	1,577
Class C	1,931
Class R	220
Custody	4,488
Other	8,655

Total Expenses	297,907
Expense Reduction	229,079

Net Expenses	68,828

Net Investment Income	$65,836

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(730,694)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,249,911)
End of the Period	(2,703,190)

Net Unrealized Depreciation During the Period	(1,453,279)

Net Realized and Unrealized Loss	$(2,183,973)

Net Decrease in Net Assets From Operations	$(2,118,137)

18
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

		For the Period
		August 27, 2007
	For The	(Commencement
	Six Months Ended	of Operations)
	September 30, 2008	to March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$65,836	$89,754
Net Realized Loss	(730,694)	(218,486)
Net Unrealized Depreciation During the Period	(1,453,279)	(1,249,911)

Change in Net Assets from Operations	(2,118,137)	(1,378,643)

Distributions from Net Investment Income:
Class A Shares	-0-	(23,184)
Class B Shares	-0-	(1,063)
Class C Shares	-0-	(1,450)
Class I Shares	-0-	(106,309)
Class R Shares	-0-	(956)

	-0-	(132,962)

Distributions from Net Realized Gain:
Class A Shares	-0-	(6,810)
Class B Shares	-0-	(398)
Class C Shares	-0-	(519)
Class I Shares	-0-	(30,662)
Class R Shares	-0-	(319)

	-0-	(38,708)

Total Distributions	-0-	(171,670)

Net Change in Net Assets from Investment Activities	(2,118,137)	(1,550,313)

From Capital Transactions:
Proceeds from Shares Sold	2,882,488	14,449,981
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	29,746
Cost of Shares Repurchased	(1,791,846)	(249,338)

Net Change in Net Assets from Capital Transactions	1,090,642	14,230,389

Total Increase/Decrease in Net Assets	(1,027,495)	12,680,076
Net Assets:
Beginning of the Period	12,680,076	-0-

End of the Period (Including accumulated undistributed net investment income of $83,857 and $18,021, respectively)	$11,652,581	$12,680,076

19
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	August 27, 2007
	Ended	(Commencement of
	September 30,	Operations) to
Class A Shares	2008	March 31, 2008

Net Asset Value, Beginning of the Period	$8.91	$10.00

Net Investment Income (a)	0.04	0.06
Net Realized and Unrealized Loss	(1.46)	(1.01)

Total from Investment Operations	(1.42)	(0.95)

Less:
Distributions from Net Investment Income	-0-	0.11
Distributions from Net Realized Gain	-0-	0.03

Total Distributions	-0-	0.14

Net Asset Value, End of the Period	$7.49	$8.91

Total Return* (b)	–15.94% **	–9.69% **
Net Assets at End of the Period (In millions)	$3.3	$3.4
Ratio of Expenses to Average Net Assets*	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets*	0.88%	1.11%
Portfolio Turnover	21% **	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.76%	4.14%
Ratio of Net Investment Loss to Average Net Assets	(2.68% )	(1.83% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		August 27, 2007
	Ended		(Commencement of
	September 30,		Operations) to
Class B Shares	2008		March 31, 2008

Net Asset Value, Beginning of the Period	$8.92		$10.00

Net Investment Income (a)	0.02		0.05
Net Realized and Unrealized Loss	(1.46)		(1.01)

Total from Investment Operations	(1.44)		(0.96)

Less:
Distributions from Net Investment Income	-0-		0.09
Distributions from Net Realized Gain	-0-		0.03

Total Distributions	-0-		0.12

Net Asset Value, End of the Period	$7.48		$8.92

Total Return* (b)	–16.14%	(c)**	–9.79%	(c)**
Net Assets at End of the Period (In millions)	$0.4		$0.2
Ratio of Expenses to Average Net Assets*	1.76%	(c)	1.38%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.48%	(c)	0.95%	(c)
Portfolio Turnover	21%	**	14%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.41%	(c)	4.53%	(c)
Ratio of Net Investment Loss to Average Net Assets	(3.17%	)(c)	(2.20%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

21
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	August 27, 2007
	Ended	(Commencement of
	September 30,	Operations) to
Class C Shares	2008	March 31, 2008

Net Asset Value, Beginning of the Period	$8.90	$10.00

Net Investment Income (a)	0.01	0.04
Net Realized and Unrealized Loss	(1.47)	(1.02)

Total from Investment Operations	(1.46)	(0.98)

Less:
Distributions from Net Investment Income	-0-	0.09
Distributions from Net Realized Gain	-0-	0.03

Total Distributions	-0-	0.12

Net Asset Value, End of the Period	$7.44	$8.90

Total Return* (b)	–16.40% **	–9.96%	(c)**
Net Assets at End of the Period (In millions)	$0.4	$0.4
Ratio of Expenses to Average Net Assets*	1.95%	1.74%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.16%	0.66%	(c)
Portfolio Turnover	21% **	14%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.51%	4.79%	(c)
Ratio of Net Investment Loss to Average Net Assets	(3.40% )	(2.39%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

22
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	August 27, 2007
	Ended	(Commencement of
	September 30,	Operations) to
Class I Shares	2008	March 31, 2008

Net Asset Value, Beginning of the Period	$8.92	$10.00

Net Investment Income (a)	0.05	0.08
Net Realized and Unrealized Loss	(1.47)	(1.02)

Total from Investment Operations	(1.42)	(0.94)

Less:
Distributions from Net Investment Income	-0-	0.11
Distributions from Net Realized Gain	-0-	0.03

Total Distributions	-0-	0.14

Net Asset Value, End of the Period	$7.50	$8.92

Total Return* (b)	–15.92% **	–9.57% **
Net Assets at End of the Period (In millions)	$7.5	$8.7
Ratio of Expenses to Average Net Assets*	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets*	1.15%	1.35%
Portfolio Turnover	21% **	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.52%	4.11%
Ratio of Net Investment Loss to Average Net Assets	(2.42% )	(1.81% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	August 27, 2007
	Ended	(Commencement of
	September 30,	Operations) to
Class R Shares	2008	March 31, 2008

Net Asset Value, Beginning of the Period	$8.91	$10.00

Net Investment Income (a)	0.03	0.05
Net Realized and Unrealized Loss	(1.47)	(1.01)

Total from Investment Operations	(1.44)	(0.96)

Less:
Distributions from Net Investment Income	-0-	0.10
Distributions from Net Realized Gain	-0-	0.03

Total Distributions	-0-	0.13

Net Asset Value, End of the Period	$7.47	$8.91

Total Return* (b)	–16.16% **	–9.80% **
Net Assets at End of the Period (In millions)	$0.1	$0.1
Ratio of Expenses to Average Net Assets*	1.45%	1.45%
Ratio of Net Investment Income to Average Net Assets*	0.65%	0.85%
Portfolio Turnover	21% **	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.03%	4.61%
Ratio of Net Investment Loss to Average Net Assets	(2.93% )	(2.31% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24
See Notes to Financial Statements

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Core Equity Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income. The Fund invests primarily in equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength. The Fund commenced investment operations on August 27, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

25

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$11,428,557
Level 2—Other Significant Observable Inputs	618,000
Level 3—Significant Unobservable Inputs	-0-

Total	$12,046,557

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on August 27, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The tax year ended March 31, 2008 remains subject to examination by taxing authorities.

26

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$14,750,267

Gross tax unrealized appreciation	$223,328
Gross tax unrealized depreciation	(2,927,038)

Net tax unrealized depreciation on investments	$(2,703,710)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the period ended March 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$171,670

As of March 31, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$27,006

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

G. Credits Earned on Cash Balances During the six months ended September 30, 2008, the Fund’s custody fee was not reduced as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.65%
Next $1.5 billion	.60%
Over $2.5 billion	.55%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.20%, 1.76%, 1.95%, .95% and 1.45% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2008, the Adviser waived or reimbursed approximately $229,100 of advisory fees or other expenses.

27

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

For the six months ended September 30, 2008, the Fund recognized expenses of approximately $1,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $23,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2008, the Fund recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $5,100 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $2,600 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $2,800. Sales charges do not represent expenses of the Fund.
At September 30, 2008, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 960,000 shares of Class I, and 10,000 shares of Class R.

28

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2008 and the period ended March 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Period Ended
	September 30, 2008		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	212,163	$1,812,145	393,010	$3,959,000
Class B	47,098	435,616	20,059	196,472
Class C	48,232	442,991	46,040	447,554
Class I	23,573	191,736	975,424	9,746,955
Class R	-0-	-0-	10,000	100,000

Total Sales	331,066	$2,882,488	1,444,533	$14,449,981

Dividend Reinvestment:
Class A	-0-	$-0-	2,751	$28,525
Class B	-0-	-0-	28	292
Class C	-0-	-0-	73	758
Class I	-0-	-0-	17	171
Class R	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	-0-	$-0-	2,869	$29,746

Repurchases:
Class A	(151,544)	$(1,359,059)	(19,609)	$(192,174)
Class B	(9,289)	(76,823)	(2,012)	(18,537)
Class C	(36,153)	(344,670)	(2,844)	(27,754)
Class I	(1,510)	(11,294)	(1,219)	(10,873)
Class R	-0-	-0-	-0-	-0-

Total Repurchases	(198,496)	$(1,791,846)	(25,684)	$(249,338)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2008, the Fund did not receive any redemption fees. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,919,803 and $2,663,004, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares,

29

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $2,500 and $100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

30

Van Kampen Core Equity Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

143, 243, 343, 643, 543
CEFSAN 11/08
IU08-05780P-Y09/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Global Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/08

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 5/30/08		since 5/30/08		since 5/30/08		since 5/30/08	since 5/30/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–29.70%	–33.74%	–29.80%	–33.31%	–29.70%	–30.40%	–29.70%	–29.80%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call us at (800) 847-2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown, Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International All Country (MSCI AC) World Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global growth stocks of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. As of June 2007, the MSCI AC World Growth Index consisted of 48 country indices comprising 23 developed and 25 emerging market indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through September 30, 2008

Market Conditions

Global stock markets declined significantly in the period from the Fund’s launch on May 30, 2008 through September 30, 2008, as concerns about the growing credit crisis and its impact on the U.S. economy led to deteriorating confidence about the condition of the global economy. Investor sentiment was dampened by weakening economic data in the U.S., U.K., Europe, and Japan, combined with soaring oil prices and deepening concerns about the credit crisis. Furthermore, investors began to consider how deeply the developed world’s slowdown would affect China and other emerging markets.

By September, the loss of confidence was severe, leading to significant volatility in global stock markets. A number of large financial institutions in the U.S. and U.K. were nationalized, forced to merge, or declared bankruptcy. Credit markets froze, with banks refusing to lend to one another and corporate borrowing drastically contracting. The U.S. government’s rescue bill (passed a few days after the close of the period) failed to soothe fearful investors or stabilize the credit markets. At the same time, oil and other commodity prices dropped on worries about the slowing global economy.

In our view, market volatility is far greater than fundamental business volatility. The market is fearful and rotational, and there is little differentiation on fundamentals and quality. The investment team continues to focus on quality—evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Fund is well positioned for when the market once again begins to differentiate on fundamentals.

Performance Analysis

All share classes of Van Kampen Global Growth Fund underperformed the MSCI All Country (AC) World Growth Index for the period since inception (May 30, 2008) through September 30, 2008, assuming no deduction of applicable sales charges.

Total returns for the period since inception through September 30, 2008

					MSCI All Country
Class A	Class B	Class C	Class I	Class R	World Growth Index

–29.70%	–29.80%	–29.70%	–29.70%	–29.80%	–24.66%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

The investment team looks for high quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward. We utilize intense fundamental research to help find these companies. Our emphasis is on secular growth and as a result, short-term market events are not as meaningful in the stock selection process. In this reporting period, both our stock selection decisions and the resulting sector allocations drove the Fund’s underperformance relative to the MSCI AC World Growth Index.

The most significant detractor for the period was the financials sector, where stock selection, especially in diversified financials and real estate companies, and an overweight position in the sector hampered relative performance. In addition, stock selection and an underweight allocation in health care were detrimental. Within the sector, selection in health care equipment and services stocks was disadvantageous. Another source of relative weakness was in the information technology sector. Here, although the Fund benefited from avoiding investment in the weak-performing semiconductor group, selection in the software and services, and technology and hardware segments had a negative effect on relative performance. Furthermore, the Fund was hurt by an underweight position in the overall technology sector.

Nevertheless, other investments generated positive relative performance during the period. In particular, stock selection within the materials segment had a large positive effect, as did stock selection and an underweight allocation in energy stocks. A holding in the telecommunication services sector also added strength to relative results.

It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/08

Monsanto Co.	6.3%
China Merchants Holdings International Co. Ltd.	5.2
ARUZE Corp.	4.5
New Oriental Education & Technology Group, Inc.—ADR	4.2
Google, Inc., Class A	3.9
Brookfield Asset Management, Inc., Class A	3.7
Ctrip.com International Ltd.—ADR	3.7
Amazon.com, Inc.	3.5
DSV A/S	3.4
Greenlight Capital Re Ltd., Class A	3.3

Summary of Investments by Country Classification as of 9/30/08

United States	28.3%
Cayman Islands	16.9
Canada	6.9
United Kingdom	5.7
Hong Kong	5.2
Japan	4.5
Brazil	4.4
Mexico	3.7
Denmark	3.4
Switzerland	3.1
India	2.5
Germany	2.5
Bermuda	1.9
China	1.2

Total Long-Term Investments	90.2
Total Repurchase Agreements	9.4

Total Investments	99.6
Other Assets in Excess of Liabilities	0.4

Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/08 - 9/30/08.
Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/08	9/30/08	4/1/08-9/30/08

Class A
Actual	$1,000.00	$703.00	$4.30
Hypothetical	1,000.00	1,017.55	7.59
(5% annual return before expenses)
Class B
Actual	1,000.00	702.00	4.93
Hypothetical	1,000.00	1,016.44	8.69
(5% annual return before expenses)
Class C
Actual	1,000.00	703.00	4.45
Hypothetical	1,000.00	1,017.30	7.84
(5% annual return before expenses)
Class I
Actual	1,000.00	703.00	3.59
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)
Class R
Actual	1,000.00	702.00	5.02
Hypothetical	1,000.00	1,016.29	8.85
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 1.72%, 1.55%, 1.25% and 1.75% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for “Actual” information which is multiplied by 123/365 to reflect the period from Commencement of Operations through September 30, 2008. These expense ratios reflect an expense waiver. The expense ratio for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on April 15, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are to be shared with the Fund’s shareholders, and the propriety of proposed breakpoints in the Fund’s investment advisory schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

8

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser the resources available in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. The trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has

9

determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Global Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 90.2%
Bermuda 1.9%
CNPC Hong Kong Ltd.	140,000	$59,529
REXCAPITAL Financial Holdings Ltd. (a)	350,000	14,722

		74,251

Brazil 4.4%
BM&F BOVESPA SA	16,140	72,095
Brascan Residential Properties SA	42,334	97,887

		169,982

Canada 6.9%
Brookfield Asset Management, Inc., Class A	5,230	143,511
Ultra Petroleum Corp. (a)	2,175	120,365

		263,876

Cayman Islands 16.9%
Baidu.com, Inc.—ADR (a)	211	52,376
Ctrip.com International Ltd.—ADR	3,667	141,583
Greenlight Capital Re Ltd., Class A (a)	5,524	126,997
Mindray Medical International Ltd., Class A—ADR	2,035	68,641
Minth Group Ltd.	196,800	96,879
New Oriental Education & Technology Group, Inc.—ADR (a)	2,492	160,086

		646,562

China 1.2%
Anhui Conch Cement Co. Ltd. (a)	12,000	45,595

Denmark 3.4%
DSV A/S	8,168	130,332

Germany 2.5%
BASF SE	1,956	93,743

Hong Kong 5.2%
China Merchants Holdings International Co. Ltd.	62,000	199,396

India 2.5%
ICICI Bank Ltd.—ADR	4,108	96,620

Japan 4.5%
ARUZE Corp.	7,900	171,890

Mexico 3.7%
America Movil, SAB de CV, Ser L—ADR	1,398	64,811
Cemex, SAB de CV—ADR (a)	4,375	75,338

		140,149

Switzerland 3.1%
Julius Baer Holding AG	1,054	51,820
Panalpina Welttransport Holding AG	983	65,051

		116,871

11
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

	Number of
Description	Shares	Value

United Kingdom 5.7%
British American Tobacco PLC—ADR	1,647	$102,114
Diageo PLC—ADR	1,670	114,996

		217,110

United States 28.3%
3Com Corp. (a)	38,206	89,020
Amazon.com, Inc. (a)	1,841	133,951
American Express Co.	3,386	119,966
Apple, Inc. (a)	868	98,657
Corning, Inc.	6,779	106,024
Google, Inc., Class A (a)	370	148,192
Loews Corp.	1,516	59,867
Monsanto Co.	2,438	241,313
UnitedHealth Group, Inc.	3,461	87,875

		1,084,865

Total Long-Term Investments 90.2% (Cost $4,976,632)		3,451,242

Repurchase Agreements 9.4%
Banc of America Securities ($134,355 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.05%, dated 09/30/08, to be sold on 10/01/08 at $134,363)		134,355
Citigroup Global Markets, Inc. ($134,355 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.50%, dated 09/30/08, to be sold on 10/01/08 at $134,361)		134,355
JPMorgan Chase & Co. ($40,306 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.00%, dated 09/30/08, to be sold on 10/01/08 at $40,308)		40,306
State Street Bank & Trust Co. ($52,984 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 09/30/08, to be sold on 10/01/08 at $52,986)		52,984

Total Repurchase Agreements 9.4% (Cost $362,000)		362,000

Total Investments 99.6% (Cost $5,338,632)		3,813,242

Other Assets in Excess of Liabilities 0.4%		14,728

Net Assets 100.0%		$3,827,970

12
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  September 30, 2008 (Unaudited)  continued

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $928,957 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Summary of Long-Term Investments by Industry Classification (Unaudited)

		Percent of
Industry	Value	Net Assets

Real Estate Management & Development	$241,398	6.3%
Fertilizers & Agricultural Chemicals	241,313	6.3
Internet Software & Services	200,569	5.2
Marine Ports & Services	199,396	5.2
Communications Equipment	195,043	5.1
Oil & Gas Exploration & Production	179,894	4.7
Leisure Products	171,890	4.5
Education Services	160,086	4.2
Hotels, Resorts & Cruise Lines	141,583	3.7
Internet Retail	133,951	3.5
Trucking	130,332	3.4
Reinsurance	126,997	3.3
Construction Materials	120,933	3.2
Consumer Finance	119,966	3.1
Distillers & Vintners	114,996	3.0
Tobacco	102,114	2.7
Computer Hardware	98,657	2.6
Auto Parts & Equipment	96,879	2.5
Diversified Banks	96,620	2.5
Diversified Chemicals	93,743	2.4
Managed Health Care	87,875	2.3
Other Diversified Financial Services	72,095	1.9
Health Care Equipment	68,641	1.8
Air Freight & Logistics	65,051	1.7
Wireless Telecommunication Services	64,811	1.7
Multi-Line Insurance	59,867	1.6
Asset Management & Custody Banks	51,820	1.4
Investment Banking & Brokerage	14,722	0.4

	$3,451,242	90.2%

13
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Total Investments (Cost $5,338,632)	$3,813,242
Cash	384
Receivables:
Expense Reimbursement from Adviser	34,763
Dividends	2,593
Fund Shares Sold	942
Interest	16
Unamortized Offering Costs	127,961
Other	1,521

Total Assets	3,981,422

Liabilities:
Payables:
Offering Costs	93,505
Distributor and Affiliates	6,000
Trustees’ Deferred Compensation and Retirement Plans	4,303
Accrued Expenses	49,644

Total Liabilities	153,452

Net Assets	$3,827,970

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$5,409,182
Accumulated Net Investment Loss	(5,914)
Accumulated Net Realized Loss	(49,908)
Net Unrealized Depreciation	(1,525,390)

Net Assets	$3,827,970

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $379,722 and 54,037 shares of beneficial interest issued and outstanding)	$7.03
Maximum sales charge (5.75%* of offering price)	0.43

Maximum offering price to public	$7.46

Class B Shares:
Net asset value and offering price per share (Based on net assets of $71,907 and 10,241 shares of beneficial interest issued and outstanding)	$7.02

Class C Shares:
Net asset value and offering price per share (Based on net assets of $71,104 and 10,120 shares of beneficial interest issued and outstanding)	$7.03

Class I Shares:
Net asset value and offering price per share (Based on net assets of $3,235,029 and 460,000 shares of beneficial interest issued and outstanding)	$7.03

Class R Shares:
Net asset value and offering price per share (Based on net assets of $70,208 and 10,000 shares of beneficial interest issued and outstanding)	$7.02

*	On sales of $50,000 or more, the sales charge will be reduced.

14
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements  continued

Statement of Operations
For the Period May 30, 2008 (Commencement of Operations) to September 30, 2008 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $210)	$10,898
Interest	3,030

Total Income	13,928

Expenses:
Offering Costs	65,039
Professional Fees	23,118
Transfer Agent Fees	16,820
Investment Advisory Fee	13,794
Accounting and Administrative Expenses	13,620
Reports to Shareholders	11,373
Trustees’ Fees and Related Expenses	7,285
Custody	5,931
Registration Fees	4,638
Distribution (12b-1) and Service Fees
Class A	318
Class B	136
Class C	86
Class R	143
Other	6,704

Total Expenses	169,005
Expense Reduction	149,163

Net Expenses	19,842

Net Investment Loss	$(5,914)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(44,774)
Foreign Currency Transactions	(5,134)

Net Realized Loss	(49,908)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(1,525,390)

Net Unrealized Depreciation During the Period	(1,525,390)

Net Realized and Unrealized Loss	$(1,575,298)

Net Decrease in Net Assets From Operations	$(1,581,212)

15
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements  continued

Statement of Changes in Net Assets  (Unaudited)

For the Period
May 30, 2008
(Commencement of
Operations) to
September 30, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(5,914)
Net Realized Loss	(49,908)
Net Unrealized Depreciation During the Period	(1,525,390)

Change in Net Assets from Operations	(1,581,212)

Net Change in Net Assets from Investment Activities	(1,581,212)

From Capital Transactions:
Proceeds from Shares Sold	5,411,493
Cost of Shares Repurchased	(2,311)

Net Change in Net Assets from Capital Transactions	5,409,182

Total Increase in Net Assets	3,827,970
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated net investment loss of $5,914)	$3,827,970

16
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement of
	Operations) to
Class A Shares	September 30, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Loss	(2.95)

Total from Investment Operations	(2.97)

Net Asset Value, End of the Period	$7.03

Total Return* (b)	−29.70%	**
Net Assets at End of the Period (In millions)	$0.4
Ratio of Expenses to Average Net Assets*	1.50%
Ratio of Net Investment Loss to Average Net Assets*	(0.57%	)
Portfolio Turnover	11%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.62%
Ratio of Net Investment Loss to Average Net Assets	(10.69%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement of
	Operations) to
Class B Shares	September 30, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Loss	(2.96)

Total from Investment Operations	(2.98)

Net Asset Value, End of the Period	$7.02

Total Return* (b)	−29.80%	(c)**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.72%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.82%	)(c)
Portfolio Turnover	11%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.75%	(c)
Ratio of Net Investment Loss to Average Net Assets	(10.85%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

18
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement of
	Operations) to
Class C Shares	September 30, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Loss	(2.95)

Total from Investment Operations	(2.97)

Net Asset Value, End of the Period	$7.03

Total Return* (b)	−29.70%	(c)**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.55%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.64%	)(c)
Portfolio Turnover	11%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.36%	(c)
Ratio of Net Investment Loss to Average Net Assets	(10.45%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

19
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement of
	Operations) to
Class I Shares	September 30, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.01)
Net Realized and Unrealized Loss	(2.96)

Total from Investment Operations	(2.97)

Net Asset Value, End of the Period	$7.03

Total Return* (b)	−29.70%	**
Net Assets at End of the Period (In millions)	$3.2
Ratio of Expenses to Average Net Assets*	1.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.34%	)
Portfolio Turnover	11%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	10.94%
Ratio of Net Investment Loss to Average Net Assets	(10.03%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement of
	Operations) to
Class R Shares	September 30, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Loss	(2.96)

Total from Investment Operations	(2.98)

Net Asset Value, End of the Period	$7.02

Total Return* (b)	−29.80%	**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.75%
Ratio of Net Investment Loss to Average Net Assets*	(0.84%	)
Portfolio Turnover	11%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.44%
Ratio of Net Investment Loss to Average Net Assets	(10.53%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21
See Notes to Financial Statements

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Global Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities on a global basis. The Fund commenced investment operations on May 30, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective May 30, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

22

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$2,522,285
Level 2—Other Significant Observable Inputs	1,290,957
Level 3—Significant Unobservable Inputs	-0-

Total	$3,813,242

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains

23

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on May 30, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
At September 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$5,344,140

Gross tax unrealized appreciation	17,450
Gross tax unrealized depreciation	(1,548,348)

Net tax unrealized depreciation on investments	$(1,530,898)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency, the amount realized between trade date and settlement date on security transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

24

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	.90%
Next $750 million	.85%
Over $1.5 billion	.80%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.50%, 1.72%, 1.55%, 1.25%, and 1.75% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the period ended September 30, 2008, the Adviser waived or reimbursed approximately $149,200 of advisory fees or other expenses.
For the period ended September 30, 2008, the Fund recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended September 30, 2008, the Fund recognized expenses of approximately $15,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2008, the Fund recognized expenses of approximately $6,100 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,500 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year

25

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended September 30, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of $40 and contingent deferred sales charge (CDSC) on redeemed shares of $0. Sales charges do not represent expenses of the Fund.
At September 30, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 460,000 shares of Class I, and 10,000 shares of Class R.

3. Capital Transactions
For the period ended September 30, 2008, transactions were as follows:

	Shares	Value

Sales:
Class A	54,182	$507,281
Class B	10,384	103,212
Class C	10,120	101,000
Class I	460,000	4,600,000
Class R	10,000	100,000

Total Sales	544,686	$5,411,493

Repurchases:
Class A	(145)	$(1,109)
Class B	(143)	(1,202)
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(288)	$(2,311)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within thirty days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the period ended September 30, 2008, the Fund did not receive any redemption fees. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,484,777 and $463,370, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the

26

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2008 (Unaudited)  continued

Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

27

Van Kampen Global Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

55, 155, 255, 660, 517
GGSAN 11/08
IU08-05771P-Y09/08

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 18, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 18, 2008
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: November 18, 2008